UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	September 30, 2006

Date of reporting period:	September 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Columbia Equity Funds

Annual Report – September 30, 2006

■  Columbia Asset Allocation Fund

■  Columbia Large Cap Growth Fund

■  Columbia Disciplined Value Fund

■  Columbia Common Stock Fund

■  Columbia Small Cap Core Fund

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

President's Message

September 30, 2006

Columbia Asset Allocation Fund	2

Columbia Large Cap Growth Fund	7

Columbia Disciplined Value Fund	12

Columbia Common Stock Fund	16

Columbia Small Cap Core Fund	21

Investment Portfolio	26

Statements of Assets and Liabilities	60

Statements of Operations	64

Statements of Changes in Net Assets	68

Financial Highlights	74

Notes to Financial Statements	106

Report of Independent Registered Public Accounting Firm	120

Unaudited Information	121

Fund Governance	122

Columbia Funds	126

Important Information About This Report	129

The views expressed in the President's Message and Portfolio Managers' reports reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Dear Shareholder,

Over the past few years, you've heard a lot about change here at Columbia Funds as we've streamlined our fund offerings, reduced our expenses and enhanced the different ways that you can do business with us. Our goal in all these matters has been to make investing easier and more convenient—and to ensure that you find the range of financial choices and services that you expect from one of the nation's leading financial companies.

As 78 million baby boomers move closer to retirement, we are also mindful that retirement is the single most important financial goal for many Americans. To that end we have committed considerable resources to ensure that you can find a wide range of choices at Columbia Funds, whether you are just beginning to invest for retirement or preparing to turn your retirement savings into income. If you haven't done so already, we suggest that you work closely with your financial adviser to draw up a personal investment plan that is based on what you'll require for your future. We continue to look for new ways to help meet the unique needs of all our investors—especially those who are approaching retirement.

As you read the following message from the manager or managers of your Columbia Funds, keep in mind that investing is often a long-term undertaking. While it's important to review the performance and market environment of the most recent period, it's essential to evaluate this information with your goal, time horizon and risk tolerance in mind.

Change is a constant in our lives, but one thing that does not change is our commitment to continue to improve your investment and service experiences. At Columbia Funds, we understand that you have a choice of financial providers and we want you to remain satisfied with your decision to invest with us—now and in the years to come.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Columbia Equity Funds

The U.S. economy grew at a solid but uneven pace during the 12-month period that began October 1, 2005 and ended September 30, 2006. Gross domestic product (GDP) expanded at an estimated annualized rate of approximately 3.5% as job growth provided support for consumer spending and rising profits freed up cash for business spending. Personal income also rose.

Yet these overall measures masked a host of challenges, which led to considerable volatility during the 12-month period. Early in the period, the economy reeled from the effects of hurricanes Katrina and Rita, which devastated the Gulf Coast late last summer. The twin storms disrupted the flow of energy products and left millions of Americans without homes or jobs. Consumer confidence plummeted in the wake of the storms. The impact on the labor market was actually less than anticipated. However, economic growth fell to a mere 1.8% in the fourth quarter of 2005.

The economy regained considerable momentum early in 2006. GDP growth rebounded to 5.6%, job growth resumed at a healthy pace and consumer confidence rebounded. Yet, the once strong housing market showed signs of serious slowing as the year wore on. Inflation edged higher as record-high energy prices took a bigger bite out of household budgets and the overall pace of economic growth slowed in the second half of the period. After 17 consecutive short-term interest rate hikes, the Federal Reserve Board Open Market Committee took no action in its August and September meetings,1 a potential indication that it may feel comfortable, at least for now, that inflation is under control. The federal funds rate, a key short-term lending rate, ended the period at 5.25%.

Stocks moved higher

Despite bouts of volatility, the S&P 500 Index—a broad measure of large company stock performance—returned 10.79% for this reporting period, gaining considerable ground in September. Large-, mid- and small-cap stocks generated similar returns as measured by their respective Russell indices. However, large-caps took the lead in the final months of the period and edged out both mid- and small-caps by a small margin. The Russell 1000 Index returned 10.25%, the Russell Midcap Index returned 9.57% and the Russell 2000 Index returned 9.92%.2 Foreign stock markets generally did better than the U.S. market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States, returned 19.16%. Japanese stocks, which accounted for a substantial percentage of the foreign index, contributed to the index's strong gains but gave back some returns as they reversed course in the final months of the period.

Bonds bounced back

The U.S. bond market delivered modest but positive returns, as interest rates spiked higher, then edged lower in the last three months of the period. The yield on the 10-year U.S. Treasury note, a bellwether for the bond market, ended the period at 4.64%—just slightly higher than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 3.67% for the 12-month period. High-yield bonds led the fixed income markets, reflecting investor confidence about the overall resilience of the economy. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 7.90%.

1The Fed took no action on the federal funds rate when it met in October, 2006.

2The Russell 1000 Index tracks the performance of 1000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Summary

For the 12-month period ended September 30, 2006

■  Despite bouts of volatility, the broad U.S. stock market, as measured by the S&P 500 Index, returned 10.79%. Foreign stocks did better than domestic stocks, as measured by the Morgan Stanley Capital International (MSCI) EAFE Index.

S&P Index	MSCI Index

■  Investment-grade bonds rebounded in the final months of the period, lifting the Lehman Brothers U.S. Aggregate Bond Index to a positive return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the fixed-income markets.

Lehman Index	Merrill Lynch Index

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The MSCI EAFE (Europe, Australasia, Far East) Index is a free-floated adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance Information – Columbia Asset Allocation Fund

Net asset value per share

as of 09/30/06 ($)

Class A	16.06
Class B	16.06
Class C	16.06
Class G	16.06
Class T	16.08
Class Z	16.07

Distributions declared per share

10/01/05 – 09/30/06 ($)

Class A	1.55
Class B	1.43
Class C	1.43
Class G	1.44
Class T	1.55
Class Z	1.59

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 10/01/96 – 09/30/06 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Growth of a $10,000 investment 10/01/96 – 09/30/06 ($)

Sales charge:	without	with
Class A	18,186	17,136
Class B	17,187	17,187
Class C	17,180	17,180
Class G	16,925	16,925
Class T	18,108	17,063
Class Z	18,542	n/a

Average annual total return as of 09/30/06 (%)

Share class	A		B		C		G		T		Z
Inception	11/01/98		11/01/98		11/18/02		03/04/96		12/30/91		12/30/91
Sales charge	without	with	without	with	without	with	without	with	without	with	without
1-year	7.39	1.24	6.59	1.71	6.59	5.61	6.70	1.83	7.39	1.19	7.65
5-year	5.31	4.08	4.57	4.23	4.56	4.56	4.59	4.08	5.30	4.07	5.61
10-year	6.16	5.53	5.56	5.56	5.56	5.56	5.40	5.40	6.12	5.49	6.37

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and T shares the applicable contingent deferred sales charge (5.00% in the first year, declining to 1.00% in the sixth year for Class B shares and 1.00% in the seventh year for Class G shares and eliminated thereafter) and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The returns for Class A and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A shares of the Galaxy Asset Allocation Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively), for periods prior to the inception of Prime A shares and Prime B shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Prime A shares, Prime B shares and Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A shares and Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A or Prime B shares. Retail A shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991. The returns for Class G and Class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for Class G shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the fund. The returns for Class Z shares include returns of Trust Shares of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the fund. Trust Shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991.

Understanding Your Expenses – Columbia Asset Allocation Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

04/01/06 – 09/30/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.59	1,018.45	6.66	6.68	1.32
Class B	1,000.00	1,000.00	1,009.68	1,014.69	10.43	10.45	2.07
Class C	1,000.00	1,000.00	1,009.12	1,014.69	10.43	10.45	2.07
Class G	1,000.00	1,000.00	1,009.98	1,014.94	10.18	10.20	2.02
Class T	1,000.00	1,000.00	1,013.29	1,018.20	6.91	6.93	1.37
Class Z	1,000.00	1,000.00	1,014.79	1,019.70	5.40	5.42	1.07

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Asset Allocation Fund

Top 5 equity sectors

as of 09/30/06 (%)

Financials	13.8
Information technology	9.3
Consumer discretionary	7.7
Health care	7.2
Industrials	7.1

Top 10 equity holdings

as of 09/30/06 (%)

General Electric	1.2
Citigroup	1.0
Bank of New York	0.8
Merrill Lynch	0.8
JPMorgan Chase	0.8
United Technologies	0.7
Microsoft	0.7
American International Group	0.6
Altria Group	0.6
Pfizer	0.6

Portfolio structure

as of 09/30/06 (%)

Common stocks	61.5%
Corporate fixed-income bonds & notes	12.1
Mortgage-backed securities	8.4
Securities lending collateral	7.4
Government & agency obligations	5.6
Collateralized mortgage obligations	3.8
Commercial mortgage- backed securities	2.1
Asset-backed Securities	0.5
Convertible bonds	0.3
Investment companies	0.1
Cash equivalent, net other assets & liabilities	(1.8)

This fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period ended September 30, 2006, Class A shares of Columbia Asset Allocation Fund returned 7.39% without sales charge. The S&P 500 Index returned 10.79% and the Lehman Brothers U.S. Aggregate Bond Index returned 3.67%.1 The fund's return was slightly lower than the 7.58% average return of its peer group, the Morningstar Moderate Allocation Category.2

During the period we reduced the fund's equity exposure to 62% and added modestly to the fund's positions in investment grade bonds and cash equivalents. This slight underweight in equities detracted from performance, because equities outperformed fixed income for the period. However, we believe the fund is prudently allocated for the period ahead.

Emphasis on large cap stocks aided performance

Within the equity portion of the portfolio, the fund emphasized large cap stocks over small cap stocks. This turned out to be a good tactical decision since large-caps outperformed small-caps as economic growth slowed during the period. Historically, investors have leaned toward large caps when growth slows because they tend to be more resilient than smaller companies in a challenging environment. A position in international stocks also aided performance with double-digit gains for the period.

Both growth and value stocks made a positive contribution to the fund's return. However, the fund's allocation to value stocks underperformed its benchmark while the fund's allocation to growth stocks outperformed its benchmark.

Fixed income allocation produced mixed results

The fixed income markets trailed the equity markets during the reporting period as rising interest rates put a damper on returns. As a result, the fund's slight overweight in fixed income detracted from its return. Approximately 33% of the fund's assets were committed to fixed income compared to 62% of the fund's assets committed to equities, compared to a neutral allocation of 60%/40%. In addition, the fund's fixed income return was slightly lower than its benchmark.

Looking ahead

We expect the U.S. economy to expand at a relatively modest pace through the end of the year and into 2007. With energy costs and long-term interest rates edging lower, inflation is likely to remain benign, which should keep the Federal Reserve Board on the sidelines, holding short-term interest rates steady. The housing market is soft and personal consumption growth is likely to slow. However, these could be offset somewhat

1The S&P 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily, price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Portfolio Managers' Report (continued) – Columbia Asset Allocation Fund by gains in capital spending. In this environment, we plan to keep the fund's slight tilt toward fixed income going forward. We believe the fund is appropriately positioned for an environment of slower economic growth and potentially steady to declining interest rates.

Fund Profile – Columbia Asset Allocation Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

+7.39%

Class A shares (without sales charge)

+10.79%

S&P 500 Index

+3.67%

Lehman Brothers U.S. Aggregate Bond Index

Summary

■  For the 12-month period ended September 30, 2006, the fund's Class A shares returned 7.39% without sales charge.

■  The fund's return fell between the returns of its two benchmarks, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index. It was somewhat lower than the average return of its peer group.

■  A slight underweight in equities detracted from performance during the period, as equities outperformed fixed income. However, an emphasis on large cap stocks aided performance.

Portfolio Management

Vikram Kuriyan, PhD, is the lead manager for Columbia Asset Allocation Fund and has managed the fund since August 2005. He has been with the advisor or its predecessors or affiliate organizations since 2000.

Karen Wurdack has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Dr. Kuriyan and Ms. Wurdack are responsible for allocating the fund's assets among the various asset classes. The investment decisions for each asset class are made by professionals with expertise in that class.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

International investing involves special risks, including currency risks, risks associated with possible differences in financial standards, and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Performance Information – Columbia Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 10/01/96 – 09/30/06 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Growth of a $10,000 investment 10/01/96 – 09/30/06($)

Sales charge	without	with
Class A	18,386	17,332
Class B	17,332	17,332
Class C	17,340	17,340
Class E	18,386	17,557
Class F	17,332	17,332
Class G	16,956	16,956
Class T	18,224	17,179
Class Z	18,930	n/a

Net asset value per share

as of 09/30/06 ($)

Class A	22.27
Class B	21.05
Class C	21.06
Class E	22.27
Class F	21.05
Class G	20.41
Class T	22.13
Class Z	22.68

Distributions declared per share

10/01/05 – 09/30/06 ($)

Class A	0.04
Class B	0.00
Class C	0.00
Class E	0.00
Class F	0.00
Class G	0.00
Class T	0.03
Class Z	0.09

The Fund's Class E and Class F are closed to new investors and new accounts.

Average annual total return as of 09/30/06 (%)

Share class	A		B		C		E		F		G		T		Z
Inception	11/01/98		11/01/98		11/18/02		09/22/06		09/22/06		03/04/96		12/14/90		12/14/90
Sales charge	without	with	without	with	without	with	without	with	without	with	without	with	without	with	without
1- year	5.69	-0.40	4.88	-0.12	4.78	3.78	5.69	0.95	4.88	-0.12	4.94	-0.06	5.63	-0.45	5.92
5-year	3.19	1.97	2.37	2.01	2.38	2.38	3.19	2.25	2.37	2.01	2.31	1.75	3.05	1.84	3.43
10-year	6.28	5.65	5.65	5.65	5.66	5.66	6.28	5.79	5.65	5.65	5.42	5.42	6.19	5.56	6.59

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and T shares and, 4.50% for Class E shares the applicable contingent deferred sales charge (5.00% in the first year, declining to 1.00% in the sixth year for Class B and Class F shares and 1.00% in the seventh year for Class G shares and eliminated thereafter) and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The returns for Class E and Class F shares include the returns of Class A shares (for Class E shares) and Class B shares (for Class F shares) of the fund for periods prior to September 22, 2006, the date on which Class E and F shares were initially offered by the fund. The returns for Class A and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A shares and Prime B shares (November 1, 1998). Class E and Class F shares generally would have had substantially similar returns to Class A and Class B shares, respectively. Class A and Class B shares generally would have had substantially similar returns to Prime A shares, Prime B shares and Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A shares and Prime B shares, respectively or Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the fund. The returns shown for Class C shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A or Prime B shares. The returns for Class G and Class T shares include the returns of Retail A shares (for Class T shares) and Retail B shares (for Class G shares) of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the fund. Retail A shares were initially offered on December 14, 1990. The returns for Class Z shares include returns of Trust shares of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the fund. Trust shares of the Galaxy Equity Growth Fund were initially offered on December 14, 1990.

Understanding Your Expenses – Columbia Large Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

04/01/06 – 09/30/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	990.22	1,019.85	5.19	5.27	1.04
Class B	1,000.00	1,000.00	986.91	1,016.09	8.92	9.05	1.79
Class C	1,000.00	1,000.00	986.01	1,016.09	8.91	9.05	1.79
Class G	1,000.00	1,000.00	986.91	1,016.34	8.67	8.80	1.74
Class T	1,000.00	1,000.00	990.22	1,019.60	5.44	5.52	1.09
Class E	1,000.00	1,000.00	1,017.80	1,019.45	0.30	5.67	1.12
Class F	1,000.00	1,000.00	1,017.40	1,016.19	0.49	8.95	1.77
Class Z	1,000.00	1,000.00	991.28	1,021.11	3.94	4.00	0.79

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Large Cap Growth Fund

For the 12-month period ended September 30, 2006, Class A shares of Columbia Large Cap Growth Fund returned 5.69% without sales charge. The fund trailed the Russell 1000 Growth Index, which returned 6.04%,1 but beat the 4.59% average return of its peer group, the Morningstar Large Growth Category.2 Weak stock selection and underweights in consumer staples and health care dampened performance relative to the index. Strong stock selection in other sectors, driven by our focus on large-cap companies that we believe have strong or improving business prospects, as well as above-average growth, resulted in returns that were ahead of the peer group average.

Stock picking in consumer discretionary led the way

Consumer discretionary stocks gave the biggest boost to performance. We avoided retailers, which seemed vulnerable as consumer spending slowed, and focused instead on areas such as gaming and media. Las Vegas Sands, a casino company, produced especially sharp gains, as investors began to recognize the importance of its properties in Macau, a developing gaming center in the Far East. Office Depot, an office supply retailer, also rallied nicely, following a continued turnaround in its business. Stock selection in the telecommunications services, energy and financials sectors was also positive. Standouts included American Tower, a cell phone tower company that experienced strong demand from wireless service providers, and Kerr-McGee, an exploration and production company that was bought out at a premium. Our gains from Kerr-McGee more than offset losses from Halliburton, an energy service company that suffered as commodity prices declined. Our focus on capital markets companies in the financials services sector also benefited performance.

Disappointments came from consumer staples and health care

In the consumer staples sector, the fund lost ground by having a smaller investment than the index in Wal-Mart Stores, which did well even as consumer spending slowed. In health care, the fund avoided domestic pharmaceutical companies, which caused us to miss out on gains in certain major index stocks. Our focus on non-U.S. drug companies as well as biotechnology and medical device firms hampered returns as the market corrected over the summer. An exception was Thermo Electron, which makes laboratory instruments for drug companies. It rallied after reporting continued strong results and announcing the acquisition of Fisher Scientific International. Industrial conglomerates 3M and American Standard Companies, declined sharply, leading us to sell both stocks.

1The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Sectors

as of 09/30/06 (%)

Information technology	28.7
Heath care	16.5
Consumer discretionary	15.1
Industrials	12.4
Consumer staples	8.9
Financials	8.7
Energy	4.6
Telecommunication services	3.0
Materials	2.0

Sector breakdown is calculated as a percentage of total investments excluding short-term investments and securities lending collateral.

Top 10 holdings

as of 09/30/06 (%)

Microsoft	3.2
Cisco Systems	2.8
General Electric	2.7
Google	2.6
Intel	2.6
Johnson & Johnson	2.6
Bank of New York	2.1
Thermo Electron	1.9
News	1.8
Waste Management	1.7

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

Portfolio Managers' Report (continued) – Columbia Large Cap Growth Fund

Holdings discussed in this report

as of 09/30/06 (%)

Las Vegas Sands	1.5
Office Depot	1.4
American Tower	1.0
Halliburton	0.7
Wal-Mart Stores	1.1
Thermo Electron	1.9
Akamai Technologies	1.0
NVIDIA	0.5

Your fund is actively managed and the composition of its portfolio will change over time. Holdings provided are calculated as a percentage of net assets.

Technology produced a mix of winners and losers

Gains in the technology sector overall were modest, as investors became concerned about a slowdown in tech spending and earnings growth. Akamai Technologies, a service provider for Internet websites, produced outsized gains as Internet traffic volume increased. However, NVIDIA and Corning were major disappointments as we missed the upswings in both holdings. NVIDIA is a leading manufacturer of chips for graphic applications such as video games, while Corning (no longer in the portfolio) makes glass for LCD displays.

Positive outlook for large-cap growth stocks

After years of trailing their small- and mid-cap peers, large-cap growth stocks appear to be poised for better times. Large-cap valuations appear attractive relative to other sectors. Plus, as the business cycle matures, companies with intrinsic growth rates may have an advantage over companies whose revenue gains have been primarily driven by their link to the current cycle. We also expect large-cap growth companies with multi-national operations to benefit if the U.S. dollar weakens further.

Fund Profile – Columbia Large Cap Growth Fund

Summary

■  For the 12-month period ended September 30, 2006, the fund's Class A shares returned 5.69% without sales charge.

■  The fund's return, after deducting fees and expenses, was modestly lower than the Russell 1000 Growth Index, but higher than the average return of the Morningstar Large Growth Category.

■  Stock selection, especially in the consumer discretionary sector, contributed positively to performance relative to the fund's peer group.

Portfolio Management

Paul J. Berlinguet has managed or co-managed the fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since October 2003.

Edward P. Hickey has managed or co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since November 1998.

Roger R. Sullivan has managed or co-managed the fund since June 2005 and has been with the advisor since January 2005.

Mary-Ann Ward has managed or co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since July 1997.

John T. Wilson has managed or co-managed the fund since August 2005 and has been with the advisor since July 2005.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including currency risks, risks associated with possible differences in financial standards, and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

+5.69%

Class A shares (without sales charge)

+6.04%

Russell 1000 Growth Index

Management Style

Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

Performance Information – Columbia Disciplined Value Fund

Net asset value per share

as of 09/30/06 ($)

Class A	15.70
Class B	14.96
Class C	14.93
Class G	14.96
Class T	15.70
Class Z	16.02

Distributions declared per share

10/01/05 – 09/30/06 ($)

Class A	1.25
Class B	1.14
Class C	1.14
Class G	1.15
Class T	1.25
Class Z	1.29

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 10/01/96 – 09/30/06 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Growth of a $10,000 investment 10/01/96 – 09/30/06 ($)

Sales charge:	without	with
Class A	23,210	21,874
Class B	21,522	21,522
Class C	21,482	21,482
Class G	21,552	21,552
Class T	23,129	21,798
Class Z	23,972	n/a

Average annual total return as of 09/30/06 (%)

Share class	A		B		C		G		T		Z
Inception	11/25/02		11/25/02		11/25/02		03/04/96		09/01/88		09/01/88
Sales charge	without	with	without	with	without	with	without	with	without	with	without
1-year	17.19	10.46	16.35	11.35	16.30	15.30	16.32	11.32	17.13	10.40	17.50
5-year	8.69	7.41	7.79	7.50	7.75	7.75	7.82	7.38	8.61	7.33	9.00
10-year	8.78	8.14	7.97	7.97	7.95	7.95	7.98	7.98	8.75	8.10	9.14

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and T shares, the applicable contingent deferred sales charge (5.00% in the first year, declining to 1.00% in the sixth year for Class B shares and 1.00% in the seventh year for Class G shares and eliminated thereafter) and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which Class A, B and C shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the performance of Retail A shares of the Galaxy Equity Value Fund for periods prior to the inception of Retail B shares (March 4, 1996). Class B and Class C shares generally would have had substantially similar returns to Retail A shares or Retail B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class B and Class C shares exceed expenses paid by Retail A shares. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer Classes of shares. The returns for Class G and Class T shares include the returns of Retail A shares (for Class T shares) and Retail B shares (for Class G shares) of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which Class T and Class G shares were initially offered by the fund. Retail A shares were initially offered on September 1, 1988. The returns for Class Z shares include returns of Trust Shares of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the fund. Trust shares of the Galaxy Equity Value Fund were initially offered on September 1, 1998.

Understanding Your Expenses – Columbia Disciplined Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

04/01/06 – 09/30/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,069.69	1,019.00	6.28	6.12	1.21
Class B	1,000.00	1,000.00	1,065.18	1,015.24	10.15	9.90	1.96
Class C	1,000.00	1,000.00	1,065.38	1,015.24	10.15	9.90	1.96
Class G	1,000.00	1,000.00	1,065.48	1,015.49	9.89	9.65	1.91
Class T	1,000.00	1,000.00	1,068.69	1,018.75	6.53	6.38	1.26
Class Z	1,000.00	1,000.00	1,070.89	1,020.26	4.98	4.86	0.96

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Disciplined Value Fund

Sectors

as of 09/30/06 (%)

Financials	36.6
Energy	13.4
Consumer discretionary	8.4
Consumer staples	7.7
Health care	7.7
Industrials	6.7
Utilities	6.2
Telecommunication services	6.1
Materials	3.7
Information technology	3.6

Sector breakdown is calculated as a percentage of total investments excluding short-term investments and securities lending collateral.

Top 10 holdings

as of 09/30/06 (%)

Exxon Mobil	5.9
Citigroup	4.2
Pfizer	3.5
Wachovia	3.5
ConocoPhillips	3.0
Allstate	2.8
Verizon Communications	2.7
Coca-Cola	2.5
CBS	2.4
Lehman Brothers Holdings	2.4

Holdings discussed in this report

as of 09/30/06 (%)

Goldman Sachs	2.4
JPMorgan Chase	1.9
Nucor	1.4
AT&T	1.9
Reynolds American	2.3
Avis Budget Group	0.3
USG	1.2

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

For the 12-month period ended September 30, 2006, Class A shares of Columbia Disciplined Value Fund returned 17.19% without sales charge. The fund outperformed its benchmark, the Russell 1000 Value Index, which returned 14.62% over the same period.1 Its return was also higher than the 11.14% average return of the Lipper Multi-Cap Value Classification average.2 Strong stock selection in the financials, materials, telecommunications and consumer staples sectors aided the fund's performance in an environment that was generally favorable to value stocks.

Stock selection drove positive performance—and a few disappointments

In the financials sector, Goldman Sachs and JPMorgan Chase were solid performers. JPMorgan Chase experienced strength in its capital markets and trading business while Goldman Sachs' investment banking and international operations produced solid results. In the materials sector, Nucor and Georgia-Pacific Group (no longer in the portfolio) were solid contributors to the fund's return as global demand for steel and paper—the primary products of the two companies—remained strong. AT&T made a solid contribution to the fund's return within the telecommunications sector. The company was buoyed by strong results in its Cingular wireless division. Tobacco maker Reynolds American also did well, as investors responded favorably to the company's strategy to drive future growth.

Stock selection in the industrials and health care sectors detracted from the fund's otherwise strong return. Avis Budget Group was the fund's biggest disappointment in the industrials sector—the only major sector to finish the period with a negative return. A soft real estate market hurt building supply company USG, also in the industrials sector, and Pulte Homes—an exception to otherwise strong performance in the consumer discretionary sector. Pulte was sold before the end of the period. In the health care sector, shares of CIGNA, the giant health care services provider, took a sharp dive in the spring as investors expressed concerns about the company's high cost structure. The decline was a drag on the fund's overall health care results and the stock was sold.

Looking ahead

Over the past several months, large, stable growth companies have led the charge to new highs for the equity markets. However, we believe the portfolio is positioned to weather any short-term shift in investor sentiment with solid value holdings that offer long-term growth potential.

1The Russell 1000 Value Index tracks the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Fund Profile – Columbia Disciplined Value Fund

Summary

■   For the 12-month period ended September 30, 2006, the fund's Class A shares returned 17.19% without sales charge.

■   In a period that was favorable to value stocks, the fund, its benchmark and peer group all delivered double-digit returns.1

■   The fund outperformed its benchmark and Lipper peer group average, primarily because of strong stock selection in the financials, materials, telecommunications and consumer discretionary sectors.

Portfolio Management

Vikram Kuriyan has managed or co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

+17.19%

Class A shares (without sales charge)

+14.62%

Russell 1000 Value Index

Management Style

Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

Performance Information – Columbia Common Stock Fund

Net asset value per share

as of 09/30/06 ($)

Class A	14.03
Class B	13.42
Class C	13.43
Class G	13.30
Class T	13.95
Class Z	14.10

Distributions declared per share

10/01/05 – 09/30/06 ($)

Class A	0.77
Class B	0.76
Class C	0.76
Class G	0.76
Class T	0.77
Class Z	0.80

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 10/01/96 – 09/30/06 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Common Stock Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Index tracks the performance of 1000 of the largest U.S. companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Growth of a $10,000 investment 10/01/96 – 09/30/06 ($)

Sales charge	without	with
Class A	19,238	18,133
Class B	18,115	18,115
Class C	18,128	18,128
Class G	17,741	17,741
Class T	19,067	17,973
Class Z	19,659	n/a

Average annual total return as of 09/30/06 (%)

Share class	A		B		C		G		T		Z
Inception	11/01/98		11/01/98		12/09/02		03/04/96		02/12/93		12/14/92
Sales charge	without	with	without	with	without	with	without	with	without	with	without
1- year	9.24	2.95	8.40	3.40	8.40	7.40	8.49	3.49	9.16	2.92	9.45
5-year	4.96	3.73	4.16	3.82	4.18	4.18	4.15	3.64	4.89	3.66	5.24
10-year	6.76	6.13	6.12	6.12	6.13	6.13	5.90	5.90	6.67	6.04	6.99

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and T shares, the applicable contingent deferred sales charge (5.00% in the first year, declining to 1.00% in the sixth year for Class B shares and 1.00% in the seventh year for Class G shares and eliminated thereafter) and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The returns for Class A and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which Class A and Class B shares were initially offered by the fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to Class A shares and Class B shares, respectively) for periods prior to the inception of Prime A and Prime B shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Prime A shares and Prime B shares, respectively, and Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A shares and Prime B shares, respectively, or Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to December 9, 2002, the date on which Class C shares were initially offered. The returns shown for Class C shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Retail A or Prime B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Prime B shares. The returns for Class G and Class T shares include the returns of Retail A shares (for Class T shares) and Retail B shares (for Class G shares) of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which Class T and Class G shares were initially offered by the fund. Retail A shares were initially offered on February 12, 1993. The returns for Class Z shares include returns of Trust shares of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which Class Z shares were initially offered by the fund, and returns of Trust shares of the Shawmut Fund (whose shares were initially offered on December 14, 1992), for periods prior to December 14, 1995.

Understanding Your Expenses – Columbia Common Stock Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

04/01/06 – 09/30/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,021.11	1,019.35	5.78	5.77	1.14
Class B	1,000.00	1,000.00	1,016.70	1,015.59	9.55	9.55	1.89
Class C	1,000.00	1,000.00	1,016.70	1,015.59	9.55	9.55	1.89
Class G	1,000.00	1,000.00	1,016.80	1,015.84	9.30	9.30	1.84
Class T	1,000.00	1,000.00	1,020.51	1,019.10	6.03	6.02	1.19
Class Z	1,000.00	1,000.00	1,021.71	1,020.61	4.51	4.51	0.89

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Common Stock Fund

Sectors

as of 09/30/06 (%)

Financials	23.2
Health care	22.2
Information technology	20.2
Consumer discretionary	14.1
Industrials	8.8
Consumer staples	5.4
Energy	4.5
Telecommunication services	1.6

Sector breakdown is calculated as a percentage of total investments excluding short-term investments and securities lending collateral.

Top 10 holdings

as of 09/30/06 (%)

Microsoft	3.6
Citigroup	2.7
General Electric	2.6
JPMorgan Chase	2.3
Berkshire Hathaway	2.2
Cisco Systems	2.1
American International Group	2.0
Abbott Laboratories	1.8
Symantec	1.8
Comcast	1.8

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

For the 12-month period ended September 30, 2006, Class A shares of Columbia Common Stock Fund returned 9.24% without sales charge. That was slightly lower than the 10.25% return of the Russell 1000 Index,1 and slightly higher than the average return of the Morningstar Large Blend Category, which was 9.14% during the same period.2 Stock selection within telecommunications and a below-index weight in energy detracted from performance while the brightest spots for the fund were within information technology and health care.

Technology and health care stocks shined

Early in the period, we emphasized semiconductor stocks in the technology sector. Our single-biggest success in this area arose when fund holding ATI Technologies was bought out at a premium by Advanced Micro Devices during the summer of 2006. Later in the period, we shifted the fund's emphasis from semiconductors to software, where the fund enjoyed gains from software giant Oracle, computer security software developer Symantec and the leader in computer networking equipment, Cisco Systems. Software stocks, many of which were sold off aggressively over the last 18 months, got a lift from strong business prospects and the anticipation of new products cycles. Cisco has taken steps to bolster its networking technologies via acquisitions and investments in television and cable video technologies, moves that appear to have been well received by investors.

Within health care, we concentrated on specialty pharmaceutical companies such as Endo Pharmaceuticals Holdings and Forest Laboratories. Endo shares moved higher as the company raised its sales forecast for a newly-launched painkiller, while Forest Laboratories enjoyed a healthy run-up after the company successfully defended a patent challenge to one of its antidepressant drugs.

Contrarian approach netted mixed results

The fund's contrarian approach led us to own companies such as News, Omnicom Group and Comcast —old-line media companies that had been out of favor for a number of years but which rallied strongly during the period. By contrast, performance was constrained by our contrarian decision to underweight the energy sector, which continued to rally beyond our expectations throughout most of the period. Our stance was finally vindicated toward the end of the period, when oil stocks experienced a dramatic sell-off as the price of oil declined sharply.

1The Russell 1000 Index tracks the performance of 1000 of the largest U.S. companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2006 Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Portfolio Managers' Report (continued) – Columbia Common Stock Fund

A decision to underweight the telecommunications sector also hurt the fund during the period. The fund missed out on a substantial rally from former Bell companies SBC, BellSouth and Verizon. And the fund lost additional ground within telecommunications relative to the index because Sprint Nextel was its primary investment in the telecommunications arena. Sprint Nextel performed poorly when earnings fell below investor expectations for the newly merged entity.

Looking ahead

In the year ahead, we expect that high energy prices and relatively high short-term interest rates could create a difficult environment for corporate earnings. With that in mind, we have made earnings an important purchase criterion, focusing on companies in which our confidence in their ability to meet earnings expectations is high. This approach has led us to companies with higher market capitalizations than a contrarian fund might otherwise consider. We have also focused on software and health care companies because their fortunes are not directly tied to the economic cycle. While we still expect the economy to grow at a reasonable clip, we believe these companies offer a hedge against any disappointments in economic performance.

Holdings discussed in this report

as of 09/30/06 (%)

ATI Technologies	0.9
Oracle	1.5
Symantec	1.8
Cisco Systems	2.1
Endo Pharmaceuticals Holdings	1.6
Forest Laboratories	1.2
News	1.4
Omnicom Group	1.0
Comcast	1.8
Sprint Nextel	1.5

Your fund is actively managed and the composition of its portfolio will change over time. Holdings provided are calculated as a percentage of net assets.

Fund Profile – Columbia Common Stock Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

+9.24%

Class A shares (without sales charge)

+10.25%

Russell 1000 Index

Management Style

Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 12-month period ended September 30, 2006, the fund's Class A shares returned 9.24% without sales charge.

■  The fund's return was slightly lower than the return of its benchmark and slightly higher than the average return of its peer group.

■  Stock selection within information technology and health care aided relative performance. Stock selection within telecommunications and a below-index weight in energy detracted from performance.

Portfolio Management

Guy W. Pope has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Jeffrey D. Huffman has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Performance Information – Columbia Small Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 10/01/96 – 09/30/06 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. The Standard & Poor's (S&P) SmallCap 600 index tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Growth of a $10,000 investment 10/01/96 – 09/30/06($)

Sales charge	without	with
Class A	34,948	32,932
Class B	32,847	32,847
Class C	32,878	32,878
Class G	32,685	32,685
Class T	34,501	32,511
Class Z	35,852	n/a

Net asset value per share

as of 09/30/06 ($)

Class A	19.72
Class B	18.73
Class C	18.75
Class G	18.57
Class T	19.53
Class Z	19.96

Distributions declared per share

10/01/05 – 09/30/06 ($)

Class A	1.45
Class B	1.45
Class C	1.45
Class G	1.45
Class T	1.45
Class Z	1.50

The Fund is closed to new investors and new accounts.

Average annual total return as of 09/30/06 (%)

Share class	A		B		C		G		T		Z
Inception	11/01/98		11/01/98		11/18/02		11/01/98		02/12/93		12/14/92
Sales charge	without	with	without	with	without	with	without	with	without	with	without
1- year	10.08	3.74	9.17	4.17	9.23	8.23	9.26	4.26	10.04	3.70	10.32
5-year	14.26	12.92	13.36	13.11	13.38	13.38	13.39	13.03	14.18	12.83	14.60
10-year	13.33	12.66	12.63	12.63	12.64	12.64	12.57	12.57	13.18	12.51	13.62

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and T shares, the applicable contingent deferred sales charge (5.00% in the first year, declining to 1.00% in the sixth year for Class B shares and 1.00% in the seventh year for Class G shares and eliminated thereafter) and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

On October 7, 2005, Columbia Small Cap Fund was renamed Columbia Small Cap Core Fund. Prior to November 18, 2002, the fund was named Galaxy Small Cap Value Fund, and offered Retail A, Retail B, Trust, Prime A and Prime B share classes. On that day, the fund changed its name to Liberty Small Cap Fund and began offering Class A, B, C, G, T and Z shares. The returns for Class A and B shares include returns of Prime A shares and Retail A shares (for Class A shares) and Prime B shares and Retail A shares (for Class B shares) of the former Galaxy Small Cap Value Fund for periods prior to the inception of Class A and Class B shares. Class C share performance information includes returns of Retail B shares and Retail A shares of the former Galaxy Small Cap Value Fund for periods prior to the inception of Class C shares. The returns for Class G and T shares include the returns of Retail A shares (for Class T shares) and Retail B shares (for Class G shares) of the Galaxy Small Cap Value Fund for periods prior to November 18, 2002. The returns shown for Class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B shares of the Galaxy Small Cap Value Fund (November 1, 1998). Retail A shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class G shares exceed expenses paid by Retail A shares. The returns for Class Z shares include the returns of Trust shares of the Galaxy Small Cap Value Fund, for periods prior to November 18, 2002, and returns of Trust shares of the Small Cap portfolio of The Shawmut Funds, the predecessor to the Galaxy Small Cap Value Fund, for periods prior to December 4, 1995. Total returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between any of the share classes. Had the expense differential been reflected, the returns for the periods prior to the inception of Class A, B and C shares would have been lower.

Understanding Your Expenses – Columbia Small Cap Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

04/01/06 – 09/30/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	970.52	1,019.15	5.83	5.97	1.18
Class B	1,000.00	1,000.00	966.51	1,015.39	9.51	9.75	1.93
Class C	1,000.00	1,000.00	967.01	1,015.39	9.52	9.75	1.93
Class G	1,000.00	1,000.00	967.21	1,015.64	9.27	9.50	1.88
Class T	1,000.00	1,000.00	970.72	1,018.90	6.08	6.23	1.23
Class Z	1,000.00	1,000.00	971.82	1,020.41	4.60	4.71	0.93

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Small Cap Core Fund

For the 12-month period ended September 30, 2006, Class A shares of Columbia Small Cap Core Fund returned 10.08% without sales charge. The fund's benchmarks, the S&P SmallCap 600 Composite Index and the Russell 2000 Index, returned 7.16% and 9.92%, respectively, for the same period.1 The average return of the fund's peer group, the Morningstar Small Blend Category, was 7.62%.2

Industrials, materials and energy stocks helped boost return

In a relatively strong economic environment, stocks in the industrials and materials sectors were buoyed by robust earnings and positive forecasts for continued growth. The fund had more exposure than the Russell 2000 Index to both sectors, and they made the biggest contributions to performance. Among industrial companies, EMCOR Group, a mechanical and electrical construction services company, was the best performing stock in the portfolio. It was followed by Terex, a manufacturer of farm and construction machinery, and Armor Holdings, which supplies the armor plating for military vehicles, among other products. In the materials sector, specialty chemical companies H.B. Fuller and Albemarle aided results, as did Greif, a manufacturer of packaging and containers.

Energy stocks produced strong gains for the portfolio throughout the 12 months, as energy prices soared to historical highs. When the valuations of the fund's energy holdings rose to what we believed were unsustainable levels, we took profits in the sector, trimming the portfolio's allocation to an underweight position. The decision to pare back the fund's energy investments benefited the fund as energy prices declined in the final months of the period. However, we plan to raise the fund's energy allocation when valuations become more attractive. The best performing energy companies were Core Laboratories, an oil and gas equipment and service company, and Southwestern Energy, an oil and gas exploration company. Both companies were sold at a profit.

Merger and acquisition activity was a theme in the portfolio, and several holdings rose on announcements that they were likely to be acquired. An example is seed producer Delta & Pine Land Company which benefited when it was announced that the company would be acquired by Monsanto.

Investments in the technology and financials sectors disappointed

While individual investments in technology were generally positive, the fund's technology stock selection dampened relative performance. We tend to focus on

1The S&P SmallCap 600 Composite Index tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2006, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Sectors

as of 09/30/06 (%)

Information technology	20.2
Industrials	19.6
Consumer discretionary	18.0
Health care	16.3
Financials	10.8
Materials	6.9
Utilities	2.7
Energy	2.5
Consumer staples	2.1
Telecommunication services	0.8

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

Top 10 holdings

as of 09/30/06 (%)

Benchmark Electronics	2.5
Res-Care	1.6
EMCOR Group	1.4
Armor Holdings	1.4
Unifirst	1.3
MacDermid	1.3
Sybase	1.1
West Pharmaceutical Services	1.1
Greif	1.0
H.B. Fuller	1.0

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

Portfolio Managers' Report (continued) – Columbia Small Cap Core Fund

Holdings discussed in this report

as of 09/30/06 (%)

EMCOR Group	1.4
Terex	0.8
Armor Holdings	1.4
H.B. Fuller	1.0
Albemarle	0.6
Greif	1.0

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

companies with relatively low valuations, which may have been overlooked by other investors and which are not as easily traded as larger companies. When technology stocks do reasonably well, as has been the case over the annual reporting period, these types of stocks tend to underperform the stocks of large, well-known technology companies. Although we tend to lag in a traditional technology rally, we have the potential to outperform when investors shift their focus to smaller technology companies with attractive valuations.

A significant underweight in the financials sector also held back results, primarily because we were early in cutting back the fund's position in real estate investment trusts (REITs), which continued to generate strong gains.

Small-cap stocks may face some head winds

As economic growth slowed, we trimmed some of the fund's profitable positions in cyclical sectors, such as industrials and materials, because we believed their earnings growth could weaken going forward. And, we've turned generally cautious in our outlook as large caps may have greater investor interest than small caps for the first time in years. Yet, we continued to find investment opportunities among small-cap stocks with attractive valuations and solid business prospects.

Fund Profile – Columbia Small Cap Core Fund

Summary

■  For the 12-month period ended September 30, 2006, the fund's Class A shares returned 10.08% without sales charge.

■  Relatively strong economic growth and rising corporate profits helped the fund, its benchmark and peer group deliver strong returns.

■  The fund outperformed its benchmarks and peer group, with strong contributions from industrials, materials and energy stocks. Stock selection in the technology sector and an underweight in the financial sector detracted from performance.

Portfolio Management

Peter Larson is the lead manager for the fund. He has managed the fund since 1992 and has been with the advisor or its predecessors or affiliate organizations since 1963.

Richard D'Auteuil has co-managed the fund since September 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Allyn Seymour has co-managed the fund since September 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

+10.08%

Class A shares (without sales charge)

+9.92%

Russell 2000 Index

+7.16%

S&P SmallCap 600 Composite Index

Management Style

Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

Investment Portfolio – Columbia Asset Allocation Fund (September 30, 2006)

Common Stocks – 61.5%

	Shares	Value ($)
Consumer Discretionary – 7.7%
Auto Components – 0.3%
BorgWarner, Inc.	1,130	64,602
Continental AG	2,551	295,405
Denso Corp.	9,900	348,873
Johnson Controls, Inc.	700	50,218
Leoni AG	5,566	194,286
Modine Manufacturing Co.	690	16,788
Visteon Corp. (a)	1	8
Auto Components Total		970,180
Automobiles – 0.5%
Harley-Davidson, Inc.	7,780	488,195
Suzuki Motor Corp.	14,300	364,073
Toyota Motor Corp.	14,100	767,742
Automobiles Total		1,620,010
Distributors – 0.1%
Building Material Holding Corp.	590	15,352
Canon Marketing Japan, Inc.	9,500	228,069
Distributors Total		243,421
Diversified Consumer Services – 0.2%
Sotheby's	20,564	662,983
Steiner Leisure Ltd. (a)	1,407	59,164
Strayer Education, Inc.	645	69,796
Diversified Consumer Services Total		791,943
Hotels, Restaurants & Leisure – 1.5%
Bob Evans Farms, Inc.	510	15,443
Brinker International, Inc.	1,010	40,491
California Pizza Kitchen, Inc. (a)	780	23,345
Darden Restaurants, Inc.	1,010	42,895
Genting Bhd	23,100	150,812
Harrah's Entertainment, Inc.	631	41,917
Hilton Hotels Corp.	3,360	93,576
International Game Technology, Inc.	2,130	88,395
Jack in the Box, Inc. (a)	103	5,374
Landry's Restaurants, Inc.	740	22,311
Las Vegas Sands Corp. (a)	17,296	1,182,182
Marriott International, Inc., Class A	2,140	82,690
McDonald's Corp.	22,820	892,718
Multimedia Games, Inc. (a)	924	8,390
PartyGaming PLC	107,365	214,861
Pinnacle Entertainment, Inc. (a)	1,091	30,679
Ruth's Chris Steak House (a)	1,830	34,441
Scientific Games Corp., Class A (a)	3,310	105,258
Shuffle Master, Inc. (a)	1,290	34,843
Starwood Hotels & Resorts Worldwide, Inc.	34,220	1,957,042
Vail Resorts, Inc. (a)	450	18,009
Yum! Brands, Inc.	1,410	73,390
Hotels, Restaurants & Leisure Total		5,159,062

	Shares	Value ($)
Household Durables – 0.7%
American Greetings Corp., Class A	1,520	35,142
Black & Decker Corp.	390	30,947
Centex Corp.	2,830	148,915
CSS Industries, Inc.	460	13,671
D.R. Horton, Inc.	2,236	53,552
Desarrolladora Homex SA de CV, ADR (a)	675	25,488
Furniture Brands International, Inc.	810	15,422
Interface, Inc., Class A (a)	2,741	35,304
JM AB	16,400	287,841
Kimball International, Inc., Class B	900	17,370
Lennar Corp., Class A (b)	2,000	90,500
Makita Corp.	3,900	114,338
Matsushita Electric Industrial Co., Ltd.	18,000	382,354
Newell Rubbermaid, Inc.	26,500	750,480
Pulte Homes, Inc.	2,030	64,676
Taylor Woodrow PLC	50,404	334,281
Tempur-Pedic International, Inc. (a)	3,655	62,756
Household Durables Total		2,463,037
Internet & Catalog Retail – 0.0%
Liberty Media Holding Corp., Interactive Series A (a)	2,680	54,619
Nutri/System, Inc. (a)	522	32,515
Priceline.com, Inc. (a)	1,590	58,496
Internet & Catalog Retail Total		145,630
Leisure Equipment & Products – 0.1%
Hasbro, Inc.	1,900	43,225
Sega Sammy Holdings, Inc.	5,900	189,393
Leisure Equipment & Products Total		232,618
Media – 1.7%
4Kids Entertainment, Inc. (a)	780	12,870
Comcast Corp., Class A (a)	31,000	1,142,350
Dow Jones & Co., Inc.	1,800	60,372
EchoStar Communications Corp., Class A (a)	14,000	458,360
Focus Media Holding Ltd., ADR (a)	540	31,277
Grupo Televisa SA, ADR	3,900	82,914
Lamar Advertising Co., Class A (a)(b)	8,680	463,599
Modern Times Group AB (a)	2,950	152,779
News Corp., Class A	109,700	2,155,605
Regal Entertainment Group, Class A	2,000	39,640
Scholastic Corp. (a)	7	218
Time Warner, Inc.	10,000	182,300
Viacom, Inc., Class B (a)	21,200	788,216
Vivendi	15,219	547,589
Media Total		6,118,089

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
Multi-Line Retail – 1.0%
Dollar General Corp.	2,800	38,164
Federated Department Stores, Inc.	31,480	1,360,251
J.C. Penney Co., Inc.	3,749	256,394
Kohl's Corp. (a)	11,300	733,596
Nordstrom, Inc.	3,640	153,972
Target Corp.	17,100	944,775
Multi-Line Retail Total		3,487,152
Specialty Retail – 1.5%
Abercrombie & Fitch Co., Class A	1,180	81,986
Aeropostale, Inc. (a)	1,970	57,583
Borders Group, Inc.	690	14,076
Chico's FAS, Inc. (a)	2,960	63,729
Children's Place Retail Stores, Inc. (a)	1,060	67,872
DSW, Inc., Class A (a)	780	24,570
GameStop Corp., Class A (a)(b)	14,738	682,075
Gymboree Corp. (a)	830	35,009
HMV Group PLC	65,214	197,486
Monro Muffler, Inc.	730	24,827
Office Depot, Inc. (a)	46,840	1,859,548
OfficeMax, Inc.	14,600	594,804
Payless Shoesource, Inc. (a)	570	14,193
PETsMART, Inc.	1,880	52,170
Rent-A-Center, Inc. (a)	810	23,725
Staples, Inc.	20,500	498,765
TJX Companies, Inc.	32,905	922,327
Tween Brands, Inc. (a)	748	28,125
Urban Outfitters, Inc. (a)	3,450	61,031
Zale Corp. (a)	600	16,644
Zumiez, Inc. (a)	1,150	31,050
Specialty Retail Total		5,351,595
Textiles, Apparel & Luxury Goods – 0.1%
Carter's, Inc. (a)	3,966	104,663
Coach, Inc. (a)	6,090	209,496
Delta Apparel, Inc.	560	10,926
Hampshire Group Ltd. (a)	930	11,513
Hartmarx Corp. (a)	1,843	12,477
Phillips-Van Heusen Corp.	1,980	82,705
Polo Ralph Lauren Corp.	650	42,048
Stride Rite Corp.	820	11,447
Wolverine World Wide, Inc.	980	27,744
Textiles, Apparel & Luxury Goods Total		513,019
Consumer Discretionary Total		27,095,756
Consumer Staples – 4.8%
Beverages – 1.6%
Anheuser-Busch Companies, Inc.	38,900	1,848,139
Coca-Cola Co.	14,100	629,988
Coca-Cola Enterprises, Inc.	35,875	747,276

	Shares	Value ($)
Diageo PLC	17,829	314,739
Diageo PLC, ADR	12,551	891,623
Fomento Economico Mexicano SA de CV, ADR	700	67,858
Heineken NV	7,456	340,185
Pepsi Bottling Group, Inc.	3,530	125,315
PepsiCo, Inc.	12,259	800,023
Beverages Total		5,765,146
Food & Staples Retailing – 0.6%
BJ's Wholesale Club, Inc. (a)	400	11,672
CVS Corp.	18,000	578,160
Kroger Co.	21,100	488,254
Wal-Mart Stores, Inc.	17,700	872,964
Weis Markets, Inc.	800	31,840
Whole Foods Market, Inc.	880	52,298
Food & Staples Retailing Total		2,035,188
Food Products – 0.8%
Cadbury Schweppes PLC, ADR (b)	17,100	731,367
Campbell Soup Co. (b)	17,260	629,990
China Milk Products Group Ltd. (a)	172,000	114,750
Corn Products International, Inc.	840	27,334
Dean Foods Co. (a)	4,150	174,383
Flowers Foods, Inc.	554	14,892
H.J. Heinz Co.	1,530	64,153
Hershey Co.	1,020	54,519
J&J Snack Foods Corp.	488	15,177
Kraft Foods, Inc., Class A (b)	15,500	552,730
Lancaster Colony Corp.	420	18,799
Lance, Inc.	720	15,854
Maui Land & Pineapple Co., Inc. (a)	410	12,165
McCormick & Co., Inc.	1,730	65,706
Premium Standard Farms, Inc.	626	11,925
Ralcorp Holdings, Inc. (a)	410	19,774
Toyo Suisan Kaisha Ltd.	9,000	129,631
Tyson Foods, Inc., Class A (b)	20,300	322,364
Food Products Total		2,975,513
Household Products – 0.7%
Clorox Co.	1,700	107,100
Colgate-Palmolive Co.	8,900	552,690
Energizer Holdings, Inc. (a)	6,000	431,940
Procter & Gamble Co.	19,200	1,190,016
Household Products Total		2,281,746
Personal Products – 0.1%
Alberto-Culver Co.	840	42,495
Avon Products, Inc.	1,400	42,924
Estee Lauder Companies, Inc., Class A	2,760	111,311
Personal Products Total		196,730

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
Tobacco – 1.0%
Altria Group, Inc.	29,026	2,221,940
Imperial Tobacco Group PLC	10,139	337,703
Japan Tobacco, Inc.	49	190,724
Loews Corp. - Carolina Group	12,600	697,914
UST, Inc.	980	53,733
Tobacco Total		3,502,014
Consumer Staples Total		16,756,337
Energy – 5.4%
Energy Equipment & Services – 1.3%
BJ Services Co.	2,910	87,678
Complete Production Services, Inc. (a)	412	8,133
Diamond Offshore Drilling, Inc.	620	44,869
Dril-Quip, Inc. (a)	250	16,920
ENSCO International, Inc.	4,875	213,671
FMC Technologies, Inc. (a)	1,220	65,514
Grant Prideco, Inc. (a)	860	32,706
Grey Wolf, Inc. (a)	2,690	17,969
Halliburton Co.	44,404	1,263,294
Hydril (a)	382	21,415
Lone Star Technologies, Inc. (a)	230	11,127
Lufkin Industries, Inc.	612	32,387
National-Oilwell Varco, Inc. (a)	10,265	601,016
NS Group, Inc. (a)	220	14,201
Oil States International, Inc. (a)	330	9,075
Rowan Companies, Inc.	5,075	160,522
Schlumberger Ltd.	11,748	728,729
Smith International, Inc.	1,160	45,008
Subsea 7, Inc. (a)	12,300	199,988
Superior Energy Services, Inc. (a)	1,701	44,668
Superior Well Services, Inc. (a)	210	4,158
Technip SA, ADR	800	45,576
Tetra Technologies, Inc. (a)	945	22,831
TGS Nopec Geophysical Co. ASA (a)	13,100	207,826
Tidewater, Inc.	1,300	57,447
Todco (a)	845	29,237
Transocean, Inc. (a)	8,500	622,455
TriCo Marine Services, Inc. (a)	671	22,646
Energy Equipment & Services Total		4,631,066
Oil, Gas & Consumable Fuels – 4.1%
Alpha Natural Resources, Inc. (a)	660	10,402
Bois d'Arc Energy, Inc. (a)	660	10,098
BP PLC, ADR	9,618	630,748
Chesapeake Energy Corp.	3,660	106,067
Comstock Resources, Inc. (a)	280	7,602
ConocoPhillips	16,538	984,507
Denbury Resources, Inc. (a)	4,090	118,201
Devon Energy Corp.	7,300	460,995
EnCana Corp.	5,900	274,533

	Shares	Value ($)
EnCana Corp.	25,500	1,190,595
ENI S.p.A.	14,608	434,053
EOG Resources, Inc.	1,680	109,284
Exxon Mobil Corp.	17,475	1,172,572
Foundation Coal Holdings, Inc.	1,412	45,706
Harvest Natural Resources, Inc. (a)	1,190	12,317
Hess Corp.	15,775	653,400
Houston Exploration Co. (a)	210	11,582
Marathon Oil Corp.	17,513	1,346,750
Newfield Exploration Co. (a)	6,500	250,510
Nordic American Tanker Shipping	505	17,574
Occidental Petroleum Corp.	33,000	1,587,630
Parallel Petroleum Corp. (a)	2,313	46,399
Peabody Energy Corp.	400	14,712
PetroChina Co., Ltd., Class H	320,000	344,024
Petroleo Brasileiro SA, ADR (a)	1,526	127,925
Quicksilver Resources, Inc. (a)	1,370	43,703
Range Resources Corp.	4,500	113,580
Royal Dutch Shell PLC, Class A	8,674	285,982
Royal Dutch Shell PLC, Class B	15,165	517,165
Southwestern Energy Co. (a)	1,441	43,043
Statoil ASA	12,000	284,292
Stone Energy Corp. (a)	300	12,144
Swift Energy Co. (a)	250	10,455
Tesoro Corp.	700	40,586
Total SA	7,211	475,196
Total SA, ADR	11,500	758,310
Western Refining, Inc.	400	9,296
Williams Companies, Inc.	32,700	780,549
World Fuel Services Corp.	2,600	105,170
XTO Energy, Inc.	17,896	753,958
Yanzhou Coal Mining Co., Ltd., Class H	304,000	207,714
Oil, Gas & Consumable Fuels Total		14,409,329
Energy Total		19,040,395
Financials – 13.8%
Capital Markets – 3.2%
Affiliated Managers Group, Inc. (a)	2,040	204,224
Bank of New York Co., Inc.	82,992	2,926,298
Bear Stearns Companies, Inc.	600	84,060
Calamos Asset Management, Inc., Class A	1,566	45,915
Credit Suisse Group, Registered Shares	6,174	356,792
Daiwa Securities Group, Inc.	19,000	222,734
Deutsche Bank AG, Registered Shares	4,133	498,149
Deutsche Bank AG, Registered Shares (b)	4,500	543,150
Franklin Resources, Inc.	9,200	972,900

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
Goldman Sachs Group, Inc.	2,800	473,676
Greenhill & Co., Inc.	990	66,350
Lazard Ltd., Class A	1,870	74,763
Mellon Financial Corp.	15,500	606,050
Merrill Lynch & Co., Inc.	37,232	2,912,287
Nomura Holdings, Inc.	18,300	321,593
Nuveen Investments, Inc., Class A (b)	11,300	578,899
Piper Jaffray Companies, Inc. (a)	410	24,854
T. Rowe Price Group, Inc.	2,870	137,330
Thomas Weisel Partners Group, Inc. (a)	742	11,909
UBS AG, Registered Shares	6,587	393,504
Capital Markets Total		11,455,437
Commercial Banks – 4.8%
Australia & New Zealand Banking Group Ltd.	11,012	219,836
Bancfirst Corp.	336	15,698
Banco Bilbao Vizcaya Argentaria SA	31,064	718,492
Banco Santander Central Hispano SA	43,647	689,321
BancTrust Financial Group, Inc.	648	18,073
Bangkok Bank Public Co., Ltd., NVDR	68,400	194,097
Bank of Granite Corp.	1,129	19,787
Bank of Hawaii Corp.	1,700	81,872
Barclays PLC	52,697	664,166
BNP Paribas	5,862	629,943
Bryn Mawr Bank Corp.	747	16,509
Capitol Bancorp Ltd.	783	34,843
Central Pacific Financial Corp.	450	16,461
Chemical Financial Corp.	830	24,634
Chittenden Corp.	735	21,087
Citizens Banking Corp.	880	23,109
City Holding Co.	470	18,739
City National Corp.	2,350	157,591
Columbia Banking System, Inc.	560	17,926
Comerica, Inc.	1,900	108,148
Community Trust Bancorp, Inc.	650	24,472
Cullen/Frost Bankers, Inc.	1,600	92,512
Depfa Bank PLC	19,695	363,733
East West Bancorp, Inc.	1,583	62,703
First Citizens BancShares, Inc., Class A	70	13,377
First Financial Bankshares, Inc.	454	17,320
First Financial Corp.	620	19,784
First Republic Bank	960	40,858
ForeningsSparbanken AB	7,800	231,261
Hancock Holding Co.	840	44,982
HBOS PLC	30,184	596,856
HSBC Holdings PLC	32,644	595,213

	Shares	Value ($)
Industrial Bank of Korea	13,380	229,913
Marshall & Ilsley Corp. (b)	21,908	1,055,527
Mass Financial Corp., Class A (a)	1,750	2,083
Mega Financial Holding Co., Ltd.	253,000	179,080
Mercantile Bankshares Corp.	2,150	77,980
Merchants Bancshares, Inc.	580	13,630
Mid-State Bancshares	1,000	27,360
Mitsubishi UFJ Financial Group, Inc.	20	256,517
Mizuho Financial Group, Inc.	22	170,280
Northrim BanCorp, Inc.	661	17,450
PNC Financial Services Group, Inc.	18,646	1,350,716
S&T Bancorp, Inc.	550	17,875
Sandy Spring Bancorp, Inc.	400	14,144
Societe Generale	3,502	556,407
Sterling Bancorp NY	780	15,335
Sterling Bancshares Inc.	2,190	44,347
Sterling Financial Corp.	400	12,972
Sumitomo Mitsui Financial Group, Inc.	35	366,871
Sumitomo Trust & Banking Co., Ltd.	25,000	262,734
SunTrust Banks, Inc.	4,900	378,672
Susquehanna Bancshares, Inc.	850	20,774
SVB Financial Group (a)	1,700	75,888
Taylor Capital Group, Inc.	600	17,730
TCF Financial Corp.	2,200	57,838
TriCo Bancshares	827	20,468
Trustmark Corp.	450	14,144
U.S. Bancorp	49,139	1,632,398
UMB Financial Corp.	820	29,987
UnionBanCal Corp.	4,200	255,780
United Overseas Bank Ltd.	43,000	440,339
Wachovia Corp.	17,978	1,003,172
Wells Fargo & Co.	53,666	1,941,636
Westpac Banking Corp. (a)	18,688	315,766
Whitney Holding Corp.	2,190	78,336
Zions Bancorporation	1,835	146,451
Commercial Banks Total		16,894,003
Consumer Finance – 0.1%
Advance America Cash Advance Centers, Inc.	2,140	30,859
Advanta Corp., Class B	620	22,878
Cash America International, Inc.	2,050	80,114
First Cash Financial Services, Inc. (a)	1,180	24,296
ORIX Corp.	1,060	294,313
Consumer Finance Total		452,460
Diversified Financial Services – 2.3%
Chicago Mercantile Exchange	138	65,998
CIT Group, Inc.	5,600	272,328
Citigroup, Inc.	68,652	3,409,945
Fortis	9,945	403,190
ING Groep NV	11,295	495,636

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
International Securities Exchange Holdings, Inc.	1,065	49,938
JPMorgan Chase & Co.	58,603	2,751,997
Medallion Financial Corp.	1,500	16,545
Nasdaq Stock Market, Inc. (a)(b)	16,600	501,984
Diversified Financial Services Total		7,967,561
Insurance – 2.2%
ACE Ltd.	800	43,784
Ambac Financial Group, Inc.	22,435	1,856,496
American International Group, Inc.	33,755	2,236,606
American Physicians Capital, Inc. (a)	454	21,964
Argonaut Group, Inc. (a)	460	14,274
Aviva PLC	24,451	358,103
Axis Capital Holdings Ltd.	1,400	48,566
Baldwin & Lyons, Inc., Class B	640	15,501
Baloise Holding AG, Registered Shares	4,008	393,585
CNA Surety Corp. (a)	1,120	22,624
Commerce Group, Inc.	720	21,636
Conseco, Inc. (a)	3,400	71,366
Delphi Financial Group, Inc., Class A	870	34,696
Genworth Financial, Inc., Class A	25,300	885,753
Hanover Insurance Group, Inc.	930	41,506
Harleysville Group, Inc.	530	18,545
Hartford Financial Services Group, Inc.	10,052	872,011
Horace Mann Educators Corp.	1,141	21,941
KMG America Corp. (a)	1,813	13,326
Lincoln National Corp.	1,100	68,288
Loews Corp.	2,100	79,590
National Western Life Insurance Co., Class A (a)	48	11,035
Navigators Group, Inc. (a)	814	39,080
Old Republic International Corp.	2,887	63,947
Phoenix Companies, Inc.	1,780	24,920
Platinum Underwriters Holdings Ltd.	2,300	70,909
ProAssurance Corp. (a)	551	27,153
ProCentury Corp.	1,423	21,345
RLI Corp.	436	22,144
Sampo Oyj, Class A	20,200	420,659
United America Indemnity Ltd., Class A (a)	960	21,571
Insurance Total		7,862,924
Real Estate Investment Trusts (REITs) – 0.7%
Alexandria Real Estate Equities, Inc.	359	33,674
Archstone-Smith Trust	8,996	489,742
Boston Properties, Inc.	750	77,505
Cousins Properties, Inc.	390	13,342
Crescent Real Estate Equities Co.	888	19,367
Entertainment Properties Trust	336	16,572
Equity Office Properties Trust	2,800	111,328

	Shares	Value ($)
Equity One, Inc.	918	22,004
Equity Residential	1,300	65,754
Franklin Street Properties Corp.	1,174	23,316
General Growth Properties, Inc.	2,580	122,937
Getty Realty Corp.	690	20,203
Healthcare Realty Trust, Inc.	720	27,655
Highland Hospitality Corp.	1,250	17,913
Home Properties, Inc.	574	32,810
Host Hotels & Resorts, Inc.	1,795	41,159
Kimco Realty Corp.	10,822	463,939
Lexington Corporate Properties Trust	1,015	21,498
Mid-America Apartment Communities, Inc.	550	33,671
Potlatch Corp.	536	19,886
ProLogis	10,300	587,718
Strategic Hotels & Resorts, Inc.	1,150	22,862
U-Store-It Trust	420	9,013
Universal Health Realty Income Trust	510	18,283
Urstadt Biddle Properties, Inc., Class A	900	16,353
Washington Real Estate Investment Trust	910	36,218
Real Estate Investment Trusts (REITs) Total		2,364,722
Real Estate Management & Development – 0.2%
CB Richard Ellis Group, Inc., Class A (a)	2,140	52,644
Jones Lang LaSalle, Inc.	790	67,529
St. Joe Co.	980	53,773
Sun Hung Kai Properties Ltd.	13,000	141,730
Swire Pacific Ltd., Class A	28,500	297,095
Real Estate Management & Development Total		612,771
Thrifts & Mortgage Finance – 0.3%
Corus Bankshares, Inc.	1,025	22,919
Golden West Financial Corp.	9,800	757,050
PMI Group, Inc.	1,900	83,239
Sovereign Bancorp, Inc.	4,095	88,084
TrustCo Bank Corp. NY	1,260	13,658
Thrifts & Mortgage Finance Total		964,950
Financials Total		48,574,828
Health Care – 7.2%
Biotechnology – 1.0%
Alkermes, Inc. (a)	1,050	16,643
Amgen, Inc. (a)	15,200	1,087,256
Amylin Pharmaceuticals, Inc. (a)(b)	9,300	409,851

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
Arena Pharmaceuticals, Inc. (a)	1,780	21,324
Celgene Corp. (a)	1,540	66,682
Cephalon, Inc. (a)	950	58,663
Cubist Pharmaceuticals, Inc. (a)	666	14,479
Digene Corp. (a)	1,790	77,238
Genentech, Inc. (a)	6,900	570,630
Genzyme Corp. (a)	8,600	580,242
PDL BioPharma, Inc. (a)	1,680	32,256
Senomyx, Inc. (a)	1,600	24,592
Vertex Pharmaceuticals, Inc. (a)(b)	10,800	363,420
Biotechnology Total		3,323,276
Health Care Equipment & Supplies – 0.2%
Analogic Corp.	260	13,343
Beckman Coulter, Inc.	1,420	81,735
Biomet, Inc.	1,010	32,512
DENTSPLY International, Inc.	1,320	39,745
DJO, Inc. (a)	350	14,536
Gen-Probe, Inc. (a)	860	40,325
Greatbatch, Inc. (a)	494	11,174
Haemonetics Corp. (a)	1,270	59,436
Hologic, Inc. (a)	981	42,693
Hospira, Inc. (a)	2,150	82,280
Intuitive Surgical, Inc. (a)	395	41,653
Kyphon, Inc. (a)	1,110	41,536
Mentor Corp.	836	42,126
Meridian Bioscience, Inc.	1,470	34,560
Neurometrix, Inc. (a)	1,060	20,151
ResMed, Inc. (a)	1,046	42,102
St. Jude Medical, Inc. (a)	1,220	43,054
STERIS Corp.	1,160	27,910
Varian Medical Systems, Inc. (a)	1,767	94,340
Viasys Healthcare, Inc. (a)	430	11,713
Vital Signs, Inc.	210	11,888
West Pharmaceutical Services, Inc.	590	23,169
Health Care Equipment & Supplies Total		851,981
Health Care Providers & Services – 1.6%
Aetna, Inc.	14,520	574,266
AMN Healthcare Services, Inc. (a)	550	13,063
Caremark Rx, Inc. (b)	10,500	595,035
CIGNA Corp.	5,000	581,600
Community Health Systems, Inc. (a)	2,980	111,303
Coventry Health Care, Inc. (a)	780	40,186
Cross Country Healthcare, Inc. (a)	1,060	18,020
DaVita, Inc. (a)	1,100	63,657
Express Scripts, Inc. (a)	1,000	75,490
Genesis HealthCare Corp. (a)	570	27,149
Gentiva Health Services, Inc. (a)	1,120	18,413
HealthExtras, Inc. (a)	1,367	38,700
Henry Schein, Inc. (a)	1,030	51,644
Hooper Holmes, Inc. (a)	1,890	6,369

	Shares	Value ($)
Humana, Inc. (a)	14,650	968,218
Kindred Healthcare, Inc. (a)	970	28,838
Laboratory Corp. of America Holdings (a)	780	51,145
Manor Care, Inc.	1,010	52,803
McKesson Corp.	1,180	62,210
Medco Health Solutions, Inc. (a)	1,010	60,711
Owens & Minor, Inc.	570	18,747
Patterson Companies, Inc. (a)	1,910	64,195
Pediatrix Medical Group, Inc. (a)	2,260	103,056
Psychiatric Solutions, Inc. (a)	934	31,840
Quest Diagnostics, Inc.	14,401	880,765
RehabCare Group, Inc. (a)	500	6,550
Res-Care, Inc. (a)	970	19,487
Symbion, Inc. (a)	680	12,485
U.S. Physical Therapy, Inc. (a)	660	7,867
United Surgical Partners International, Inc. (a)	540	13,408
Universal Health Services, Inc., Class B	700	41,951
WellCare Health Plans, Inc. (a)	457	25,880
WellPoint, Inc. (a)	10,000	770,500
Health Care Providers & Services Total		5,435,551
Health Care Technology – 0.0%
Allscripts Healthcare Solutions, Inc. (a)	3,057	68,630
IMS Health, Inc.	1,580	42,091
Health Care Technology Total		110,721
Life Sciences Tools & Services – 0.8%
Bio-Rad Laboratories, Inc., Class A (a)	310	21,926
Covance, Inc. (a)	12,500	829,750
Dionex Corp. (a)	650	33,111
ICON PLC, ADR (a)	360	25,409
Illumina, Inc. (a)	1,968	65,023
Invitrogen Corp. (a)	980	62,142
Millipore Corp. (a)	800	49,040
Nektar Therapeutics (a)	2,670	38,474
PAREXEL International Corp. (a)	880	29,119
Thermo Electron Corp. (a)	38,270	1,505,159
Varian, Inc. (a)	1,370	62,842
Ventana Medical Systems, Inc. (a)	577	23,559
Waters Corp. (a)	1,410	63,845
Life Sciences Tools & Services Total		2,809,399
Pharmaceuticals – 3.6%
Abbott Laboratories	16,600	806,096
Allergan, Inc.	1,390	156,528
Alpharma, Inc., Class A	580	13,566
Altana AG	4,078	225,113
AstraZeneca PLC	12,230	764,515

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
AstraZeneca PLC, ADR	21,700	1,356,250
Biovail Corp.	15,834	241,310
Eisai Co., Ltd.	7,900	382,956
Endo Pharmaceuticals Holdings, Inc. (a)	2,690	87,559
GlaxoSmithKline PLC	13,806	367,552
GlaxoSmithKline PLC, ADR	6,418	341,630
H. Lundbeck A/S	9,900	230,856
Hi-Tech Pharmacal Co., Inc. (a)	1,779	22,487
Hisamitsu Pharmaceutical Co., Inc.	9,400	260,567
Johnson & Johnson	30,600	1,987,164
Mylan Laboratories, Inc.	1,900	38,247
Novartis AG, ADR	29,270	1,710,539
Novartis AG, Registered Shares	14,016	817,560
Novo-Nordisk A/S, Class B	1,700	126,207
Pfizer, Inc.	76,233	2,161,968
Sanofi-Aventis, ADR	5,700	253,479
Takeda Pharmaceutical Co., Ltd.	6,900	431,197
Pharmaceuticals Total		12,783,346
Health Care Total		25,314,274
Industrials – 7.1%
Aerospace & Defense – 2.2%
AAR Corp. (a)	1,020	24,317
Alliant Techsystems, Inc. (a)	780	63,227
BE Aerospace, Inc. (a)	3,615	76,240
Boeing Co.	24,200	1,908,170
Esterline Technologies Corp. (a)	740	24,982
General Dynamics Corp.	10,228	733,041
L-3 Communications Holdings, Inc.	14,300	1,120,119
Moog, Inc., Class A (a)	380	13,171
MTU Aero Engines Holding AG	6,628	247,457
Precision Castparts Corp.	11,270	711,813
Rockwell Collins, Inc.	1,560	85,551
Teledyne Technologies, Inc. (a)	970	38,412
United Technologies Corp.	39,580	2,507,393
Aerospace & Defense Total		7,553,893
Air Freight & Logistics – 0.1%
C.H. Robinson Worldwide, Inc.	1,170	52,159
EGL, Inc. (a)	966	35,201
Expeditors International Washington, Inc.	2,100	93,618
HUB Group, Inc., Class A (a)	1,600	36,448
UTI Worldwide, Inc.	1,090	30,487
Air Freight & Logistics Total		247,913
Airlines – 0.1%
British Airways PLC (a)	43,934	350,790
Copa Holdings SA, Class A	978	33,575
JetBlue Airways Corp. (a)	1,385	12,839
Republic Airways Holdings, Inc. (a)	780	12,106

	Shares	Value ($)
Skywest, Inc.	740	18,145
UAL Corp. (a)(b)	404	10,734
Airlines Total		438,189
Building Products – 0.1%
Geberit AG, Registered Shares	284	346,342
Goodman Global, Inc. (a)	724	9,665
Lennox International, Inc.	520	11,908
NCI Building Systems, Inc. (a)	670	38,974
Building Products Total		406,889
Commercial Services & Supplies – 0.9%
ABM Industries, Inc.	740	13,882
Casella Waste Systems, Inc., Class A (a)	1,090	11,271
CBIZ, Inc. (a)	960	7,008
Consolidated Graphics, Inc. (a)	650	39,110
Corporate Executive Board Co.	960	86,314
Dun & Bradstreet Corp. (a)	7,250	543,677
Equifax, Inc.	1,100	40,381
Healthcare Services Group	882	22,191
IHS, Inc., Class A (a)	650	20,852
IKON Office Solutions, Inc.	870	11,693
Kenexa Corp. (a)	1,612	40,655
Korn/Ferry International (a)	800	16,752
Manpower, Inc.	8,800	539,176
Mobile Mini, Inc. (a)	1,498	42,558
Robert Half International, Inc.	2,540	86,284
TeleTech Holdings, Inc. (a)	1,550	24,226
United Stationers, Inc. (a)	370	17,209
Waste Connections, Inc. (a)	1,490	56,486
Waste Management, Inc.	37,800	1,386,504
Commercial Services & Supplies Total		3,006,229
Construction & Engineering – 0.3%
EMCOR Group, Inc. (a)	500	27,420
Fluor Corp.	600	46,134
Foster Wheeler Ltd. (a)	18,100	698,479
Jacobs Engineering Group, Inc. (a)	650	48,575
KHD Humboldt Wedag International Ltd. (a)	1,430	46,632
Quanta Services, Inc. (a)	2,070	34,900
Washington Group International, Inc. (a)	240	14,126
YIT Oyj	10,250	237,018
Construction & Engineering Total		1,153,284
Electrical Equipment – 0.9%
ABB Ltd., ADR	59,353	782,273
Belden CDT, Inc.	1,170	44,729
Cooper Industries Ltd., Class A	900	76,698
Emerson Electric Co.	14,600	1,224,356

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
General Cable Corp. (a)	1,057	40,388
Genlyte Group, Inc. (a)	1,302	92,703
Mitsubishi Electric Corp.	35,000	294,195
Rockwell Automation, Inc.	750	43,575
Roper Industries, Inc.	980	43,845
Schneider Electric SA	3,482	387,929
Woodward Governor Co.	880	29,515
Electrical Equipment Total		3,060,206
Industrial Conglomerates – 1.2%
General Electric Co.	118,187	4,172,001
McDermott International, Inc. (a)	1,050	43,890
Textron, Inc.	875	76,563
Industrial Conglomerates Total		4,292,454
Machinery – 0.6%
Andritz AG	1,810	276,513
Barnes Group, Inc.	3,338	58,615
Dover Corp.	1,300	61,672
EnPro Industries, Inc. (a)	810	24,349
Georg Fischer AG, Registered Shares (a)	504	235,996
Harsco Corp.	1,080	83,862
JLG Industries, Inc.	4,390	86,966
Joy Global, Inc.	2,410	90,640
Kadant, Inc. (a)	367	9,014
Kennametal, Inc.	1,100	62,315
Komatsu Ltd.	14,500	251,910
Parker Hannifin Corp.	800	62,184
SKF AB, Class B	17,800	259,897
Stork NV	7,134	360,576
Terex Corp. (a)	2,170	98,127
Timken Co.	1,860	55,391
Trinity Industries, Inc.	1,259	40,502
Volvo AB, Class B	2,100	125,254
Wabtec Corp.	1,446	39,230
Machinery Total		2,283,013
Marine – 0.1%
Alexander & Baldwin, Inc.	1,400	62,118
American Commercial Lines, Inc. (a)	1,920	114,144
Kirby Corp. (a)	890	27,884
Marine Total		204,146
Road & Rail – 0.5%
Burlington Northern Santa Fe Corp.	6,400	470,016
Canadian Pacific Railway Ltd.	1,300	64,662
Central Japan Railway Co.	37	393,414
ComfortDelGro Corp., Ltd.	95,000	100,849
CSX Corp.	2,030	66,645
Dollar Thrifty Automotive Group (a)	1,080	48,136
Landstar System, Inc.	2,595	110,806
Norfolk Southern Corp.	13,025	573,751

	Shares	Value ($)
Ryder System, Inc.	340	17,571
Swift Transportation Co., Inc. (a)	340	8,065
Werner Enterprises, Inc.	1,570	29,375
Road & Rail Total		1,883,290
Trading Companies & Distributors – 0.1%
Hitachi High-Technologies Corp.	7,600	215,753
Kaman Corp.	720	12,967
Watsco, Inc.	600	27,606
Trading Companies & Distributors Total		256,326
Transportation Infrastructure – 0.0%
Interpool, Inc.	694	15,587
Transportation Infrastructure Total		15,587
Industrials Total		24,801,419
Information Technology – 9.3%
Communications Equipment – 1.6%
Anaren, Inc. (a)	1,280	26,970
AudioCodes Ltd. (a)	3,691	34,658
Black Box Corp.	321	12,493
Cisco Systems, Inc. (a)	95,945	2,206,735
CommScope, Inc. (a)	22,410	736,393
Dycom Industries, Inc. (a)	910	19,565
F5 Networks, Inc. (a)	1,580	84,878
Harris Corp.	1,220	54,278
Motorola, Inc.	22,100	552,500
NICE Systems Ltd., ADR (a)	2,300	63,641
Nokia Oyj	29,850	587,354
Nokia Oyj, ADR	23,600	464,684
Polycom, Inc. (a)	2,730	66,967
Research In Motion Ltd. (a)	7,500	769,950
Tollgrade Communications, Inc. (a)	750	6,712
Communications Equipment Total		5,687,778
Computers & Peripherals – 1.5%
Apple Computer, Inc. (a)	13,000	1,001,390
Electronics for Imaging, Inc. (a)	880	20,134
Emulex Corp. (a)	890	16,171
Hewlett-Packard Co.	51,120	1,875,593
Imation Corp.	420	16,863
International Business Machines Corp.	14,900	1,220,906
Lite-On Technology Corp.	172,845	213,709
Mobility Electronics, Inc. (a)	1,326	7,373
Network Appliance, Inc. (a)	2,590	95,856
QLogic Corp. (a)	19,500	368,550
SanDisk Corp. (a)	1,790	95,837
Stratasys, Inc. (a)	830	21,920
Wincor Nixdorf AG	2,057	298,735
Computers & Peripherals Total		5,253,037

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
Electronic Equipment & Instruments – 0.8%
Agilent Technologies, Inc. (a)	29,000	948,010
Agilysys, Inc.	650	9,126
Amphenol Corp., Class A	6,960	431,033
Anixter International, Inc. (a)	1,246	70,362
Arrow Electronics, Inc. (a)	2,400	65,832
Benchmark Electronics, Inc. (a)	890	23,923
Brightpoint, Inc. (a)	1,960	27,871
Coherent, Inc. (a)	349	12,096
FLIR Systems, Inc. (a)	960	26,074
Global Imaging Systems, Inc. (a)	1,508	33,282
Hoya Corp.	5,200	196,689
Itron, Inc. (a)	500	27,900
Jabil Circuit, Inc.	2,290	65,425
Kyocera Corp.	3,100	266,234
Mettler-Toledo International, Inc. (a)	700	46,305
MTS Systems Corp.	560	18,110
NAM TAI Electronics, Inc.	1,100	13,519
Rogers Corp. (a)	943	58,230
Tektronix, Inc.	2,300	66,539
Trimble Navigation Ltd. (a)	10,240	482,099
Vishay Intertechnology, Inc. (a)	1,670	23,447
Electronic Equipment & Instruments Total		2,912,106
Internet Software & Services – 1.2%
Akamai Technologies, Inc. (a)(b)	16,610	830,334
aQuantive, Inc. (a)(b)	19,306	456,008
CNET Networks, Inc. (a)	4,790	45,888
Digitas, Inc. (a)	670	6,445
eBay, Inc. (a)	22,700	643,772
Equinix, Inc. (a)	315	18,932
Google, Inc., Class A (a)	5,022	2,018,342
Keynote Systems, Inc. (a)	385	4,054
NetEase.com, Inc., ADR (a)	11,043	180,663
ValueClick, Inc. (a)	2,485	46,072
Internet Software & Services Total		4,250,510
IT Services – 0.8%
Acxiom Corp.	282	6,954
Alliance Data Systems Corp. (a)	2,090	115,347
Automatic Data Processing, Inc.	16,500	781,110
CGI Group, Inc., Class A (a)	39,000	255,406
Cognizant Technology Solutions Corp., Class A (a)	10,930	809,476
CSG Systems International, Inc. (a)	301	7,955
Euronet Worldwide, Inc. (a)	1,090	26,760
First Data Corp.	9,600	403,200
Fiserv, Inc. (a)	1,780	83,820
Kanbay International, Inc. (a)	870	17,887
Keane, Inc. (a)	2,890	41,645
Mastercard, Inc., Class A	513	36,090

	Shares	Value ($)
MAXIMUS, Inc.	360	9,396
MPS Group, Inc. (a)	5,670	85,674
Nomura Research Institute Ltd.	1,000	138,851
Paychex, Inc.	1,770	65,224
IT Services Total		2,884,795
Office Electronics – 0.2%
Canon, Inc.	10,800	565,414
Office Electronics Total		565,414
Semiconductors & Semiconductor Equipment – 1.6%
Actel Corp. (a)	854	13,280
Advanced Energy Industries, Inc. (a)	810	13,802
Asyst Technologies, Inc. (a)	1,623	10,971
Atheros Communications, Inc. (a)	2,479	44,944
ATMI, Inc. (a)	540	15,698
Brooks Automation, Inc. (a)	659	8,600
Cabot Microelectronics Corp. (a)	330	9,511
Cymer, Inc. (a)	1,610	70,695
Exar Corp. (a)	910	12,094
Fairchild Semiconductor International, Inc. (a)	24,160	451,792
FormFactor, Inc. (a)	624	26,289
Freescale Semiconductor, Inc., Class A (a)	1,700	64,685
Intel Corp.	98,000	2,015,860
KLA-Tencor Corp.	2,190	97,389
Lam Research Corp. (a)	1,430	64,822
Marvell Technology Group Ltd. (a)	5,170	100,143
MEMC Electronic Materials, Inc. (a)	13,180	482,783
Micron Technology, Inc. (a)	2,380	41,412
National Semiconductor Corp.	2,210	52,001
Netlogic Microsystems, Inc. (a)	1,805	45,793
Novellus Systems, Inc. (a)	900	24,894
NVIDIA Corp. (a)	17,960	531,436
Qimonda AG, ADR (a)	4,470	75,990
SiRF Technology Holdings, Inc. (a)	2,120	50,859
Standard Microsystems Corp. (a)	800	22,736
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	64,594	620,102
Tessera Technologies, Inc. (a)	2,116	73,595
Texas Instruments, Inc.	17,450	580,213
Varian Semiconductor Equipment Associates, Inc. (a)	505	18,534
Veeco Instruments, Inc. (a)	680	13,702
Semiconductors & Semiconductor Equipment Total		5,654,625
Software – 1.6%
Activision, Inc. (a)	4,173	63,012
Adobe Systems, Inc. (a)	11,300	423,185
Amdocs Ltd. (a)	2,160	85,536
ANSYS, Inc. (a)	750	33,135

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
Autodesk, Inc. (a)	1,719	59,787
BEA Systems, Inc. (a)	2,920	44,384
BMC Software, Inc. (a)	1,540	41,919
Cadence Design Systems, Inc. (a)	2,000	33,920
Captaris, Inc. (a)	1,970	11,544
Citrix Systems, Inc. (a)	3,210	116,234
Cognos, Inc. (a)	4,673	170,564
Electronic Arts, Inc. (a)	2,100	116,928
Hyperion Solutions Corp. (a)	2,210	76,201
Informatica Corp. (a)	820	11,144
Intuit, Inc. (a)	15,630	501,567
Lawson Software, Inc. (a)	2,350	17,037
Macrovision Corp. (a)	1,553	36,791
Micros Systems, Inc. (a)	1,192	58,313
Microsoft Corp.	91,180	2,491,949
MSC.Software Corp. (a)	1,220	18,788
Open Solutions, Inc. (a)	1,383	39,844
Oracle Corp. (a)	41,900	743,306
Progress Software Corp. (a)	944	24,544
Quality Systems, Inc. (a)	1,000	38,790
Quest Software, Inc. (a)	1,640	23,419
SPSS, Inc. (a)	530	13,213
Sybase, Inc. (a)	1,350	32,724
Synchronoss Technologies, Inc. (a)	1,154	10,940
Synopsys, Inc. (a)	1,300	25,636
Transaction Systems Architects, Inc. (a)	2,183	74,921
Ultimate Software Group, Inc. (a)	729	17,153
Software Total		5,456,428
Information Technology Total		32,664,693
Materials – 2.3%
Chemicals – 1.1%
Air Products & Chemicals, Inc.	15,150	1,005,505
Albemarle Corp.	496	26,948
Ashland, Inc.	700	44,646
BASF AG	6,898	551,928
Cytec Industries, Inc.	700	38,913
H.B. Fuller Co.	1,340	31,410
Minerals Technologies, Inc.	390	20,826
Monsanto Co.	13,540	636,515
Potash Corp. of Saskatchewan, Inc.	1,050	109,399
PPG Industries, Inc.	1,000	67,080
Rohm & Haas Co.	13,100	620,285
Sensient Technologies Corp.	900	17,613
Shin-Etsu Chemical Co., Ltd.	5,000	318,784
Sumitomo Chemical Co., Ltd.	36,000	269,764
Symyx Technologies, Inc. (a)	1,450	30,726
Chemicals Total		3,790,342

	Shares	Value ($)
Construction Materials – 0.2%
Eagle Materials, Inc.	770	25,934
Martin Marietta Materials, Inc.	525	44,425
Vulcan Materials Co.	7,125	557,531
Construction Materials Total		627,890
Containers & Packaging – 0.1%
AptarGroup, Inc.	450	22,896
Crown Holdings, Inc. (a)	14,700	273,420
Greif, Inc., Class A	750	60,082
Packaging Corp. of America	2,600	60,320
Containers & Packaging Total		416,718
Metals & Mining – 0.8%
Allegheny Technologies, Inc. (b)	7,170	445,902
Carpenter Technology Corp.	240	25,802
Coeur d'Alene Mines Corp. (a)	6,470	30,474
Freeport-McMoRan Copper & Gold, Inc., Class B	9,255	492,921
Kobe Steel Ltd.	87,000	274,388
Metal Management, Inc.	380	10,579
Phelps Dodge Corp.	4,780	404,866
Rio Tinto PLC	5,351	253,771
RTI International Metals, Inc. (a)	410	17,868
Salzgitter AG	4,409	413,582
Silver Wheaton Corp. (a)	1,800	16,992
ThyssenKrupp AG	6,683	225,475
Worthington Industries, Inc.	910	15,525
Zinifex Ltd.	7,800	67,968
Metals & Mining Total		2,696,113
Paper & Forest Products – 0.1%
Glatfelter Co.	1,280	17,344
Mercer International, Inc. (a)	1,700	16,048
Weyerhaeuser Co. (b)	5,500	338,415
Paper & Forest Products Total		371,807
Materials Total		7,902,870
Telecommunication Services – 1.8%
Diversified Telecommunication Services – 1.1%
AT&T, Inc.	30,952	1,007,797
Belgacom SA	6,037	235,161
Chunghwa Telecom Co., Ltd., ADR	14,010	242,508
Iowa Telecommunications Services, Inc.	2,320	45,913
Level 3 Communications, Inc. (a)	44,298	236,994
Nippon Telegraph & Telephone Corp.	58	284,799
North Pittsburgh Systems, Inc.	630	15,857
Qwest Communications International, Inc. (a)	1	9

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
Time Warner Telecom, Inc., Class A (a)(b)	46,796	889,592
Verizon Communications, Inc.	26,285	975,962
Diversified Telecommunication Services Total		3,934,592
Wireless Telecommunication Services – 0.7%
American Tower Corp., Class A (a)	25,304	923,596
China Mobile Ltd.	24,500	173,540
Crown Castle International Corp. (a)	3,040	107,130
Leap Wireless International, Inc. (a)	1,980	96,010
Millicom International Cellular SA (a)	1,525	62,403
NII Holdings, Inc. (a)	8,610	535,198
Philippine Long Distance Telephone Co., ADR	3,922	170,842
SBA Communications Corp., Class A (a)	2,003	48,733
Taiwan Mobile Co., Ltd	208,000	199,075
Wireless Telecommunication Services Total		2,316,527
Telecommunication Services Total		6,251,119
Utilities – 2.1%
Electric Utilities – 1.6%
ALLETE, Inc.	360	15,642
E.ON AG	4,184	496,923
Edison International	31,500	1,311,660
El Paso Electric Co. (a)	900	20,106
Endesa SA	12,885	548,499
Entergy Corp.	15,957	1,248,316
Exelon Corp.	18,447	1,116,781
FPL Group, Inc.	2,000	90,000
Hawaiian Electric Industries, Inc.	1,600	43,296
Maine & Maritimes Corp. (a)	200	3,350
MGE Energy, Inc.	500	16,190
Otter Tail Corp.	640	18,714
PPL Corp.	26,700	878,430
Puget Energy, Inc.	930	21,139
Terna S.p.A.	41,524	120,771
Electric Utilities Total		5,949,817
Gas Utilities – 0.1%
AGL Resources, Inc.	1,700	62,050
Northwest Natural Gas Co.	490	19,247
Questar Corp.	810	66,234
Tokyo Gas Co., Ltd.	39,000	195,946
WGL Holdings, Inc.	690	21,625
Gas Utilities Total		365,102

	Shares	Value ($)
Independent Power Producers & Energy Traders – 0.1%
AES Corp. (a)	8,790	179,228
Independent Power Producers & Energy Traders Total		179,228
Multi-Utilities – 0.3%
CH Energy Group, Inc.	660	33,970
Energy East Corp.	1,800	42,696
PG&E Corp. (b)	18,858	785,436
Sempra Energy	1,300	65,325
Wisconsin Energy Corp.	2,400	103,536
Multi-Utilities Total		1,030,963
Utilities Total		7,525,110
Total Common Stocks (Cost of $183,281,059)		215,926,801

Corporate Fixed-Income Bonds & Notes – 12.1%

	Par ($)
Basic Materials – 0.4%
Chemicals – 0.2%
Chemtura Corp.
6.875% 06/01/16	85,000	83,831
EquiStar Chemicals LP
10.125% 09/01/08	25,000	26,469
10.625% 05/01/11	160,000	171,600
Lyondell Chemical Co.
8.000% 09/15/14	45,000	45,562
8.250% 09/15/16	55,000	55,825
Nalco Co.
7.750% 11/15/11	115,000	117,300
NOVA Chemicals Corp.
6.500% 01/15/12	60,000	56,400
Chemicals Total		556,987
Forest Products & Paper – 0.1%
Boise Cascade LLC
7.125% 10/15/14	50,000	46,625
Domtar, Inc.
7.125% 08/15/15	55,000	51,150
Georgia-Pacific Corp.
8.000% 01/15/24	90,000	88,650
Forest Products & Paper Total		186,425
Iron/Steel – 0.0%
Russel Metals, Inc.
6.375% 03/01/14	130,000	122,850
United States Steel Corp.
9.750% 05/15/10	40,000	42,700
Iron/Steel Total		165,550

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Metals & Mining – 0.1%
Alcan, Inc.
4.500% 05/15/13	400,000	377,017
Metals & Mining Total		377,017
Basic Materials Total		1,285,979
Communications – 1.7%
Media – 0.8%
CSC Holdings, Inc.
7.625% 04/01/11	115,000	118,019
Dex Media West LLC
9.875% 08/15/13	85,000	91,800
DirecTV Holdings LLC
6.375% 06/15/15	140,000	131,600
8.375% 03/15/13	100,000	103,625
EchoStar DBS Corp.
6.625% 10/01/14	165,000	156,956
Emmis Operating Co.
6.875% 05/15/12	120,000	119,850
Jones Intercable, Inc.
7.625% 04/15/08	525,000	541,856
Lamar Media Corp.
7.250% 01/01/13	340,000	342,125
LIN Television Corp.
6.500% 05/15/13	175,000	163,188
R.H. Donnelley Finance Corp.
10.875% 12/15/12(c)	180,000	198,000
Rogers Cable, Inc.
6.250% 06/15/13	225,000	222,187
Sinclair Broadcast Group, Inc.
8.000% 03/15/12	80,000	81,100
Time Warner, Inc.
6.625% 05/15/29(b)	425,000	424,910
Media Total		2,695,216
Telecommunication Services – 0.9%
American Towers, Inc.
7.250% 12/01/11	50,000	51,500
Cincinnati Bell, Inc.
7.000% 02/15/15	70,000	68,600
Citizens Communications Co.
9.000% 08/15/31	95,000	101,888
Embarq Corp.
7.082% 06/01/16	30,000	30,603
7.995% 06/01/36	30,000	31,767
Intelsat Bermuda Ltd.
9.250% 06/15/16(c)	80,000	84,100
Lucent Technologies, Inc.
6.450% 03/15/29	80,000	71,200
New Cingular Wireless Services, Inc.
8.750% 03/01/31	225,000	287,640

	Par ($)	Value ($)
Nextel Communications, Inc.
7.375% 08/01/15	160,000	165,078
Qwest Corp.
8.875% 03/15/12	355,000	387,394
Rogers Wireless, Inc.
7.500% 03/15/15	110,000	117,425
8.000% 12/15/12	90,000	95,625
Sprint Capital Corp.
6.875% 11/15/28	275,000	278,702
Telefonica Emisones SAU
5.984% 06/20/11	400,000	407,585
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14	50,000	52,625
Verizon Global Funding Corp.
7.750% 12/01/30	500,000	573,164
Vodafone Group PLC
7.750% 02/15/10	225,000	241,266
Windstream Corp.
8.625% 08/01/16(c)	120,000	128,400
Telecommunication Services Total		3,174,562
Communications Total		5,869,778
Consumer Cyclical – 1.4%
Airlines – 0.1%
United Airlines, Inc.
9.200% 03/22/08(d)	816,144	530,493
Airlines Total		530,493
Apparel – 0.0%
Phillips-Van Heusen Corp.
7.250% 02/15/11	130,000	131,300
Apparel Total		131,300
Auto Manufacturers – 0.1%
DaimlerChrysler NA Holding Corp.
8.500% 01/18/31	225,000	267,392
Auto Manufacturers Total		267,392
Auto Parts & Equipment – 0.1%
Accuride Corp.
8.500% 02/01/15	50,000	46,500
TRW Automotive, Inc.
9.375% 02/15/13	130,000	138,450
Auto Parts & Equipment Total		184,950
Entertainment – 0.2%
Cinemark USA, Inc.
9.000% 02/01/13	75,000	77,813
Speedway Motorsports, Inc.
6.750% 06/01/13	167,000	165,330
Steinway Musical Instruments, Inc.
7.000% 03/01/14(c)	175,000	171,500

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Warner Music Group
7.375% 04/15/14	130,000	126,750
Entertainment Total		541,393
Home Builders – 0.2%
D.R. Horton, Inc.
5.625% 09/15/14	350,000	329,982
K. Hovnanian Enterprises, Inc.
6.000% 01/15/10	60,000	55,875
6.375% 12/15/14	35,000	31,325
6.500% 01/15/14	70,000	64,050
KB Home
5.875% 01/15/15	155,000	139,800
Home Builders Total		621,032
Home Furnishings – 0.0%
Sealy Mattress Co.
8.250% 06/15/14	105,000	107,100
Home Furnishings Total		107,100
Leisure Time – 0.1%
Royal Caribbean Cruises Ltd.
6.875% 12/01/13	100,000	99,664
8.750% 02/02/11	145,000	157,951
Leisure Time Total		257,615
Lodging – 0.3%
Caesars Entertainment, Inc.
7.875% 03/15/10	25,000	26,000
9.375% 02/15/07	35,000	35,350
CCM Merger, Inc.
8.000% 08/01/13(c)	100,000	96,000
Chukchansi Economic Development Authority
8.000% 11/15/13(c)	90,000	92,363
Harrah's Operating Co., Inc.
5.625% 06/01/15	300,000	278,854
Hilton Hotels Corp.
7.500% 12/15/17	65,000	69,306
MGM Mirage
6.000% 10/01/09	95,000	93,812
8.500% 09/15/10	145,000	154,244
Starwood Hotels & Resorts Worldwide, Inc.
7.875% 05/01/12	125,000	131,250
Station Casinos, Inc.
6.875% 03/01/16	35,000	32,813
Wynn Las Vegas LLC
6.625% 12/01/14	175,000	169,750
Lodging Total		1,179,742
Retail – 0.3%
AmeriGas Partners LP
7.125% 05/20/16	125,000	123,125

	Par ($)	Value ($)
AutoNation, Inc.
7.000% 04/15/14(c)	25,000	24,937
7.507% 04/15/13(c)(e)	15,000	15,188
Couche-Tard US LP
7.500% 12/15/13	165,000	167,475
Domino's, Inc.
8.250% 07/01/11	115,000	120,750
Ferrellgas Escrow LLC
6.750% 05/01/14	40,000	39,100
Group 1 Automotive, Inc.
8.250% 08/15/13	90,000	92,025
Wal-Mart Stores, Inc.
4.000% 01/15/10	600,000	581,395
Retail Total		1,163,995
Consumer Cyclical Total		4,985,012
Consumer Non-Cyclical – 1.6%
Agriculture – 0.0%
Reynolds American, Inc.
7.625% 06/01/16(c)	50,000	51,865
Agriculture Total		51,865
Beverages – 0.3%
Constellation Brands, Inc.
8.125% 01/15/12	250,000	258,438
Cott Beverages, Inc.
8.000% 12/15/11	220,000	224,400
Diageo Capital PLC
3.375% 03/20/08(b)	550,000	535,722
Beverages Total		1,018,560
Commercial Services – 0.2%
Ashtead Capital, Inc.
9.000% 08/15/16(c)	90,000	93,600
Avis Budget Car Rental LLC
7.625% 05/15/14(c)	55,000	53,350
7.750% 05/15/16(c)	25,000	24,188
Corrections Corp. of America
6.250% 03/15/13	50,000	49,000
7.500% 05/01/11	225,000	230,062
Iron Mountain, Inc.
7.750% 01/15/15	10,000	10,000
8.625% 04/01/13	45,000	46,012
Quebecor World Capital Corp.
8.750% 03/15/16(c)	70,000	67,375
Service Corp. International
6.750% 04/01/16	5,000	4,794
United Rentals North America, Inc.
7.000% 02/15/14	90,000	84,600
Commercial Services Total		662,981

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Cosmetics/Personal Care – 0.1%
Procter & Gamble Co.
4.750% 06/15/07	350,000	348,909
Cosmetics/Personal Care Total		348,909
Food – 0.2%
Dean Foods Co.
7.000% 06/01/16	130,000	130,000
Del Monte Corp.
6.750% 02/15/15	130,000	125,450
Kroger Co.
6.200% 06/15/12(b)	450,000	461,301
Food Total		716,751
Healthcare Products – 0.1%
Baxter FinCo BV
4.750% 10/15/10	450,000	442,073
Healthcare Products Total		442,073
Healthcare Services – 0.5%
Community Health Systems, Inc.
6.500% 12/15/12	40,000	38,250
Coventry Health Care, Inc.
5.875% 01/15/12	175,000	173,630
Extendicare Health Services, Inc.
6.875% 05/01/14	85,000	90,950
9.500% 07/01/10	15,000	15,731
Fisher Scientific International, Inc.
6.750% 08/15/14	165,000	167,888
Select Medical Corp.
7.625% 02/01/15	35,000	29,488
Triad Hospitals, Inc.
7.000% 05/15/12	75,000	74,250
7.000% 11/15/13	5,000	4,856
UnitedHealth Group, Inc.
3.375% 08/15/07	600,000	590,024
WellPoint, Inc.
6.800% 08/01/12	500,000	533,715
Healthcare Services Total		1,718,782
Household Products/Wares – 0.1%
American Greetings Corp.
7.375% 06/01/16	85,000	86,275
Fortune Brands, Inc.
5.375% 01/15/16	350,000	333,852
Scotts Co.
6.625% 11/15/13	130,000	126,913
Household Products/Wares Total		547,040
Pharmaceuticals – 0.1%
AmerisourceBergen Corp.
5.625% 09/15/12	90,000	88,465
Mylan Laboratories, Inc.
6.375% 08/15/15	70,000	67,813

	Par ($)	Value ($)
Omnicare, Inc.
Series 2005 B, 6.750% 12/15/13	80,000	77,800
Pharmaceuticals Total		234,078
Consumer Non-Cyclical Total		5,741,039
Energy – 1.0%
Coal – 0.1%
Arch Western Finance LLC
6.750% 07/01/13	105,000	100,800
Massey Energy Co.
6.875% 12/15/13	95,000	85,975
Peabody Energy Corp.
6.875% 03/15/13	160,000	157,600
Coal Total		344,375
Oil & Gas – 0.5%
Anadarko Petroleum Corp.
6.450% 09/15/36	165,000	168,536
Chesapeake Energy Corp.
6.375% 06/15/15	55,000	52,525
7.500% 09/15/13	160,000	162,400
Compton Petroleum Finance Corp.
7.625% 12/01/13	55,000	53,075
Marathon Oil Corp.
6.800% 03/15/32	375,000	416,504
Newfield Exploration Co.
6.625% 09/01/14	175,000	171,281
Pogo Producing Co.
6.625% 03/15/15	130,000	124,150
Pride International, Inc.
7.375% 07/15/14	120,000	123,600
Quicksilver Resources, Inc.
7.125% 04/01/16	105,000	99,487
Tesoro Corp.
6.625% 11/01/15(c)	85,000	81,813
Valero Energy Corp.
6.875% 04/15/12	300,000	319,383
Oil & Gas Total		1,772,754
Oil & Gas Services – 0.1%
Grant Prideco, Inc.
6.125% 08/15/15	200,000	191,000
Hornbeck Offshore Services, Inc.
6.125% 12/01/14	145,000	135,394
Universal Compression, Inc.
7.250% 05/15/10	155,000	156,162
Oil & Gas Services Total		482,556
Pipelines – 0.3%
Atlas Pipeline Partners LP
8.125% 12/15/15	65,000	66,138

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Colorado Interstate Gas Co.
6.800% 11/15/15	75,000	75,584
MarkWest Energy Partners LP
6.875% 11/01/14	115,000	108,100
TransCanada Corp.
5.850% 03/15/36	550,000	546,462
Williams Companies, Inc.
6.375% 10/01/10(c)	60,000	59,700
8.125% 03/15/12	220,000	234,850
Pipelines Total		1,090,834
Energy Total		3,690,519
Financials – 3.3%
Banks – 0.8%
HSBC Capital Funding LP
9.547% 12/31/49(c)(e)	800,000	907,982
Wachovia Corp.
4.875% 02/15/14	825,000	798,174
Wells Fargo & Co.
5.125% 09/01/12(b)	900,000	899,257
Banks Total		2,605,413
Diversified Financial Services – 2.0%
American Express Credit Corp.
3.000% 05/16/08	600,000	579,945
Capital One Bank
4.875% 05/15/08	275,000	273,366
Citicorp
8.040% 12/15/19(c)	750,000	889,311
Countrywide Home Loans, Inc.
4.125% 09/15/09	400,000	387,498
Credit Suisse First Boston USA, Inc.
4.875% 08/15/10	500,000	494,090
DJ CDX NA HY
8.375% 12/29/11(c)	400,000	400,000
E*Trade Financial Corp.
7.375% 09/15/13	85,000	86,912
8.000% 06/15/11	40,000	41,400
El Paso Performance-Linked Trust
7.750% 07/15/11(c)	160,000	164,400
General Electric Capital Corp.
5.000% 01/08/16(b)	1,025,000	1,003,702
Goldman Sachs Group, Inc.
6.345% 02/15/34(b)	475,000	471,975
JPMorgan Chase Capital XV
5.875% 03/15/35	600,000	575,141
LaBranche & Co., Inc.
11.000% 05/15/12	10,000	10,700
Merrill Lynch & Co., Inc.
4.125% 01/15/09	575,000	561,943

	Par ($)	Value ($)
Morgan Stanley
6.750% 04/15/11	370,000	391,177
SLM Corp.
5.375% 05/15/14(b)	700,000	694,571
Diversified Financial Services Total		7,026,131
Insurance – 0.2%
American International Group, Inc.
2.875% 05/15/08	850,000	820,517
Insurance Total		820,517
Real Estate – 0.1%
EOP Operating LP
7.000% 07/15/11	325,000	344,031
Real Estate Total		344,031
Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.
6.450% 06/25/12	525,000	540,213
Host Marriott LP
6.375% 03/15/15	90,000	87,300
Rouse Co. LP
6.750% 05/01/13(c)	110,000	109,929
Real Estate Investment Trusts (REITs) Total		737,442
Financials Total		11,533,534
Industrials – 1.4%
Aerospace & Defense – 0.3%
DRS Technologies, Inc.
6.625% 02/01/16	130,000	127,725
L-3 Communications Corp.
7.625% 06/15/12	300,000	309,000
Raytheon Co.
8.300% 03/01/10	500,000	546,281
Sequa Corp.
9.000% 08/01/09	125,000	132,656
Aerospace & Defense Total		1,115,662
Electronics – 0.0%
Flextronics International Ltd.
6.250% 11/15/14	85,000	82,450
Electronics Total		82,450
Environmental Control – 0.2%
Allied Waste North America, Inc.
7.125% 05/15/16	140,000	138,075
7.875% 04/15/13	120,000	122,700
Waste Management, Inc.
7.375% 08/01/10	500,000	535,921
Environmental Control Total		796,696

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Machinery – 0.2%
Caterpillar Financial Services Corp.
3.625% 11/15/07	350,000	343,525
John Deere Capital Corp.
4.625% 04/15/09	500,000	493,362
Machinery Total		836,887
Machinery-Diversified – 0.1%
Manitowoc Co., Inc.
7.125% 11/01/13	120,000	118,200
Westinghouse Air Brake Technologies Corp.
6.875% 07/31/13	175,000	170,188
Machinery-Diversified Total		288,388
Miscellaneous Manufacturing – 0.1%
Bombardier, Inc.
6.300% 05/01/14(c)	135,000	121,163
Trinity Industries, Inc.
6.500% 03/15/14	70,000	68,425
Miscellaneous Manufacturing Total		189,588
Packaging & Containers – 0.3%
Ball Corp.
6.875% 12/15/12	150,000	151,125
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	125,000	126,562
Jefferson Smurfit Corp.
8.250% 10/01/12	100,000	95,750
Owens-Illinois, Inc.
7.500% 05/15/10	290,000	290,000
Silgan Holdings, Inc.
6.750% 11/15/13	300,000	296,250
Packaging & Containers Total		959,687
Transportation – 0.2%
Bristow Group, Inc.
6.125% 06/15/13	155,000	145,312
Overseas Shipholding Group
8.250% 03/15/13	150,000	155,250
Stena AB
7.500% 11/01/13	145,000	142,463
Teekay Shipping Corp.
8.875% 07/15/11	160,000	168,800
Transportation Total		611,825
Industrials Total		4,881,183
Technology – 0.2%
Computers – 0.1%
International Business Machines Corp.
6.220% 08/01/27	425,000	450,629
Computers Total		450,629

	Par ($)	Value ($)
Office/Business Equipment – 0.0%
Xerox Corp.
6.400% 03/15/16	25,000	24,875
7.125% 06/15/10	100,000	104,000
Office/Business Equipment Total		128,875
Semiconductors – 0.1%
Advanced Micro Devices, Inc.
7.750% 11/01/12	50,000	50,750
Freescale Semiconductor, Inc.
6.875% 07/15/11	150,000	157,875
Semiconductors Total		208,625
Technology Total		788,129
Utilities – 1.1%
Electric – 1.0%
AES Corp.
7.750% 03/01/14	275,000	286,000
American Electric Power Co., Inc.
5.250% 06/01/15(b)	425,000	413,366
CMS Energy Corp.
6.875% 12/15/15	30,000	30,300
8.500% 04/15/11	25,000	27,000
Commonwealth Edison Co.
5.950% 08/15/16	400,000	405,535
Edison Mission Energy
7.730% 06/15/09	45,000	46,237
Mirant North America LLC
7.375% 12/31/13	125,000	125,156
MSW Energy Holdings II LLC
7.375% 09/01/10	50,000	50,000
Nevada Power Co.
5.875% 01/15/15	80,000	79,640
6.500% 04/15/12	50,000	51,542
NorthWestern Corp.
5.875% 11/01/14	10,000	9,837
NRG Energy, Inc.
7.250% 02/01/14	35,000	34,738
7.375% 02/01/16	85,000	84,469
Progress Energy, Inc.
7.750% 03/01/31	350,000	424,026
Scottish Power PLC
5.375% 03/15/15	525,000	514,596
Southern California Edison Co.
5.000% 01/15/14	400,000	390,370
TECO Energy, Inc.
6.750% 05/01/15	100,000	102,500
7.000% 05/01/12	65,000	67,275
Virginia Electric & Power Co.
5.375% 02/01/07	325,000	324,744
Electric Total		3,467,331

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Gas – 0.1%
Sempra Energy
4.750% 05/15/09	275,000	271,423
Gas Total		271,423
Utilities Total		3,738,754
Total Corporate Fixed-Income Bonds & Notes (Cost of $42,964,023)		42,513,927

Mortgage-Backed Securities – 8.4%

Federal Home Loan Mortgage Corp.
5.500% 12/01/20	1,201,225	1,201,005
5.500% 01/01/21	1,494,159	1,493,885
5.500% 04/01/21	7,845,246	7,840,596
5.500% 07/01/21	1,504,735	1,503,843
6.000% 07/01/08	233,900	233,819
6.500% 02/01/11	61,826	62,621
6.500% 04/01/11	90,420	91,829
6.500% 05/01/11	61,253	62,272
6.500% 10/01/11	36,520	37,051
6.500% 07/01/16	20,997	21,440
6.500% 04/01/26	36,083	36,988
6.500% 06/01/26	44,109	45,216
6.500% 02/01/27	219,324	224,821
6.500% 09/01/28	96,199	98,605
6.500% 06/01/31	63,910	65,363
6.500% 07/01/31	19,943	20,409
7.000% 07/01/28	70,308	72,545
7.000% 04/01/29	38,970	40,210
7.000% 01/01/30	42,305	43,619
7.000% 06/01/31	11,819	12,167
7.000% 08/01/31	147,775	152,123
7.500% 07/01/15	7,718	8,039
7.500% 08/01/15	906	944
7.500% 01/01/30	73,713	76,399
8.000% 09/01/15	45,081	47,551
Federal National Mortgage Association
5.500% 11/01/20	1,976,505	1,976,319
5.500% 02/01/21	713,949	713,626
5.500% 08/01/35	502,737	495,542
5.500% 10/01/35	2,734,431	2,695,298
5.500% 04/01/36	4,694,017	4,624,720
6.000% 07/01/35	469,211	471,494
6.120% 10/01/08	2,244,041	2,251,470
6.500% 03/01/11	7,359	7,486
6.500% 08/01/34	686,882	700,208
7.000% 03/01/15	94,497	97,379
7.000% 07/01/16	17,741	18,204
7.000% 02/01/31	21,328	21,978
7.000% 07/01/31	183,544	188,966
7.000% 07/01/32	32,902	33,864

	Par ($)	Value ($)
7.500% 06/01/15	29,739	30,784
7.500% 08/01/15	43,081	44,595
7.500% 09/01/15	27,651	28,623
7.500% 02/01/31	50,800	52,599
7.500% 08/01/31	31,691	32,788
8.000% 12/01/29	34,622	36,700
8.000% 04/01/30	41,578	43,852
8.000% 05/01/30	8,620	9,092
8.000% 07/01/31	30,673	32,361
Government National Mortgage Association
6.000% 04/15/13	10,548	10,680
6.500% 05/15/13	23,127	23,623
6.500% 06/15/13	11,985	12,242
6.500% 08/15/13	21,527	21,988
6.500% 11/15/13	114,891	117,356
6.500% 07/15/14	63,925	65,282
6.500% 01/15/29	11,907	12,248
6.500% 03/15/29	86,807	89,293
6.500% 04/15/29	184,049	189,321
6.500% 05/15/29	169,931	174,797
6.500% 07/15/31	67,904	69,769
7.000% 11/15/13	289,562	298,332
7.000% 05/15/29	33,559	34,669
7.000% 09/15/29	50,088	51,745
7.000% 06/15/31	23,364	24,131
7.500% 06/15/23	1,043	1,086
7.500% 01/15/26	29,128	30,376
7.500% 09/15/29	128,384	133,693
8.000% 07/15/25	21,210	22,469
8.500% 12/15/30	5,089	5,461
9.000% 12/15/17	38,971	41,622
Total Mortgage-Backed Securities (Cost of $29,095,470)		29,531,491

Government & Agency Obligations – 5.6%

Foreign Government Obligations – 0.3%
Province of Quebec
5.000% 07/17/09	600,000	599,924
United Mexican States
7.500% 04/08/33	550,000	634,425
Foreign Government Obligations Total		1,234,349
U.S. Government Agencies – 1.2%
Federal Home Loan Mortgage Corp.
5.500% 07/18/16	1,280,000	1,329,568
Federal National Mortgage Association
5.250% 08/01/12	2,740,000	2,754,322
U.S. Government Agencies Total		4,083,890

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Government & Agency Obligations (continued)

	Par ($)	Value ($)
U.S. Government Obligations – 4.1%
U.S. Treasury Bonds
6.250% 08/15/23(b)	3,510,000	4,075,166
7.250% 05/15/16(b)	5,370,000	6,436,031
U.S. Treasury Inflation Indexed Notes
3.875% 01/15/09(b)	1,594,338	1,640,113
U.S. Treasury Notes
3.875% 02/15/13(b)	2,210,000	2,122,723
U.S. Government Obligations Total		14,274,033
Total Government & Agency Obligations (Cost of $19,482,435)		19,592,272

Collateralized Mortgage Obligations – 3.8%

Agency – 2.9%
Federal Home Loan Mortgage Corp.
4.500% 03/15/18	2,000,000	1,950,571
5.000% 12/15/15	1,369,131	1,362,469
5.500% 06/15/34	2,500,000	2,443,876
6.000% 02/15/28	1,278,560	1,294,881
Federal National Mortgage Association
5.000% 12/25/15	1,200,000	1,190,182
6.000% 04/25/32	1,940,000	1,974,005
Agency Total		10,215,984
Non - Agency – 0.9%
American Mortgage Trust
8.188% 09/27/22	12,896	7,756
Countrywide Alternative Loan Trust
5.250% 08/25/35	735,648	734,119
5.500% 10/25/35	1,028,687	1,024,003
JPMorgan Mortgage Trust
6.087% 10/25/36	1,400,000	1,404,480
Rural Housing Trust
6.330% 04/01/26	46,358	46,214
Non-Agency Total		3,216,572
Total Collateralized Mortgage Obligations (Cost of $13,541,882)		13,432,556

Commercial Mortgage-Backed Securities – 2.1%

First Union Chase Commercial Mortgage
6.645% 06/15/31	402,333	413,626
GS Mortgage Securities Corp. II
6.620% 10/18/30	1,852,923	1,884,682
JPMorgan Commercial Mortgage Finance Corp.
6.507% 10/15/35	1,353,753	1,378,408

	Par ($)	Value ($)
LB-UBS Commercial Mortgage Trust
6.510% 12/15/26	1,000,000	1,049,114
Wachovia Bank Commercial Mortgage Trust
3.989% 06/15/35	3,000,000	2,792,215
Total Commercial Mortgage-Backed Securities (Cost of $7,751,904)		7,518,045

Asset-Backed Securities – 0.5%

Consumer Funding LLC
5.430% 04/20/15	820,000	832,066
Green Tree Financial Corp.
6.870% 01/15/29	203,432	209,525
Origen Manufactured Housing
3.380% 08/15/17	599,796	591,800
Providian Gateway Master Trust
3.350% 09/15/11(c)	250,000	245,813
Total Asset-Backed Securities (Cost of $1,916,305)		1,879,204

Convertible Bonds – 0.3%

Communications – 0.3%
Media – 0.3%
Liberty Media Corp.
0.750% 03/30/23	900,000	991,125
Media Total		991,125
Communications Total		991,125
Total Convertible Bonds (Cost of $986,262)		991,125
	Shares

Investment Companies – 0.1%

Biotech HOLDRs Trust	140	25,861
iShares MSCI EAFE Index Fund	5,521	374,048
iShares Nasdaq Biotechnology Index Fund	730	53,859
Total Investment Companies (Cost of $434,076)		453,768

Securities Lending Collateral – 7.4%

State Street Navigator Securities Lending Prime Portfolio (f)	26,097,737	26,097,737
Total Securities Lending Collateral (Cost of $26,097,737)		26,097,737

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund (September 30, 2006)

Short-Term Obligations – 5.6%

	Par ($)	Value ($)
U.S. Government Agencies & Obligations – 0.1%
U.S. Treasury Bill
4.820% 12/14/06(g)	400,000	396,078
U.S. Government Agencies & Obligations Total		396,078
Repurchase Agreement – 5.5%
Repurchase agreement with State Street Bank & Trust Co., dated 09/29/06, due 10/02/06 at 4.850%, collateralized by U.S. Treasury Bonds and Notes with various maturities to 02/15/23, market value of $19,479,777 (repurchase proceeds $19,082,709)	19,075,000	19,075,000
Total Short-Term Obligations (Cost of $19,471,078)		19,471,078
Total Investments – 107.4% (Cost of $345,022,231)(h)		377,408,004
Other Assets & Liabilities, Net – (7.4)%		(26,019,790)
Net Assets – 100.0%		$351,388,214

Notes to Investment Portfolio:

(a) Non-income producing security.

(b) All or a portion of this security is on loan at September 30, 2006. The total market value of securities on loan at September 30, 2006 is $25,504,355.

(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, these securities, which are not illiquid, amounted to $4,080,977, which represents 1.2% of net assets.

(d) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At September 30, 2006, the value of this security represents 0.2% of net assets.

(e) The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2006.

(f) Investment made with cash collateral received from securities lending activity.

(g) Security pledged as collateral for open futures contracts.

(h) Cost for federal income tax purposes is $347,046,632.

At September 30, 2006, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$38,710	$38,980	12/28/06	$(270)
AUD	1,126,637	1,126,417	12/28/06	220
GBP	1,362,221	1,359,249	12/28/06	2,972
				$2,922

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	$38,793	$39,028	12/28/06	$235
CAD	348,508	348,626	12/28/06	118
CNY	896,001	894,976	12/28/06	(1,025)
NOK	192,848	193,457	12/28/06	609
TWD	870,048	871,498	12/28/06	1,450
				$1,387

At September 30, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	61.5%
Corporate Fixed-Income Bonds & Notes	12.1
Mortgage-Backed Securities	8.4
Securities Lending Collateral	7.4
Government & Agency Obligations	5.6
Collateralized Mortgage Obligations	3.8
Commercial Mortgage-Backed Securities	2.1
Asset-Backed Securities	0.5
Convertible Bonds	0.3
Investment Companies	0.1
Short-Term Obligations	5.6
Other Assets & Liabilities, Net	(7.4)
100.0%

At September 30, 2006, the Fund held the following open long futures contract:

Type	Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index	7	$2,354,450	$2,320,411	Dec-06	$34,039

Acronym	Name
ADR	American Depositary Receipt

AMBAC	Ambac Assurance Corp.

AUD	Australian Dollar

CAD	Canadian Dollar

CNY	Yuan Renminbi

GBP	British Pound

NOK	Norwegian Krona

NVDR	Non-Voting Depositary Receipt

TWD	Taiwanese New Dollar

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Large Cap Growth Fund (September 30, 2006)

Common Stocks – 98.3%

	Shares	Value ($)
Consumer Discretionary – 14.8%
Automobiles – 0.3%
Harley-Davidson, Inc. (a)	97,100	6,093,025
Automobiles Total		6,093,025
Diversified Consumer Services – 0.8%
Sotheby's (a)	430,027	13,864,071
Diversified Consumer Services Total		13,864,071
Hotels, Restaurants & Leisure – 2.3%
Las Vegas Sands Corp. (a)(b)	401,230	27,424,071
Starwood Hotels & Resorts Worldwide, Inc. (a)	245,327	14,030,251
Hotels, Restaurants & Leisure Total		41,454,322
Media – 5.4%
Comcast Corp., Class A (a)(b)	721,421	26,584,364
EchoStar Communications Corp., Class A (a)(b)	326,073	10,675,630
Lamar Advertising Co., Class A (a)(b)	184,471	9,852,596
News Corp., Class A	1,645,710	32,338,201
Viacom, Inc., Class B (b)	491,365	18,268,951
Media Total		97,719,742
Multi-Line Retail – 2.1%
Kohl's Corp. (a)(b)	260,956	16,941,264
Target Corp. (a)	394,666	21,805,296
Multi-Line Retail Total		38,746,560
Specialty Retail – 3.9%
GameStop Corp., Class A (a)(b)	269,754	12,484,215
Office Depot, Inc. (b)	614,069	24,378,539
OfficeMax, Inc. (a)	332,956	13,564,627
TJX Companies, Inc.	705,918	19,786,882
Specialty Retail Total		70,214,263
Consumer Discretionary Total		268,091,983
Consumer Staples – 8.8%
Beverages – 2.1%
Anheuser-Busch Companies, Inc.	505,945	24,037,447
Coca-Cola Co.	328,770	14,689,444
Beverages Total		38,726,891
Food & Staples Retailing – 2.4%
CVS Corp. (a)	417,337	13,404,864
Kroger Co. (a)	372,539	8,620,553
Wal-Mart Stores, Inc.	412,349	20,337,053
Food & Staples Retailing Total		42,362,470

	Shares	Value ($)
Food Products – 0.8%
Campbell Soup Co. (a)	383,594	14,001,181
Food Products Total		14,001,181
Household Products – 2.1%
Energizer Holdings, Inc. (b)	140,608	10,122,370
Procter & Gamble Co.	446,329	27,663,471
Household Products Total		37,785,841
Tobacco – 1.4%
Altria Group, Inc.	333,599	25,537,003
Tobacco Total		25,537,003
Consumer Staples Total		158,413,386
Energy – 4.5%
Energy Equipment & Services – 1.5%
Halliburton Co. (a)	467,679	13,305,468
Transocean, Inc. (a)(b)	196,900	14,418,987
Energy Equipment & Services Total		27,724,455
Oil, Gas & Consumable Fuels – 3.0%
Devon Energy Corp.	169,875	10,727,606
EnCana Corp.	322,924	15,077,322
Occidental Petroleum Corp.	222,283	10,694,035
XTO Energy, Inc. (a)	424,238	17,873,147
Oil, Gas & Consumable Fuels Total		54,372,110
Energy Total		82,096,565
Financials – 8.6%
Capital Markets – 6.2%
Bank of New York Co., Inc.	1,090,450	38,449,267
Franklin Resources, Inc.	213,834	22,612,945
Goldman Sachs Group, Inc.	65,667	11,108,886
Mellon Financial Corp.	360,637	14,100,907
Merrill Lynch & Co., Inc.	320,354	25,058,090
Capital Markets Total		111,330,095
Diversified Financial Services – 0.6%
Nasdaq Stock Market, Inc. (a)(b)	377,372	11,411,729
Diversified Financial Services Total		11,411,729
Insurance – 1.8%
Ambac Financial Group, Inc.	161,341	13,350,968
American International Group, Inc.	280,930	18,614,422
Insurance Total		31,965,390
Financials Total		154,707,214

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
Health Care – 16.2%
Biotechnology – 3.9%
Amgen, Inc. (b)	353,441	25,281,635
Amylin Pharmaceuticals, Inc. (a)(b)	215,917	9,515,462
Genentech, Inc. (a)(b)	159,400	13,182,380
Genzyme Corp. (a)(b)	199,618	13,468,226
Vertex Pharmaceuticals, Inc. (a)(b)	245,732	8,268,882
Biotechnology Total		69,716,585
Health Care Providers & Services – 3.9%
Caremark Rx, Inc. (a)	241,318	13,675,491
Humana, Inc. (a)(b)	305,997	20,223,342
Quest Diagnostics, Inc. (a)	314,529	19,236,594
WellPoint, Inc. (b)	233,672	18,004,427
Health Care Providers & Services Total		71,139,854
Life Sciences Tools & Services – 2.9%
Covance, Inc. (a)(b)	293,648	19,492,354
Thermo Electron Corp. (a)(b)	848,378	33,366,707
Life Sciences Tools & Services Total		52,859,061
Pharmaceuticals – 5.5%
Abbott Laboratories	389,166	18,897,901
AstraZeneca PLC, ADR (a)	209,320	13,082,500
Johnson & Johnson	710,253	46,123,830
Novartis AG, ADR	347,626	20,315,263
Pharmaceuticals Total		98,419,494
Health Care Total		292,134,994
Industrials – 12.2%
Aerospace & Defense – 4.0%
Boeing Co. (a)	244,511	19,279,692
L-3 Communications Holdings, Inc.	117,122	9,174,166
Precision Castparts Corp. (a)	211,636	13,366,930
United Technologies Corp.	487,720	30,897,062
Aerospace & Defense Total		72,717,850
Commercial Services & Supplies – 3.0%
Dun & Bradstreet Corp. (b)	148,346	11,124,466
Manpower, Inc.	203,914	12,493,811
Waste Management, Inc.	850,060	31,180,201
Commercial Services & Supplies Total		54,798,478
Construction & Engineering – 0.9%
Foster Wheeler Ltd. (a)(b)	411,602	15,883,721
Construction & Engineering Total		15,883,721
Electrical Equipment – 1.6%
Emerson Electric Co.	337,783	28,326,483
Electrical Equipment Total		28,326,483

	Shares	Value ($)
Industrial Conglomerates – 2.7%
General Electric Co.	1,379,497	48,696,244
Industrial Conglomerates Total		48,696,244
Industrials Total		220,422,776
Information Technology – 28.2%
Communications Equipment – 5.9%
Cisco Systems, Inc. (b)	2,181,123	50,165,829
CommScope, Inc. (a)(b)	471,239	15,484,914
Motorola, Inc. (a)	511,870	12,796,750
Nokia Oyj, ADR	547,548	10,781,220
Research In Motion Ltd. (b)	174,326	17,896,307
Communications Equipment Total		107,125,020
Computers & Peripherals – 4.3%
Apple Computer, Inc. (b)	300,717	23,164,230
Hewlett-Packard Co. (a)	487,049	17,869,828
International Business Machines Corp.	346,922	28,426,789
QLogic Corp. (a)(b)	452,106	8,544,803
Computers & Peripherals Total		78,005,650
Electronic Equipment & Instruments – 1.0%
Amphenol Corp., Class A	141,200	8,744,516
Trimble Navigation Ltd. (a)(b)	187,896	8,846,144
Electronic Equipment & Instruments Total		17,590,660
Internet Software & Services – 4.9%
Akamai Technologies, Inc. (a)(b)	362,460	18,119,375
aQuantive, Inc. (a)(b)	390,490	9,223,374
eBay, Inc. (a)(b)	526,612	14,934,716
Google, Inc., Class A (a)(b)	117,366	47,169,396
Internet Software & Services Total		89,446,861
IT Services – 2.5%
Automatic Data Processing, Inc.	384,083	18,182,489
Cognizant Technology Solutions Corp., Class A (b)	206,518	15,294,723
First Data Corp.	278,367	11,691,414
IT Services Total		45,168,626
Semiconductors & Semiconductor Equipment – 4.4%
Intel Corp.	2,272,644	46,748,287
MEMC Electronic Materials, Inc. (a)(b)	246,093	9,014,387
NVIDIA Corp. (a)(b)	319,042	9,440,453
Texas Instruments, Inc. (a)	405,006	13,466,449
Semiconductors & Semiconductor Equipment Total		78,669,576

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
Software – 5.2%
Adobe Systems, Inc. (a)(b)	263,358	9,862,757
Intuit, Inc. (a)(b)	304,926	9,785,075
Microsoft Corp.	2,111,198	57,699,042
Oracle Corp. (b)	915,136	16,234,513
Software Total		93,581,387
Information Technology Total		509,587,780
Materials – 2.0%
Chemicals – 2.0%
Air Products & Chemicals, Inc. (a)	316,110	20,980,221
Monsanto Co.	312,547	14,692,834
Chemicals Total		35,673,055
Materials Total		35,673,055
Telecommunication Services – 3.0%
Diversified Telecommunication Services – 1.5%
Level 3 Communications, Inc. (b)	1,025,198	5,484,809
Time Warner Telecom, Inc., Class A (a)(b)	1,088,801	20,698,107
Diversified Telecommunication Services Total		26,182,916
Wireless Telecommunication Services – 1.5%
American Tower Corp., Class A (a)(b)	489,856	17,879,744
NII Holdings, Inc. (b)	153,400	9,535,344
Wireless Telecommunication Services Total		27,415,088
Telecommunication Services Total		53,598,004
Total Common Stocks (Cost of $1,595,280,757)		1,774,725,757
Securities Lending Collateral – 15.4%
State Street Navigator Securities Lending Prime Portfolio (c)	279,200,358	279,200,358
Total Securities Lending Collateral (Cost of $279,200,358)		279,200,358

Short-Term Obligation – 1.9%

	Par ($)	Value ($)
Repurchase Agreement
Repurchase agreement with State Street Bank & Trust Co., dated 09/29/06, due 10/02/06 at 4.950%, collateralized by a U.S. Treasury Bonds and Notes with various maturity dates to 11/15/26, market value of $34,286,119 (repurchase proceeds $33,619,862)	33,606,000	33,606,000
Total Short-Term Obligation (Cost of $33,606,000)		33,606,000
Total Investments – 115.6% (Cost of $1,908,087,115)(d)		2,087,532,115
Other Assets & Liabilities, Net – (15.6)%		(282,067,586)
Net Assets – 100.0%		$1,805,464,529

Notes to Investment Portfolio:

(a) All or a portion of this security is on loan at September 30, 2006. The total market value of securities on loan at September 30, 2006 is $272,589,252.

(b) Non-income producing security.

(c) Investment made with cash collateral received from securities lending activity.

(d) Cost for federal income tax purposes is $1,914,803,264.

At September 30, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	28.2%
Health Care	16.2
Consumer Discretionary	14.8
Industrials	12.2
Consumer Staples	8.8
Financials	8.6
Energy	4.5
Telecommunication Services	3.0
Materials	2.0
Securities Lending Collateral	15.4
Short-Term Obligation	1.9
Other Assets & Liabilities, Net	(15.6)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Disciplined Value Fund (September 30, 2006)

Common Stocks – 98.1%

	Shares	Value ($)
Consumer Discretionary – 8.3%
Hotels, Restaurants & Leisure – 2.5%
McDonald's Corp.	153,700	6,012,744
Wyndham Worldwide Corp. (a)	178,300	4,987,051
Hotels, Restaurants & Leisure Total		10,999,795
Household Durables – 2.2%
Centex Corp.	187,400	9,860,988
Household Durables Total		9,860,988
Media – 3.6%
CBS Corp., Class B	385,300	10,853,901
Liberty Media Holding Corp., Capital Series A (a)	29,600	2,473,672
Time Warner, Inc.	90,500	1,649,815
Warner Music Group Corp.	31,200	809,640
Media Total		15,787,028
Specialty Retail – 0.0%
Sherwin-Williams Co.	2,900	161,762
Specialty Retail Total		161,762
Consumer Discretionary Total		36,809,573
Consumer Staples – 7.5%
Beverages – 2.5%
Coca-Cola Co.	246,400	11,009,152
Beverages Total		11,009,152
Food Products – 1.6%
Archer-Daniels-Midland Co.	22,200	840,936
General Mills, Inc.	3,600	203,760
Kraft Foods, Inc., Class A (b)	170,400	6,076,464
Food Products Total		7,121,160
Household Products – 0.4%
Colgate-Palmolive Co.	19,900	1,235,790
Procter & Gamble Co.	13,100	811,938
Household Products Total		2,047,728
Tobacco – 3.0%
Loews Corp. - Carolina Group	53,800	2,979,982
Reynolds American, Inc. (b)	167,500	10,379,975
Tobacco Total		13,359,957
Consumer Staples Total		33,537,997
Energy – 13.1%
Oil, Gas & Consumable Fuels – 13.1%
Anadarko Petroleum Corp.	54,600	2,393,118
Apache Corp.	8,200	518,240

	Shares	Value ($)
Chevron Corp.	153,000	9,923,580
ConocoPhillips	223,100	13,281,143
Exxon Mobil Corp. (c)	393,600	26,410,560
Frontier Oil Corp.	74,300	1,974,894
Hess Corp.	53,100	2,199,402
Overseas Shipholding Group, Inc.	24,000	1,482,480
Sunoco, Inc.	4,600	286,074
Oil, Gas & Consumable Fuels Total		58,469,491
Energy Total		58,469,491
Financials – 36.0%
Capital Markets – 7.8%
Goldman Sachs Group, Inc.	63,000	10,657,710
Lehman Brothers Holdings, Inc.	146,700	10,835,262
Mellon Financial Corp.	65,900	2,576,690
Merrill Lynch & Co., Inc.	66,700	5,217,274
Morgan Stanley	73,900	5,388,049
Capital Markets Total		34,674,985
Commercial Banks – 8.8%
BB&T Corp.	185,900	8,138,702
KeyCorp	62,400	2,336,256
National City Corp.	223,600	8,183,760
U.S. Bancorp	39,600	1,315,512
Wachovia Corp.	277,400	15,478,920
Wells Fargo & Co.	103,400	3,741,012
Commercial Banks Total		39,194,162
Diversified Financial Services – 6.1%
Citigroup, Inc.	374,300	18,591,481
JPMorgan Chase & Co.	183,100	8,598,376
Diversified Financial Services Total		27,189,857
Insurance – 11.2%
Allstate Corp.	197,000	12,357,810
American International Group, Inc.	29,500	1,954,670
Assurant, Inc.	115,400	6,163,514
Conseco, Inc. (a)	28,300	594,017
Fidelity National Title Group, Inc., Class A (b)	49,100	1,029,136
First American Corp.	106,700	4,517,678
Genworth Financial, Inc., Class A	77,600	2,716,776
Loews Corp.	67,300	2,550,670
MetLife, Inc.	1,000	56,680
Principal Financial Group, Inc. (b)	66,400	3,604,192
Prudential Financial, Inc.	80,500	6,138,125
SAFECO Corp.	98,300	5,792,819
St. Paul Travelers Companies, Inc.	51,100	2,396,079
Insurance Total		49,872,166

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
Real Estate Management & Development – 0.9%
Realogy Corp. (a)	170,600	3,869,208
Real Estate Management & Development Total		3,869,208
Thrifts & Mortgage Finance – 1.2%
Countrywide Financial Corp.	70,400	2,466,816
Fannie Mae	32,000	1,789,120
Freddie Mac	17,000	1,127,610
Thrifts & Mortgage Finance Total		5,383,546
Financials Total		160,183,924
Health Care – 7.5%
Health Care Providers & Services – 3.6%
AmerisourceBergen Corp.	214,700	9,704,440
Caremark Rx, Inc.	2,200	124,674
WellPoint, Inc. (a)	82,900	6,387,445
Health Care Providers & Services Total		16,216,559
Life Sciences Tools & Services – 0.0%
Fisher Scientific International, Inc. (a)	1,800	140,832
Life Sciences Tools & Services Total		140,832
Pharmaceuticals – 3.9%
King Pharmaceuticals, Inc. (a)	15,200	258,856
Merck & Co., Inc.	29,900	1,252,810
Pfizer, Inc.	551,900	15,651,884
Pharmaceuticals Total		17,163,550
Health Care Total		33,520,941
Industrials – 6.5%
Aerospace & Defense – 1.6%
Armor Holdings, Inc. (a)	38,600	2,212,938
General Dynamics Corp.	9,700	695,199
Northrop Grumman Corp.	25,000	1,701,750
Raytheon Co.	58,000	2,784,580
Aerospace & Defense Total		7,394,467
Airlines – 0.6%
Southwest Airlines Co.	177,000	2,948,820
Airlines Total		2,948,820
Building Products – 1.2%
USG Corp. (a)(b)	111,900	5,263,776
Building Products Total		5,263,776
Commercial Services & Supplies – 0.1%
Equifax, Inc.	7,900	290,009
Commercial Services & Supplies Total		290,009

	Shares	Value ($)
Industrial Conglomerates – 0.6%
General Electric Co.	73,100	2,580,430
Industrial Conglomerates Total		2,580,430
Machinery – 1.3%
Cummins, Inc. (b)	44,900	5,353,427
Paccar, Inc.	600	34,212
SPX Corp. (b)	7,000	374,080
Machinery Total		5,761,719
Road & Rail – 1.1%
Avis Budget Group, Inc.	65,354	1,195,325
Laidlaw International, Inc.	71,000	1,940,430
YRC Worldwide, Inc. (a)	45,600	1,689,024
Road & Rail Total		4,824,779
Industrials Total		29,064,000
Information Technology – 3.6%
Computers & Peripherals – 3.2%
Hewlett-Packard Co.	283,800	10,412,622
Lexmark International, Inc., Class A (a)	64,800	3,736,368
Computers & Peripherals Total		14,148,990
IT Services – 0.4%
Computer Sciences Corp. (a)	33,700	1,655,344
IT Services Total		1,655,344
Information Technology Total		15,804,334
Materials – 3.6%
Chemicals – 2.2%
Lyondell Chemical Co.	356,300	9,039,331
Valspar Corp.	36,200	962,920
Chemicals Total		10,002,251
Metals & Mining – 1.4%
Nucor Corp.	123,800	6,126,862
Metals & Mining Total		6,126,862
Materials Total		16,129,113
Telecommunication Services – 6.0%
Diversified Telecommunication Services – 6.0%
AT&T, Inc.	258,100	8,403,736
BellSouth Corp.	97,200	4,155,300
CenturyTel, Inc.	48,700	1,931,929
Verizon Communications, Inc.	327,400	12,156,362
Diversified Telecommunication Services Total		26,647,327

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
Wireless Telecommunication Services – 0.0%
Sprint Nextel Corp.	200	3,430
Wireless Telecommunication Services Total		3,430
Telecommunication Services Total		26,650,757
Utilities – 6.0%
Electric Utilities – 3.0%
Exelon Corp.	64,100	3,880,614
FirstEnergy Corp.	173,200	9,674,952
Electric Utilities Total		13,555,566
Independent Power Producers & Energy Traders – 1.2%
Constellation Energy Group, Inc.	30,200	1,787,840
Mirant Corp. (a)	122,900	3,356,399
Independent Power Producers & Energy Traders Total		5,144,239
Multi-Utilities – 1.8%
Alliant Energy Corp.	17,700	632,421
CenterPoint Energy, Inc. (b)	183,300	2,624,856
DTE Energy Co.	108,200	4,491,382
PG&E Corp.	11,500	478,975
Multi-Utilities Total		8,227,634
Utilities Total		26,927,439
Total Common Stocks (Cost of $373,631,420)		437,097,569
Securities Lending Collateral – 6.2%
State Street Navigator Securities Lending Prime Portfolio (d)	27,779,014	27,779,014
Total Securities Lending Collateral (Cost of $27,779,014)		27,779,014

Short-Term Obligation – 3.5%

	Par ($)	Value ($)
Repurchase agreement with State Street Bank & Trust Co., dated 09/29/06, due 10/02/06 at 4.950%, collateralized by a U.S. Treasury Note with maturing 05/15/09, market value of, $15,935,808 (repurchase proceeds $15,625,443)	15,619,000	15,619,000
Total Short-Term Obligation (Cost of $15,619,000)		15,619,000
Total Investments – 107.8% (Cost of $417,029,434)(e)		480,495,583
Other Assets & Liabilities, Net – (7.8)%		(34,963,321)
Net Assets – 100.0%		$445,532,262

Notes to Investment Portfolio:

(a) Non-income producing security.

(b) All or a portion of this security is on loan at September 30, 2006. The total market value of securities on loan at September 30, 2006 is $26,904,522.

(c) A portion of this security with a market value of $1,107,150 is pledged as collateral for open futures contracts.

(d) Investment made with cash collateral received from securities lending activity.

(e) Cost for federal income tax purposes is $417,481,099.

At September 30, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	36.0%
Energy	13.1
Consumer Discretionary	8.3
Consumer Staples	7.5
Health Care	7.5
Industrials	6.5
Utilities	6.0
Telecommunication Services	6.0
Materials	3.6
Information Technology	3.6
Securities Lending Collateral	6.2
Short-Term Obligation	3.5
Other Assets & Liabilities, Net	(7.8)
100.0%

At September 30, 2006, the Fund held the following open long futures contract:

Type	Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index	23	$7,736,050	$7,622,347	Dec-06	$113,703

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Common Stock Fund (September 30, 2006)

Common Stocks – 98.0%

	Shares	Value ($)
Consumer Discretionary – 13.8%
Diversified Consumer Services – 0.9%
Apollo Group, Inc., Class A (a)	79,400	3,909,656
Diversified Consumer Services Total		3,909,656
Hotels, Restaurants & Leisure – 1.5%
Burger King Holdings, Inc. (a)(b)	140,900	2,248,764
Hilton Hotels Corp.	90,000	2,506,500
Wyndham Worldwide Corp. (a)	74,120	2,073,136
Hotels, Restaurants & Leisure Total		6,828,400
Leisure Equipment & Products – 0.5%
Hasbro, Inc.	100,729	2,291,585
Leisure Equipment & Products Total		2,291,585
Media – 7.1%
Comcast Corp., Class A (a)(b)	218,400	8,048,040
Getty Images, Inc. (a)	40,000	1,987,200
Liberty Global, Inc., Class A (a)(b)	9,385	241,570
Liberty Global, Inc., Series C (a)	24,691	618,756
News Corp., Class A	310,900	6,109,185
Omnicom Group, Inc.	48,000	4,492,800
Sirius Satellite Radio, Inc. (a)(b)	949,800	3,713,718
Time Warner, Inc.	360,500	6,571,915
Media Total		31,783,184
Multi-line Retail – 1.4%
Kohl's Corp. (a)	59,700	3,875,724
Target Corp.	40,100	2,215,525
Multi-line Retail Total		6,091,249
Specialty Retail – 0.8%
Chico's FAS, Inc. (a)	91,700	1,974,301
Urban Outfitters, Inc. (a)(b)	90,200	1,595,638
Specialty Retail Total		3,569,939
Textiles, Apparel & Luxury Goods – 1.6%
Coach, Inc. (a)	110,700	3,808,080
NIKE, Inc., Class B	36,800	3,224,416
Textiles, Apparel & Luxury Goods Total		7,032,496
Consumer Discretionary Total		61,506,509
Consumer Staples – 5.3%
Beverages – 1.8%
Coca-Cola Co.	176,160	7,870,829
Beverages Total		7,870,829
Food & Staples Retailing – 0.9%
Sysco Corp.	126,300	4,224,735
Food & Staples Retailing Total		4,224,735

	Shares	Value ($)
Food Products – 0.5%
ConAgra Foods, Inc.	100,100	2,450,448
Food Products Total		2,450,448
Household Products – 1.3%
Colgate-Palmolive Co.	90,020	5,590,242
Household Products Total		5,590,242
Tobacco – 0.8%
Altria Group, Inc.	46,800	3,582,540
Tobacco Total		3,582,540
Consumer Staples Total		23,718,794
Energy – 4.4%
Energy Equipment & Services – 0.9%
Dresser-Rand Group, Inc. (a)(b)	105,300	2,148,120
Transocean, Inc. (a)	27,690	2,027,739
Energy Equipment & Services Total		4,175,859
Oil, Gas & Consumable Fuels – 3.5%
Anadarko Petroleum Corp.	91,100	3,992,913
Apache Corp.	63,100	3,987,920
Chesapeake Energy Corp.	69,900	2,025,702
Devon Energy Corp.	84,310	5,324,176
Oil, Gas & Consumable Fuels Total		15,330,711
Energy Total		19,506,570
Financials – 22.8%
Capital Markets – 2.6%
Charles Schwab Corp.	316,000	5,656,400
E*TRADE Financial Corp. (a)	144,060	3,445,915
Legg Mason, Inc.	22,300	2,249,178
Capital Markets Total		11,351,493
Commercial Banks – 2.2%
Fifth Third Bancorp (b)	112,900	4,299,232
Wachovia Corp.	97,355	5,432,409
Commercial Banks Total		9,731,641
Consumer Finance – 0.6%
American Express Co.	49,240	2,761,379
Consumer Finance Total		2,761,379
Diversified Financial Services – 5.0%
Citigroup, Inc.	240,189	11,930,188
JPMorgan Chase & Co.	218,972	10,282,925
Diversified Financial Services Total		22,213,113
Insurance – 10.6%
ACE Ltd.	103,610	5,670,575
Allied World Assurance Holdings Ltd. (a)(b)	58,800	2,375,520

See Accompanying Notes to Financial Statements.

Columbia Common Stock Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
Ambac Financial Group, Inc.	74,800	6,189,700
American International Group, Inc.	136,080	9,016,661
Aspen Insurance Holdings Ltd.	172,800	4,463,424
Berkshire Hathaway, Inc., Class B (a)	3,039	9,645,786
UnumProvident Corp.	367,390	7,123,692
Willis Group Holdings Ltd.	71,200	2,705,600
Insurance Total		47,190,958
Real Estate Management & Development – 0.5%
Realogy Corp. (a)	92,650	2,101,302
Real Estate Management & Development Total		2,101,302
Thrifts & Mortgage Finance – 1.3%
MGIC Investment Corp.	97,250	5,832,083
Thrifts & Mortgage Finance Total		5,832,083
Financials Total		101,181,969
Health Care – 21.8%
Biotechnology – 3.1%
Amgen, Inc. (a)	63,782	4,562,327
MedImmune, Inc. (a)	136,740	3,994,175
Millennium Pharmaceuticals, Inc. (a)	547,000	5,442,650
Biotechnology Total		13,999,152
Health Care Equipment & Supplies – 5.5%
Baxter International, Inc.	93,400	4,245,964
Boston Scientific Corp. (a)	157,000	2,322,030
Medtronic, Inc.	86,900	4,035,636
St. Jude Medical, Inc. (a)	51,000	1,799,790
Stryker Corp.	100,100	4,963,959
Zimmer Holdings, Inc. (a)	102,700	6,932,250
Health Care Equipment & Supplies Total		24,299,629
Health Care Providers & Services – 4.8%
AmerisourceBergen Corp.	54,000	2,440,800
Cardinal Health, Inc.	39,380	2,588,841
McKesson Corp.	47,610	2,509,999
Omnicare, Inc. (b)	79,500	3,425,655
Tenet Healthcare Corp. (a)(b)	508,400	4,138,376
UnitedHealth Group, Inc.	123,600	6,081,120
Health Care Providers & Services Total		21,184,791
Life Sciences Tools & Services – 1.5%
Thermo Electron Corp. (a)	62,450	2,456,159
Waters Corp. (a)	93,000	4,211,040
Life Sciences Tools & Services Total		6,667,199

	Shares	Value ($)
Pharmaceuticals – 6.9%
Abbott Laboratories	169,087	8,210,865
Eli Lilly & Co.	64,700	3,687,900
Endo Pharmaceuticals Holdings, Inc. (a)	217,285	7,072,627
Forest Laboratories, Inc. (a)	105,200	5,324,172
Johnson & Johnson	100,290	6,512,832
Pharmaceuticals Total		30,808,396
Health Care Total		96,959,167
Industrials – 8.6%
Aerospace & Defense – 1.1%
Honeywell International, Inc.	124,050	5,073,645
Aerospace & Defense Total		5,073,645
Airlines – 0.6%
UAL Corp. (a)(b)	97,100	2,579,947
Airlines Total		2,579,947
Commercial Services & Supplies – 1.3%
ARAMARK Corp., Class B	172,410	5,665,393
Commercial Services & Supplies Total		5,665,393
Industrial Conglomerates – 3.8%
General Electric Co.	324,340	11,449,202
Tyco International Ltd.	198,200	5,547,618
Industrial Conglomerates Total		16,996,820
Machinery – 0.8%
Dover Corp.	75,485	3,581,008
Machinery Total		3,581,008
Road & Rail – 1.0%
Avis Budget Group, Inc.	111,400	2,037,506
Union Pacific Corp.	28,110	2,473,680
Road & Rail Total		4,511,186
Industrials Total		38,407,999
Information Technology – 19.8%
Communications Equipment – 4.4%
Avaya, Inc. (a)	330,400	3,779,776
Cisco Systems, Inc. (a)	402,300	9,252,900
Juniper Networks, Inc. (a)	137,900	2,382,912
Motorola, Inc.	47,100	1,177,500
QUALCOMM, Inc.	79,700	2,897,095
Communications Equipment Total		19,490,183
Computers & Peripherals – 0.9%
Hewlett-Packard Co.	111,400	4,087,266
Computers & Peripherals Total		4,087,266

See Accompanying Notes to Financial Statements.

Columbia Common Stock Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
Internet Software & Services – 3.1%
eBay, Inc. (a)	217,500	6,168,300
VeriSign, Inc. (a)	295,600	5,971,120
Yahoo!, Inc. (a)	72,400	1,830,272
Internet Software & Services Total		13,969,692
IT Services – 1.6%
CheckFree Corp. (a)	61,000	2,520,520
First Data Corp.	107,400	4,510,800
IT Services Total		7,031,320
Semiconductors & Semiconductor Equipment – 1.4%
ATI Technologies, Inc. (a)	185,900	3,987,555
Broadcom Corp., Class A (a)	67,970	2,062,210
Semiconductors & Semiconductor Equipment Total		6,049,765
Software – 8.4%
Cognos, Inc. (a)	69,200	2,525,800
McAfee, Inc. (a)	160,000	3,913,600
Microsoft Corp.	591,920	16,177,173
Oracle Corp. (a)	384,640	6,823,514
Symantec Corp. (a)	380,500	8,097,040
Software Total		37,537,127
Information Technology Total		88,165,353
Telecommunication Services – 1.5%
Wireless Telecommunication Services – 1.5%
Sprint Nextel Corp.	395,400	6,781,110
Wireless Telecommunication Services Total		6,781,110
Telecommunication Services Total		6,781,110
Total Common Stocks (Cost of $371,457,762)		436,227,471
Securities Lending Collateral – 4.0%
State Street Navigator Securities Lending Prime Portfolio (c)	17,764,376	17,764,376
Total Securities Lending Collateral (Cost of $17,764,376)		17,764,376

Short-Term Obligation – 3.7%

	Par ($)	Value ($)
Repurchase agreement with State Street Bank & Trust Co., dated 09/29/06, due 10/02/06 at 4.950%, collateralized by a U.S. Treasury Note maturing on 05/15/09, market value of $16,636,400 (repurchase proceeds $16,316,728)	16,310,000	16,310,000
Total Short-Term Obligation (Cost of $16,310,000)		16,310,000
Total Investments – 105.7% (Cost of $405,532,138)(d)		470,301,847
Other Assets & Liabilities, Net – (5.7)%		(25,142,840)
Net Assets – 100.0%		$445,159,007

Notes to Investment Portfolio:

(a) Non-income producing security.

(b) All or a portion of this security is on loan at September 30, 2006. The total market value of securities on loan at September 30, 2006 is $17,307,045.

(c) Investment made with cash collateral received from securities lending activity.

(d) Cost for federal income tax purposes is $406,025,321.

At September 30, 2006, the Fund held investments in the following sectors:
Sector (Unaudited)	% of Net Assets
Financials	22.8%
Health Care	21.8
Information Technology	19.8
Consumer Discretionary	13.8
Industrials	8.6
Consumer Staples	5.3
Energy	4.4
Telecommunication Services	1.5
Securities Lending Collateral	4.0
Short-Term Obligation	3.7
Other Assets & Liabilities, Net	(5.7)
100.0%

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Core Fund (September 30, 2006)

Common Stocks – 98.4%

	Shares	Value ($)
Consumer Discretionary – 17.7%
Auto Components – 0.6%
Cooper Tire & Rubber Co.	234,120	2,355,247
Dorman Products, Inc. (a)	430,921	4,352,302
Hawk Corp., Class A (a)	110,646	1,427,334
Auto Components Total		8,134,883
Distributors – 0.3%
Keystone Automotive Industries, Inc. (a)	109,200	4,151,784
Distributors Total		4,151,784
Diversified Consumer Services – 0.8%
Nobel Learning Communities, Inc.	229,800	2,366,940
Regis Corp.	252,800	9,062,880
Diversified Consumer Services Total		11,429,820
Hotels, Restaurants & Leisure – 3.8%
Buca, Inc. (a)	364,550	1,921,179
CEC Entertainment, Inc. (a)	250,580	7,895,776
Famous Dave's of America, Inc. (a)	301,450	4,582,040
Friendly Ice Cream Corp. (a)	192,300	2,067,225
Gaylord Entertainment Co. (a)	103,900	4,556,015
Jack in the Box, Inc. (a)	115,100	6,005,918
O'Charleys, Inc. (a)	510,705	9,688,074
Ruby Tuesday, Inc.	185,050	5,216,559
Ryan's Restaurant Group, Inc. (a)	409,500	6,498,765
Steak n Shake Co. (a)	147,150	2,485,363
Hotels, Restaurants & Leisure Total		50,916,914
Household Durables – 0.8%
Jarden Corp. (a)	132,825	4,379,240
Yankee Candle Co., Inc.	200,050	5,855,464
Household Durables Total		10,234,704
Internet & Catalog Retail – 0.4%
Valuevision Media, Inc., Class A (a)	398,350	4,616,876
Varsity Group, Inc. (a)	313,300	1,196,806
Internet & Catalog Retail Total		5,813,682
Leisure Equipment & Products – 1.5%
Callaway Golf Co.	356,700	4,676,337
RC2 Corp. (a)	291,600	9,777,348
Steinway Musical Instruments, Inc. (a)	230,600	6,456,800
Leisure Equipment & Products Total		20,910,485
Media – 2.8%
ADVO, Inc.	255,949	7,161,453
Catalina Marketing Corp.	297,550	8,182,625
ION Media Networks, Inc. (a)	1,030,754	834,911
Journal Register Co.	357,950	2,029,576
ProQuest Co. (a)	491,430	6,398,419

	Shares	Value ($)
Regent Communications, Inc. (a)	816,698	3,095,285
Scholastic Corp. (a)	243,100	7,572,565
Sinclair Broadcast Group, Inc., Class A	256,250	2,011,562
Young Broadcasting, Inc., Class A (a)	140,515	323,185
Media Total		37,609,581
Specialty Retail – 4.2%
Buckle, Inc.	272,650	10,344,341
Haverty Furniture Companies, Inc.	66,597	1,062,222
HOT Topic, Inc. (a)	269,600	3,003,344
Lithia Motors, Inc., Class A	345,600	8,543,232
Men's Wearhouse, Inc.	54,400	2,024,224
Monro Muffler, Inc.	215,046	7,313,714
Payless Shoesource, Inc. (a)	226,400	5,637,360
Rent-A-Center, Inc. (a)	352,950	10,337,906
Stage Stores, Inc.	291,450	8,551,143
Specialty Retail Total		56,817,486
Textiles, Apparel & Luxury Goods – 2.5%
Ashworth, Inc. (a)	290,100	1,987,185
Phillips-Van Heusen Corp.	169,100	7,063,307
Quiksilver, Inc. (a)	420,500	5,109,075
Rocky Brands, Inc. (a)	130,150	1,557,896
Unifirst Corp. (b)	562,052	17,558,504
Textiles, Apparel & Luxury Goods Total		33,275,967
Consumer Discretionary Total		239,295,306
Consumer Staples – 2.1%
Food & Staples Retailing – 0.6%
Casey's General Stores, Inc.	239,620	5,336,338
Topps Co., Inc.	266,268	2,385,761
Food & Staples Retailing Total		7,722,099
Food Products – 0.7%
Corn Products International, Inc.	284,150	9,246,241
Food Products Total		9,246,241
Household Products – 0.8%
Central Garden & Pet Co. (a)	183,700	8,865,362
Spectrum Brands, Inc. (a)	237,950	2,008,298
Household Products Total		10,873,660
Consumer Staples Total		27,842,000
Energy – 2.5%
Energy Equipment & Services – 1.2%
Gulfmark Offshore, Inc. (a)	213,155	6,786,855
Newpark Resources, Inc. (a)	650,910	3,469,350
Oceaneering International, Inc. (a)	201,900	6,218,520
Energy Equipment & Services Total		16,474,725

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 1.3%
Foundation Coal Holdings, Inc.	27,950	904,742
Houston Exploration Co. (a)	138,650	7,646,547
Warren Resources, Inc. (a)	99,800	1,215,564
Whiting Petroleum Corp. (a)	184,200	7,386,420
Oil, Gas & Consumable Fuels Total		17,153,273
Energy Total		33,627,998
Financials – 10.6%
Capital Markets – 0.5%
Waddell & Reed Financial, Inc., Class A	269,050	6,658,987
Capital Markets Total		6,658,987
Commercial Banks – 1.3%
Oriental Financial Group	470,590	5,609,433
Republic Bancorp, Inc.	82,449	1,099,045
Taylor Capital Group, Inc.	182,369	5,389,004
UMB Financial Corp.	168,500	6,162,045
Commercial Banks Total		18,259,527
Consumer Finance – 0.3%
QC Holdings, Inc. (a)	317,902	3,792,571
Consumer Finance Total		3,792,571
Insurance – 3.9%
Bristol West Holdings, Inc.	249,450	3,629,498
Darwin Professional Underwriters, Inc. (a)	93,620	2,079,300
Direct General Corp.	209,500	2,819,870
EMC Insurance Group, Inc.	99,696	2,875,233
Hilb Rogal & Hobbs Co.	80,950	3,452,518
Horace Mann Educators Corp.	211,350	4,064,260
Hub International Ltd.	204,550	5,915,586
Midland Co.	178,365	7,726,772
National Interstate Corp.	48,612	1,195,855
Navigators Group, Inc. (a)	148,850	7,146,288
NYMAGIC, Inc.	102,250	3,241,325
Ohio Casualty Corp.	233,900	6,050,993
Phoenix Companies, Inc.	194,700	2,725,800
Insurance Total		52,923,298
Real Estate Investment Trusts (REITs) – 3.1%
Acadia Realty Trust	196,850	5,019,675
Ashford Hospitality Trust, Inc.	344,867	4,114,263
DiamondRock Hospitality Co.	391,460	6,502,151
First Potomac Realty Trust	289,000	8,733,580
Gramercy Capital Corp.	265,100	6,683,171

	Shares	Value ($)
Innkeepers USA Trust, Inc.	426,350	6,945,242
Windrose Medical Properties Trust	200,612	3,546,820
Real Estate Investment Trusts (REITs) Total		41,544,902
Thrifts & Mortgage Finance – 1.5%
Dime Community Bancshares	275,850	4,063,270
First Niagara Financial Group, Inc.	182,600	2,662,308
Flagstar BanCorp, Inc.	224,600	3,267,930
Jefferson Bancshares, Inc.	266,400	3,545,784
NewAlliance Bancshares, Inc.	435,900	6,385,935
Thrifts & Mortgage Finance Total		19,925,227
Financials Total		143,104,512
Health Care – 16.1%
Biotechnology – 0.5%
BioMarin Pharmaceuticals, Inc. (a)	305,500	4,347,265
Critical Therapeutics, Inc. (a)	303,800	729,120
CV Therapeutics, Inc. (a)	179,200	1,996,288
Biotechnology Total		7,072,673
Health Care Equipment & Supplies – 7.2%
Analogic Corp.	154,350	7,921,242
Cooper Companies, Inc.	135,500	7,249,250
Criticare Systems, Inc. (a)	281,400	1,097,460
Cytyc Corp. (a)	140,550	3,440,664
Datascope Corp.	223,200	7,470,504
Greatbatch, Inc. (a)	57,850	1,308,567
Haemonetics Corp. (a)	59,500	2,784,600
Invacare Corp.	539,200	12,681,984
Langer, Inc. (a)	320,769	1,234,961
Lifecore Biomedical, Inc. (a)	296,500	4,180,650
PolyMedica Corp.	147,621	6,319,655
STAAR Surgical Co. (a)	658,400	4,951,168
Strategic Diagnostics, Inc. (a)	646,450	2,488,833
SurModics, Inc. (a)	69,449	2,439,049
Symmetry Medical, Inc. (a)	365,475	5,515,018
Thoratec Corp. (a)	306,250	4,780,562
Viasys Healthcare, Inc. (a)	261,500	7,123,260
West Pharmaceutical Services, Inc.	359,527	14,118,625
Health Care Equipment & Supplies Total		97,106,052
Health Care Providers & Services – 5.2%
HMS Holdings Corp. (a)	235,700	2,974,534
LifePoint Hospitals, Inc. (a)	185,998	6,569,449
Magellan Health Services, Inc. (a)	172,000	7,327,200
Pediatrix Medical Group, Inc. (a)	184,100	8,394,960
Providence Service Corp. (a)	316,300	8,726,717

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
PSS World Medical, Inc. (a)	376,762	7,531,472
Res-Care, Inc. (a)	1,051,675	21,128,151
Triad Hospitals, Inc. (a)	111,900	4,926,957
U.S. Physical Therapy, Inc. (a)	199,550	2,378,636
Health Care Providers & Services Total		69,958,076
Health Care Technology – 0.2%
Mediware Information Systems (a)	314,600	2,475,902
Health Care Technology Total		2,475,902
Life Sciences Tools & Services – 0.8%
Cambrex Corp.	479,300	9,926,303
Life Sciences Tools & Services Total		9,926,303
Pharmaceuticals – 2.2%
Acusphere, Inc. (a)	425,100	1,534,611
Hi-Tech Pharmacal Co., Inc. (a)	264,000	3,336,960
KV Pharmaceutical Co., Class A (a)	230,650	5,466,405
Noven Pharmaceuticals, Inc. (a)	268,300	6,471,396
Perrigo Co.	280,800	4,765,176
Valeant Pharmaceuticals International	421,026	8,327,894
Pharmaceuticals Total		29,902,442
Health Care Total		216,441,448
Industrials – 19.3%
Aerospace & Defense – 2.6%
Armor Holdings, Inc. (a)	326,115	18,696,173
K&F Industries Holdings, Inc. (a)	154,500	2,901,510
Ladish Co., Inc. (a)	144,600	4,176,048
Moog, Inc., Class A (a)	259,940	9,009,520
Aerospace & Defense Total		34,783,251
Building Products – 1.5%
Jacuzzi Brands, Inc. (a)	1,092,850	10,917,572
NCI Building Systems, Inc. (a)	157,100	9,138,507
Building Products Total		20,056,079
Commercial Services & Supplies – 4.8%
Consolidated Graphics, Inc. (a)	67,593	4,067,071
Cornell Companies, Inc. (a)	454,730	7,857,734
Danka Business Systems PLC, ADR (a)	1,572,223	2,924,335
FTI Consulting, Inc. (a)	454,900	11,399,794
G&K Services, Inc., Class A	106,970	3,896,917
Kforce, Inc. (a)	808,104	9,640,681
McGrath Rentcorp	224,218	5,739,981
Nashua Corp. (a)	165,200	1,154,748
NCO Group, Inc. (a)	358,780	9,407,211
Spherion Corp. (a)	272,200	1,946,230
Tetra Tech, Inc. (a)	393,150	6,848,673
Commercial Services & Supplies Total		64,883,375

	Shares	Value ($)
Construction & Engineering – 2.5%
Chicago Bridge & Iron Co., NV, N.Y. Registered Shares	507,900	12,220,074
EMCOR Group, Inc. (a)	350,900	19,243,356
Sterling Construction Co., Inc. (a)	99,820	2,002,389
Construction & Engineering Total		33,465,819
Electrical Equipment – 1.8%
Baldor Electric Co.	163,700	5,046,871
BTU International, Inc. (a)	260,000	3,127,800
General Cable Corp. (a)	81,600	3,117,936
GrafTech International Ltd. (a)	418,200	2,442,288
LSI Industries, Inc.	666,468	10,830,105
Electrical Equipment Total		24,565,000
Machinery – 4.0%
AGCO Corp. (a)	97,850	2,480,498
Albany International Corp., Class A	405,948	12,917,265
Briggs & Stratton Corp.	151,700	4,179,335
CIRCOR International, Inc.	63,129	1,928,591
Flanders Corp. (a)	367,356	3,144,567
Key Technology, Inc. (a)(b)	259,265	3,313,407
Lydall, Inc. (a)	220,738	1,964,568
Nordson Corp.	133,650	5,327,289
Oshkosh Truck Corp.	58,450	2,949,972
Terex Corp. (a)	242,788	10,978,873
Watts Water Technologies, Inc., Class A	137,664	4,372,209
Machinery Total		53,556,574
Road & Rail – 1.8%
Arkansas Best Corp.	142,550	6,133,927
Frozen Food Express Industries (a)	160,500	1,218,195
Kansas City Southern (a)	245,295	6,699,006
RailAmerica, Inc. (a)	367,700	4,015,284
Swift Transportation Co., Inc. (a)	77,300	1,833,556
Werner Enterprises, Inc.	234,075	4,379,543
Road & Rail Total		24,279,511
Trading Companies & Distributors – 0.3%
Rush Enterprises, Inc., Class A (a)	108,700	1,813,116
Rush Enterprises, Inc., Class B (a)	144,650	2,255,094
Trading Companies & Distributors Total		4,068,210
Industrials Total		259,657,819
Information Technology – 19.8%
Communications Equipment – 1.9%
ADC Telecommunications, Inc. (a)	411,800	6,177,000
ADTRAN, Inc.	205,900	4,908,656
Bookham, Inc. (a)	496,300	1,598,086

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
EFJ, Inc. (a)	188,597	1,399,390
Performance Technologies, Inc. (a)(b)	751,700	5,111,560
SafeNet, Inc. (a)	328,300	5,971,777
Communications Equipment Total		25,166,469
Computers & Peripherals – 1.8%
Hypercom Corp. (a)	531,600	3,604,248
Imation Corp.	279,950	11,239,992
Mobility Electronics, Inc. (a)	519,700	2,889,532
Presstek, Inc. (a)	387,250	2,087,278
Rimage Corp. (a)	199,248	4,467,140
Computers & Peripherals Total		24,288,190
Electronic Equipment & Instruments – 5.4%
Agilysys, Inc.	229,989	3,229,046
Benchmark Electronics, Inc. (a)	1,257,675	33,806,304
FARO Technologies, Inc. (a)	314,216	6,001,526
Keithley Instruments, Inc.	334,690	4,267,297
LeCroy Corp. (a)	165,800	2,284,724
Merix Corp. (a)	393,100	3,777,691
Metrologic Instruments, Inc. (a)	311,146	5,650,411
Paxar Corp. (a)	218,464	4,364,911
Rogers Corp. (a)	50,188	3,099,109
Technitrol, Inc.	204,860	6,115,071
Electronic Equipment & Instruments Total		72,596,090
Internet Software & Services – 1.1%
24/7 Real Media, Inc. (a)	165,500	1,413,370
EarthLink, Inc. (a)	529,400	3,848,738
S1 Corp. (a)	408,650	1,883,877
Selectica, Inc. (a)	868,975	2,111,609
Tumbleweed Communications Corp. (a)	788,800	2,224,416
webMethods, Inc. (a)	446,920	3,418,938
Internet Software & Services Total		14,900,948
IT Services – 1.9%
Analysts International Corp. (a)	1,040,200	2,194,822
Computer Task Group, Inc. (a)	900,200	3,582,796
Inforte Corp. (a)	495,900	2,048,067
infoUSA, Inc.	348,800	2,895,040
Integral Systems, Inc.	163,750	5,118,825
NCI, Inc., Class A (a)	181,480	2,175,945
Startek, Inc.	289,100	3,605,077
TNS, Inc. (a)	301,200	4,536,072
IT Services Total		26,156,644
Semiconductors & Semiconductor Equipment – 2.9%
ATMI, Inc. (a)	297,569	8,650,331
Exar Corp. (a)	168,529	2,239,750
Fairchild Semiconductor International, Inc. (a)	572,250	10,701,075

	Shares	Value ($)
hifn, Inc. (a)	494,700	2,330,037
IXYS Corp. (a)	237,450	1,992,205
ON Semiconductor Corp. (a)	1,123,250	6,604,710
Pericom Semiconductor Corp. (a)	390,060	3,803,085
Ultratech, Inc. (a)	245,446	3,269,341
Semiconductors & Semiconductor Equipment Total		39,590,534
Software – 4.8%
Bottomline Technologies, Inc. (a)	210,400	2,053,504
Epicor Software Corp. (a)	266,700	3,496,437
Lawson Software, Inc. (a)	707,156	5,126,881
MapInfo Corp. (a)	221,850	2,846,336
Mentor Graphics Corp. (a)	371,050	5,224,384
MSC.Software Corp. (a)	486,415	7,490,791
PLATO Learning, Inc. (a)	649,050	4,134,449
Progress Software Corp. (a)	288,800	7,508,800
Sonic Solutions (a)	337,700	5,146,548
Sybase, Inc. (a)	622,850	15,097,884
THQ, Inc. (a)	222,950	6,503,451
Software Total		64,629,465
Information Technology Total		267,328,340
Materials – 6.8%
Chemicals – 4.6%
Airgas, Inc.	98,200	3,551,894
Albemarle Corp.	145,410	7,900,125
H.B. Fuller Co.	559,620	13,117,493
MacDermid, Inc.	515,363	16,811,141
Sensient Technologies Corp.	404,700	7,919,979
Spartech Corp.	456,250	12,213,813
Chemicals Total		61,514,445
Containers & Packaging – 1.0%
Greif, Inc., Class A	165,600	13,266,216
Containers & Packaging Total		13,266,216
Metals & Mining – 0.9%
Hecla Mining Co. (a)	290,550	1,667,757
Northwest Pipe Co. (a)	264,679	7,940,370
Reliance Steel & Aluminum Co.	91,400	2,937,596
Metals & Mining Total		12,545,723
Paper & Forest Products – 0.3%
Glatfelter Co.	322,840	4,374,482
Paper & Forest Products Total		4,374,482
Materials Total		91,700,866

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund (September 30, 2006)

Common Stocks (continued)

	Shares	Value ($)
Telecommunication Services – 0.8%
Diversified Telecommunication Services – 0.6%
General Communication, Inc., Class A (a)	338,150	4,189,678
Premiere Global Services, Inc. (a)	486,450	4,222,386
Diversified Telecommunication Services Total		8,412,064
Wireless Telecommunication Services – 0.2%
LCC International, Inc., Class A (a)	546,150	1,993,448
Wireless Telecommunication Services Total		1,993,448
Telecommunication Services Total		10,405,512
Utilities – 2.7%
Electric Utilities – 0.2%
IDACORP, Inc.	83,650	3,162,807
Electric Utilities Total		3,162,807
Gas Utilities – 1.6%
New Jersey Resources Corp.	144,927	7,144,901
Northwest Natural Gas Co.	108,400	4,257,952
South Jersey Industries, Inc.	188,294	5,631,874
Southwest Gas Corp.	136,150	4,536,518
Gas Utilities Total		21,571,245
Water Utilities – 0.9%
American States Water Co.	131,650	5,035,612
Aqua America, Inc.	116,617	2,558,577
California Water Service Group	101,500	3,748,395
Water Utilities Total		11,342,584
Utilities Total		36,076,636
Total Common Stocks (Cost of $1,030,861,739)		1,325,480,437
Investment Company – 0.1%
Prospect Energy Corp.	116,869	1,816,144
Total Investment Company (Cost of $1,749,350)		1,816,144

Short-Term Obligation – 1.6%

	Par ($)	Value ($)
Repurchase agreement with State Street Bank & Trust Co., dated 09/29/06, due 10/02/06 at 4.950%, collateralized by U.S. Treasury Notes with various maturities to 02/15/14, market value of $21,777,175 (repurchase proceeds $21,354,805)	21,346,000	21,346,000
Total Short-Term Obligation (Cost of $21,346,000)		21,346,000
Total Investments – 100.1% (Cost of $1,053,957,089)(c)		1,348,642,581
Other Assets & Liabilities, Net – (0.1)%		(1,075,497)
Net Assets – 100.0%		$1,347,567,084

Notes to Investment Portfolio:

(a) Non-income producing security.

(b) Investments in affiliates during the year ended September 30, 2006:

Security name:	Checkers Drive-In Restaurant, Inc.
Shares as of 09/30/05:	584,400
Shares purchased:	—
Shares sold:	(584,400)
Shares as of 09/30/06:	—
Net realized gain:	$3,636,583
Dividend income earned:	$—
Value at end of period:	$—
Security name:	Fox & Hound Restaurant Group
Shares as of 09/30/05:	501,000
Shares purchased:	—
Shares sold:	(501,000)
Shares as of 09/30/06:	—
Net realized gain:	$1,254,176
Dividend income earned:	$—
Value at end of period:	$—
Security name:	Key Technology, Inc.
Shares as of 09/30/05:	259,265
Shares purchased:	—
Shares sold:	—
Shares as of 09/30/06:	259,265
Net realized gain:	$—
Dividend income earned:	$—
Value at end of period:	$3,313,407
Security name:	Performance Technologies, Inc.
Shares as of 09/30/05:	751,700
Shares purchased:	—
Shares sold:	—
Shares as of 09/30/06:	751,700
Net realized gain/loss:	$—
Dividend income earned:	$—
Value at end of period:	$5,111,560
Security name:	Unifirst Corp.
Shares as of 09/30/05:	291,800
Shares purchased:	274,452
Shares sold:	(4,200)
Shares as of 09/30/06:	562,052
Net realized loss:	$(2,615)
Dividend income earned:	$65,012
Value at end of period:	$17,558,504
(c) Cost for federal income tax purposes is $1,055,150,702.

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund (September 30, 2006)

At September 30, 2006, the Fund held investments in the following sectors:
Sector (Unaudited)	% of Net Assets
Information Technology	19.8%
Industrials	19.3
Consumer Discretionary	17.7
Health Care	16.1
Financials	10.6
Materials	6.8
Utilities	2.7
Energy	2.5
Consumer Staples	2.1
Telecommunication Services	0.8
Investment Company	0.1
Short-Term Obligation	1.6
Other Assets & Liabilities, Net	(0.1)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Equity Funds (September 30, 2006)

	($)	($)	($)
	Asset Allocation Fund	Large Cap Growth Fund	Disciplined Value Fund
Assets
Unaffiliated investments, at identified cost	345,022,231	1,908,087,115	417,029,434
Affiliated investments, at identified cost	—	—	—
Total investments, at identified cost	345,022,231	1,908,087,115	417,029,434
Unaffiliated investments, at value (including securities on loan of $25,504,355, $272,589,252, $26,904,522, $17,307,045 and $—, respectively)	377,408,004	2,087,532,115	480,495,583
Affiliated investments, at value	—	—	—
Total investments, at value	377,408,004	2,087,532,115	480,495,583
Cash	26,793	759	295
Foreign currency (cost of $2,791)	2,791	—	—
Unrealized appreciation on forward foreign currency exchange contracts	5,604	—	—
Receivable for:
Investments sold	3,097,626	43,346,492	23,432,494
Fund shares sold	12,025	915,364	1,703,446
Interest	1,141,637	9,242	4,295
Dividends	294,531	1,371,569	640,550
Foreign tax reclaim	41,922	134	—
Expense reimbursement due from Investment Advisor	—	—	—
Deferred Trustees' compensation plan	46,681	191,786	40,786
Other assets	1,097	8,566	12,804
Total Assets	382,078,711	2,133,376,027	506,330,253
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,295	—	—
Collateral on securities loaned	26,097,737	279,200,358	27,779,014
Payable for:
Investments purchased	3,719,884	42,247,652	29,718,034
Fund shares repurchased	333,837	3,582,465	2,796,552
Futures variation margin	3,325	—	12,169
Investment advisory fee	190,444	803,260	246,359
Administration fee	19,729	125,828	23,604
Transfer agent fee	81,374	224,888	56,642
Pricing and bookkeeping fees	18,830	13,292	10,229
Merger costs	—	52,054	—
Trustees' fees	1,333	1,000	200
Distribution and service fees	60,550	274,558	43,086
Custody fee	32,802	5,668	2,343
Reports to shareholders	41,410	148,060	31,971
Chief compliance officer expenses	1,348	2,858	1,473
Deferred Trustees' fee	46,681	191,786	40,786
Other liabilities	39,918	1,037,771	35,529
Total Liabilities	30,690,497	327,911,498	60,797,991
Net Assets	351,388,214	1,805,464,529	445,532,262
Net Assets consists of
Paid-in capital	299,011,476	1,855,006,099	342,022,395
Undistributed net investment income	91,733	2,370,729	222,318
Accumulated net investment loss	—	—	—
Accumulated net realized gain (loss)	19,860,644	(231,357,299)	39,707,697
Unrealized appreciation (depreciation) on:
Investments	32,385,773	179,445,000	63,466,149
Foreign currency translations	4,549	—	—
Futures contracts	34,039	—	113,703
Net Assets	351,388,214	1,805,464,529	445,532,262

See Accompanying Notes to Financial Statements.

	($)	($)
	Common Stock Fund	Small Cap Core Fund
Assets
Unaffiliated investments, at identified cost	405,532,138	1,032,002,448
Affiliated investments, at identified cost	—	21,954,641
Total investments, at identified cost	405,532,138	1,053,957,089
Unaffiliated investments, at value (including securities on loan of $25,504,355, $272,589,252, $26,904,522, $17,307,045 and $—, respectively)	470,301,847	1,322,659.110
Affiliated investments, at value	—	25,983,471
Total investments, at value	470,301,847	1,348,642,581
Cash	244	229,526
Foreign currency (cost of $2,791)	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—
Receivable for:
Investments sold	620,506	3,914,606
Fund shares sold	161,959	654,606
Interest	4,485	5,870
Dividends	340,777	1,133,339
Foreign tax reclaim	—	1,828
Expense reimbursement due from Investment Advisor	58,754	—
Deferred Trustees' compensation plan	50,749	68,126
Other assets	8,438	—
Total Assets	471,547,759	1,354,650,482
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	—	—
Collateral on securities loaned	17,764,376	—
Payable for:
Investments purchased	7,271,325	4,601,824
Fund shares repurchased	733,598	1,003,471
Futures variation margin	—	—
Investment advisory fee	258,377	782,394
Administration fee	26,542	72,222
Transfer agent fee	112,279	266,676
Pricing and bookkeeping fees	11,500	13,595
Merger costs	—	—
Trustees' fees	400	—
Distribution and service fees	52,769	147,996
Custody fee	2,696	6,421
Reports to shareholders	64,702	66,519
Chief compliance officer expenses	1,476	2,786
Deferred Trustees' fee	50,749	68,126
Other liabilities	37,963	51,368
Total Liabilities	26,388,752	7,083,398
Net Assets	445,159,007	1,347,567,084
Net Assets consists of
Paid-in capital	362,249,548	931,411,351
Undistributed net investment income	279,291	—
Accumulated net investment loss	—	(42,599)
Accumulated net realized gain (loss)	17,860,459	121,512,840
Unrealized appreciation (depreciation) on:
Investments	64,769,709	294,685,492
Foreign currency translations	—	—
Futures contracts	—	—
Net Assets	445,159,007	1,347,567,084

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Equity Funds (September 30, 2006) (continued)

	Asset Allocation Fund	Large Cap Growth Fund(a)	Disciplined Value Fund
Class A
Net assets	$5,863,314	$125,124,000	$12,716,782
Shares outstanding	365,144	5,619,141	810,001
Net asset value per share (b)	$16.06	$22.27	$15.70
Maximum sales charge	5.75%	5.75%	5.75%
Maximum offering price per share (c)	$17.04	$23.63	$16.66
Class B
Net assets	$6,788,138	$227,159,874	$5,331,857
Shares outstanding	422,705	10,788,882	356,364
Net asset value and offering price per share (b)	$16.06	$21.05	$14.96
Class C
Net assets	$1,281,423	$31,046,396	$1,800,675
Shares outstanding	79,772	1,473,848	120,648
Net asset value and offering price per share (b)	$16.06	$21.06	$14.93
Class E
Net assets	—	$13,070,733	—
Shares outstanding	—	587,043	—
Net asset value per share (b)	—	$22.27	—
Maximum sales charge	—	4.50%	—
Maximum offering price per share	—	$23.32	—
Class F
Net assets	—	$5,319,316	—
Shares outstanding	—	252,743	—
Net asset value and offering price per share (b)	—	$21.05	—
Class G
Net assets	$10,403,944	$24,688,424	$2,146,778
Shares outstanding	647,973	1,209,709	143,457
Net asset value and offering price per share (b)	$16.06	$20.41	$14.96
Class T
Net assets	$175,348,027	$209,952,483	$137,595,291
Shares outstanding	10,906,341	9,487,641	8,762,807
Net asset value per share (b)	$16.08	$22.13	$15.70
Maximum sales charge	5.75%	5.75%	5.75%
Maximum offering price per share (c)	$17.06	$23.48	$16.66
Class Z
Net assets	$151,703,368	$1,169,103,303	$285,940,879
Shares outstanding	9,440,029	51,542,853	17,849,988
Net asset value, offering and redemption price per share	$16.07	$22.68	$16.02

(a)  Columbia Large Cap Growth Fund's Class E and Class F shares commenced operations on September 22, 2006.

(b)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

	Common Stock Fund	Small Cap Core Fund
Class A
Net assets	$10,577,735	$190,389,825
Shares outstanding	754,181	9,655,366
Net asset value per share (b)	$14.03	$19.72
Maximum sales charge	5.75%	5.75%
Maximum offering price per share (c)	$14.89	$20.92
Class B
Net assets	$5,636,963	$39,108,855
Shares outstanding	420,039	2,087,483
Net asset value and offering price per share (b)	$13.42	$18.73
Class C
Net assets	$905,645	$46,240,696
Shares outstanding	67,443	2,466,099
Net asset value and offering price per share (b)	$13.43	$18.75
Class E
Net assets	—	—
Shares outstanding	—	—
Net asset value per share (b)	—	—
Maximum sales charge	—	—
Maximum offering price per share	—	—
Class F
Net assets	—	—
Shares outstanding	—	—
Net asset value and offering price per share (b)	—	—
Class G
Net assets	$3,493,319	$6,499,127
Shares outstanding	262,710	350,002
Net asset value and offering price per share (b)	$13.30	$18.57
Class T
Net assets	$168,506,343	$135,537,868
Shares outstanding	12,083,179	6,941,156
Net asset value per share (b)	$13.95	$19.53
Maximum sales charge	5.75%	5.75%
Maximum offering price per share (c)	$14.80	$20.72
Class Z
Net assets	$256,039,002	$929,790,713
Shares outstanding	18,155,178	46,581,171
Net asset value, offering and redemption price per share	$14.10	$19.96

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Equity Funds (For the Year Ended September 30, 2006)

	($)	($)	($)
	Asset Allocation Fund	Large Cap Growth Fund	Disciplined Value Fund
Investment Income
Income
Dividends	4,083,414	14,088,450	10,091,695
Dividends from affiliates	—	—	—
Interest	7,662,631	872,535	121,940
Securities lending	1,188	7,182	20,087
Foreign tax withheld	(135,963)	(158,989)	(664)
Total investment income	11,611,270	14,809,178	10,233,058
Expenses
Investment advisory fee	2,391,039	6,862,512	2,972,449
Administration fee	246,461	665,279	284,506
Distribution fee:
Class B	52,373	86,884	33,105
Class C	7,307	15,475	7,902
Class E	—	215	—
Class F	—	656	—
Class G	102,947	233,324	19,326
Service fee:
Class A	12,744	30,152	15,429
Class B	17,457	28,961	11,035
Class C	2,436	5,158	2,634
Class E	—	537	—
Class F	—	219	—
Class G	47,514	107,688	8,919
Shareholder service fee - Class T	541,362	644,336	407,911
Transfer agent fee	572,580	1,579,450	390,944
Pricing and bookkeeping fees	188,226	156,476	115,267
Trustees' fees	25,962	70,418	26,600
Custody fee	200,413	50,012	19,243
Merger costs	—	52,054	—
Chief compliance officer expenses (See Note 4)	5,822	12,216	6,195
Non-recurring costs (See Note 10)	3,516	13,288	3,959
Other expenses	306,009	753,857	269,542
Total Operating Expenses	4,724,168	11,369,167	4,594,966
Interest expense	—	4,347	2,938
Total Expenses	4,724,168	11,373,514	4,597,904
Expenses waived or reimbursed by Investment Advisor	—	—	—
Fees waived by Transfer Agent	(23,378)	(65,695)	(16,593)
Custody earnings credit	(12,735)	(2,651)	(251)
Non-recurring costs assumed by Investment Advisor (See Note 10)	(3,516)	(13,288)	(3,959)
Net Expenses	4,684,539	11,291,880	4,577,101
Net Investment Income (Loss)	6,926,731	3,517,298	5,655,957

See Accompanying Notes to Financial Statements.

	($)	($)
	Common Stock Fund	Small Cap Core Fund
Investment Income
Income
Dividends	4,941,880	10,622,458
Dividends from affiliates	—	65,012
Interest	465,038	1,551,182
Securities lending	11,918	—
Foreign tax withheld	(2,066)	(43,368)
Total investment income	5,416,770	12,195,284
Expenses
Investment advisory fee	3,319,007	10,027,858
Administration fee	317,792	956,485
Distribution fee:
Class B	46,650	311,688
Class C	6,540	383,174
Class E	—	—
Class F	—	—
Class G	38,544	49,125
Service fee:
Class A	26,852	508,324
Class B	15,550	103,896
Class C	2,177	127,725
Class E	—	—
Class F	—	—
Class G	17,790	22,673
Shareholder service fee - Class T	520,635	435,602
Transfer agent fee	709,611	1,129,827
Pricing and bookkeeping fees	122,771	158,543
Trustees' fees	30,416	70,660
Custody fee	17,529	45,676
Merger costs	—	—
Chief compliance officer expenses (See Note 4)	6,498	12,606
Non-recurring costs (See Note 10)	4,624	13,765
Other expenses	265,048	524,032
Total Operating Expenses	5,468,034	14,881,659
Interest expense	—	3,075
Total Expenses	5,468,034	14,884,734
Expenses waived or reimbursed by Investment Advisor	(534,105)	—
Fees waived by Transfer Agent	(26,297)	(1,265)
Custody earnings credit	(1,121)	(5,111)
Non-recurring costs assumed by Investment Advisor (See Note 10)	(4,624)	(13,765)
Net Expenses	4,901,887	14,864,593
Net Investment Income (Loss)	514,883	(2,669,309)

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Equity Funds (For the Year Ended September 30, 2006) (continued)

	($)	($)	($)
	Asset Allocation Fund	Large Cap Growth Fund	Disciplined Value Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investments	25,792,759	134,082,184	46,576,106
Affiliated investments	—	—	—
Foreign currency transactions	(24,092)	(445)	—
Futures contracts	39,915	—	294,508
Net realized loss due to a trading error (See Note 8)	—	—	—
Net realized gain	25,808,582	134,081,739	46,870,614
Net change in unrealized appreciation (depreciation) on:
Investments	(6,328,441)	(49,086,204)	15,427,915
Foreign currency translations	7,284	—	—
Futures contracts	110,498	—	113,703
Net change in unrealized appreciation (depreciation)	(6,210,659)	(49,086,204)	15,541,618
Net Gain	19,597,923	84,995,535	62,412,232
Net Increase Resulting From Operations	26,524,654	88,512,833	68,068,189

See Accompanying Notes to Financial Statements.

	($)	($)
	Common Stock Fund	Small Cap Core Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investments	55,858,461	144,635,403
Affiliated investments	—	4,888,144
Foreign currency transactions	—	—
Futures contracts	—	—
Net realized loss due to a trading error (See Note 8)	—	—
Net realized gain	55,858,461	149,523,547
Net change in unrealized appreciation (depreciation) on:
Investments	(14,311,336)	(3,901,948)
Foreign currency translations	—	—
Futures contracts	—	—
Net change in unrealized appreciation (depreciation)	(14,311,336)	(3,901,948)
Net Gain	41,547,125	145,621,599
Net Increase Resulting From Operations	42,062,008	142,952,290

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Equity Funds

	Asset Allocation Fund		Large Cap Growth Fund		Disciplined Value Fund
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets	2006 ($)	2005 ($)	2006 ($)(a)	2005 ($)	2006 ($)	2005 ($)
Operations
Net investment income (loss)	6,926,731	6,891,677	3,517,298	5,792,978	5,655,957	6,168,889
Net realized gain on investments, foreign currency transactions and futures contracts	25,808,582	38,292,946	134,081,739	150,841,082	46,870,614	37,360,323
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and futures contracts	(6,210,659)	(1,172,839)	(49,086,204)	2,914,418	15,541,618	22,679,978
Net increase resulting from operations	26,524,654	44,011,784	88,512,833	159,548,478	68,068,189	66,209,190
Distributions Declared to Shareholders
From net investment income:
Class A	(101,360)	(60,529)	(19,382)	(4,773)	(82,419)	(39,394)
Class B	(82,125)	(57,776)	—	—	(22,071)	(13,386)
Class C	(12,280)	(5,763)	—	—	(4,700)	(1,604)
Class G	(180,126)	(294,862)	—	—	(18,653)	(33,655)
Class T	(3,372,744)	(2,998,187)	(305,039)	(218,026)	(1,603,804)	(1,511,678)
Class Z	(3,417,635)	(3,406,583)	(5,076,484)	(1,100,339)	(4,000,461)	(4,027,029)
From net realized gains:
Class A	(339,891)	—	—	—	(330,286)	—
Class B	(533,909)	—	—	—	(305,473)	—
Class C	(57,573)	—	—	—	(51,538)	—
Class G	(1,474,954)	—	—	—	(293,537)	—
Class T	(13,606,833)	—	—	—	(9,646,106)	—
Class Z	(12,245,688)	—	—	—	(19,291,180)	—
Total distributions declared to shareholders	(35,425,118)	(6,823,700)	(5,400,905)	(1,323,138)	(35,650,228)	(5,626,746)
Net Capital Share Transactions	(25,842,932)	(74,283,896)	195,606,114	460,512,265	(17,885,954)	(58,819,727)
Net increase (decrease) in net assets	(34,743,396)	(37,095,812)	278,718,042	618,737,605	14,532,007	1,762,717
Net Assets
Beginning of period	386,131,610	423,227,422	1,526,746,487	908,008,882	431,000,255	429,237,538
End of period	351,388,214	386,131,610	1,805,464,529	1,526,746,487	445,532,262	431,000,255
Undistributed (overdistributed) net investment income, at end of period	91,733	(93,970)	2,370,729	4,367,800	222,318	319,610
Accumulated net investment loss, at end of period	—	—	—	—	—	—

(a)  Columbia Large Cap Growth Fund's Class E and Class F shares commenced operations on September 22, 2006.

See Accompanying Notes to Financial Statements.

	Common Stock Fund		Small Cap Core Fund
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets	2006 ($)	2005 ($)	2006 ($)	2005 ($)
Operations
Net investment income (loss)	514,883	2,807,842	(2,669,309)	(3,100,602)
Net realized gain on investments, foreign currency transactions and futures contracts	55,858,461	30,797,221	149,523,547	123,652,947
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and futures contracts	(14,311,336)	39,085,905	(3,901,948)	125,933,034
Net increase resulting from operations	42,062,008	72,690,968	142,952,290	246,485,379
Distributions Declared to Shareholders
From net investment income:
Class A	(5,879)	(48,639)	—	—
Class B	—	(12,827)	—	—
Class C	—	(1,388)	—	—
Class G	—	(58,216)	—	—
Class T	(14,360)	(943,447)	—	—
Class Z	(854,467)	(1,028,430)	—	—
From net realized gains:
Class A	(601,166)	(258,532)	(15,320,043)	(12,731,838)
Class B	(377,940)	(104,749)	(3,239,215)	(2,238,027)
Class C	(37,971)	(11,323)	(4,177,791)	(3,566,257)
Class G	(468,332)	(458,781)	(650,849)	(614,205)
Class T	(9,973,603)	(5,128,778)	(11,110,979)	(8,769,533)
Class Z	(16,405,106)	(4,890,150)	(79,021,568)	(68,581,877)
Total distributions declared to shareholders	(28,738,824)	(12,945,260)	(113,520,445)	(96,501,737)
Net Capital Share Transactions	(85,824,514)	73,987,511	(209,360,757)	(197,861,353)
Net increase (decrease) in net assets	(72,501,330)	133,733,219	(179,928,912)	(47,877,711)
Net Assets
Beginning of period	517,660,337	383,927,118	1,527,495,996	1,575,373,707
End of period	445,159,007	517,660,337	1,347,567,084	1,527,495,996
Undistributed (overdistributed) net investment income, at end of period	279,291	651,326	—	—
Accumulated net investment loss, at end of period	—	—	(42,599)	(21,979)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Asset Allocation Fund				Large Cap Growth Fund
	Year Ended September 30, 2006		Year Ended September 30, 2005		Year Ended September 30, 2006(a)		Year Ended September 30, 2005
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	166,799	2,655,833	130,504	2,085,407	129,597	2,832,097	162,826	3,286,461
Proceeds received in connection with merger	—	—	—	—	5,206,770	113,942,335	237,271	4,724,720
Distributions reinvested	26,699	415,095	3,548	56,759	842	18,554	228	4,637
Redemptions	(83,795)	(1,338,645)	(71,163)	(1,138,127)	(211,672)	(4,641,709)	(114,957)	(2,328,346)
Net increase	109,703	1,732,283	62,889	1,004,039	5,125,537	112,151,277	285,368	5,687,472
Class B
Subscriptions	85,180	1,357,419	174,907	2,788,321	89,883	1,865,786	154,916	2,984,821
Proceeds received in connection with merger	—	—	—	—	10,520,728	217,725,018	117,001	2,223,353
Distributions reinvested	35,324	548,858	3,197	51,095	—	—	—	—
Redemptions	(133,002)	(2,125,145)	(70,052)	(1,121,692)	(210,364)	(4,372,959)	(63,160)	(1,222,902)
Net increase (decrease)	(12,498)	(218,868)	108,052	1,717,724	10,400,247	215,217,845	208,757	3,985,272
Class C
Subscriptions	42,988	683,072	19,854	317,542	27,698	578,770	24,777	480,986
Proceeds received in connection with merger	—	—	—	—	1,399,853	28,983,153	16,591	315,731
Distributions reinvested	3,906	60,729	305	4,878	—	—	—	—
Redemptions	(9,891)	(157,400)	(11,503)	(184,894)	(24,318)	(505,565)	(14,610)	(288,945)
Net increase	37,003	586,401	8,656	137,526	1,403,233	29,056,358	26,758	507,772
Class E
Subscriptions	—	—	—	—	454	10,048	—	—
Proceeds received in connection with merger	—	—	—	—	587,032	12,845,428	—	—
Redemptions	—	—	—	—	(443)	(9,808)	—	—
Net increase	—	—	—	—	587,043	12,845,668	—	—
Class F
Subscriptions	—	—	—	—	513	10,750	—	—
Proceeds received in connection with merger	—	—	—	—	252,275	5,218,578	—	—
Redemptions	—	—	—	—	(45)	(938)	—	—
Net increase	—	—	—	—	252,743	5,228,390	—	—
Class G
Subscriptions	17,186	274,329	28,778	455,566	38,479	771,750	69,440	1,287,163
Proceeds received in connection with merger	—	—	—	—	—	—	701,867	12,922,807
Distributions reinvested	105,017	1,631,314	18,128	289,212	—	—	—	—
Redemptions	(809,489)	(12,859,481)	(1,361,012)	(21,660,524)	(1,207,998)	(24,229,275)	(1,084,192)	(20,252,191)
Net decrease	(687,286)	(10,953,838)	(1,314,106)	(20,915,746)	(1,169,519)	(23,457,525)	(312,885)	(6,042,221)
Class T
Subscriptions	700,328	11,138,863	1,120,997	17,883,389	948,589	20,557,240	750,265	15,040,440
Distributions reinvested	1,062,345	16,531,174	180,816	2,892,160	13,544	296,624	10,490	212,533
Redemptions	(2,067,517)	(32,962,899)	(2,263,695)	(36,112,600)	(1,869,341)	(40,425,224)	(2,236,284)	(44,688,960)
Net decrease	(304,844)	(5,292,862)	(961,882)	(15,337,051)	(907,208)	(19,571,360)	(1,475,529)	(29,435,987)
Class Z
Subscriptions	513,913	8,216,547	540,254	8,601,545	2,540,694	56,248,177	4,869,526	99,446,257
Proceeds received in connection with merger	—	—	—	—	9,888,254	220,395,695	33,471,430	677,813,755
Distributions reinvested	866,468	13,477,322	176,136	2,815,074	151,567	3,393,581	26,715	553,278
Redemptions	(2,092,693)	(33,389,917)	(3,284,919)	(52,307,007)	(18,838,808)	(415,901,992)	(14,201,392)	(292,003,333)
Net increase (decrease)	(712,312)	(11,696,048)	(2,568,529)	(40,890,388)	(6,258,293)	(135,864,539)	24,166,279	485,809,957

(a)  Columbia Large Cap Growth Fund's Class E and Class F shares commenced operations on September 22, 2006.

See Accompanying Notes to Financial Statements.

	Disciplined Value Fund
	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	560,395	8,476,965	126,900	1,751,310
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	27,467	387,834	2,723	37,625
Redemptions	(70,268)	(1,047,283)	(34,738)	(479,047)
Net increase	517,594	7,817,516	94,885	1,309,888
Class B
Subscriptions	155,647	2,197,635	131,730	1,715,092
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	21,961	293,253	927	12,088
Redemptions	(105,878)	(1,471,376)	(42,877)	(565,044)
Net increase (decrease)	71,730	1,019,512	89,780	1,162,136
Class C
Subscriptions	117,059	1,647,623	22,152	294,858
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	3,146	41,994	76	993
Redemptions	(32,019)	(464,165)	(13,726)	(184,724)
Net increase	88,186	1,225,452	8,502	111,127
Class E
Subscriptions	—	—	—	—
Proceeds received in connection with merger	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
Class F
Subscriptions	—	—	—	—
Proceeds received in connection with merger	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
Class G
Subscriptions	6,675	94,208	9,707	126,540
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	23,083	308,258	2,555	33,269
Redemptions	(195,932)	(2,715,961)	(319,087)	(4,205,829)
Net decrease	(166,174)	(2,313,495)	(306,825)	(4,046,020)
Class T
Subscriptions	246,426	3,592,610	353,301	4,868,563
Distributions reinvested	788,397	11,085,980	107,641	1,481,494
Redemptions	(1,503,818)	(22,142,939)	(1,695,699)	(23,345,089)
Net decrease	(468,995)	(7,464,349)	(1,234,757)	(16,995,032)
Class Z
Subscriptions	2,449,428	37,510,200	2,521,590	34,976,439
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	842,605	12,072,293	91,647	1,285,642
Redemptions	(4,482,553)	(67,753,083)	(5,462,971)	(76,623,907)
Net increase (decrease)	(1,190,520)	(18,170,590)	(2,849,734)	(40,361,826)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity (continued)

	Common Stock Fund
	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	127,961	1,726,107	108,558	1,388,221
Proceeds received in connection with merger	—	—	62,244	778,064
Distributions reinvested	43,170	572,865	23,431	291,720
Redemptions	(181,770)	(2,430,657)	(204,142)	(2,570,318)
Net decrease	(10,639)	(131,685)	(9,909)	(112,313)
Class B
Subscriptions	61,945	807,088	115,833	1,427,209
Proceeds received in connection with merger	—	—	170,610	2,067,274
Distributions reinvested	26,477	338,383	9,018	109,121
Redemptions	(173,399)	(2,237,794)	(83,734)	(1,032,390)
Net increase (decrease)	(84,977)	(1,092,323)	211,727	2,571,214
Class C
Subscriptions	42,500	552,572	12,851	159,428
Proceeds received in connection with merger	—	—	13,831	167,732
Distributions reinvested	2,600	33,226	1,020	12,348
Redemptions	(23,737)	(310,679)	(11,138)	(136,885)
Net increase (decrease)	21,363	275,119	16,564	202,623
Class G
Subscriptions	11,598	149,053	18,719	225,260
Distributions reinvested	36,670	463,878	42,570	509,989
Redemptions	(494,471)	(6,329,271)	(771,770)	(9,379,766)
Net decrease	(446,203)	(5,716,340)	(710,481)	(8,644,517)
Class T
Subscriptions	467,718	6,251,985	656,808	8,281,746
Distributions reinvested	719,102	9,492,138	454,301	5,628,793
Redemptions	(2,445,675)	(32,712,117)	(2,770,705)	(34,867,921)
Net decrease	(1,258,855)	(16,967,994)	(1,659,596)	(20,957,382)
Class Z
Subscriptions	1,003,695	13,545,700	1,462,638	18,470,958
Proceeds received in connection with merger	—	—	16,749,769	210,158,531
Distributions reinvested	1,074,601	14,313,683	276,781	3,459,761
Redemptions	(6,651,492)	(90,050,674)	(10,293,029)	(131,161,364)
Net increase (decrease)	(4,573,196)	(62,191,291)	8,196,159	100,927,886

See Accompanying Notes to Financial Statements.

	Small Cap Core Fund
	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,088,572	21,112,986	1,740,783	32,340,329
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	794,682	14,717,504	681,437	12,306,744
Redemptions	(3,174,625)	(61,261,040)	(3,533,610)	(64,908,038)
Net decrease	(1,291,371)	(25,430,550)	(1,111,390)	(20,260,965)
Class B
Subscriptions	26,285	482,644	70,629	1,241,220
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	169,845	3,007,961	118,979	2,074,993
Redemptions	(395,751)	(7,304,098)	(280,456)	(4,959,941)
Net increase (decrease)	(199,621)	(3,813,493)	(90,848)	(1,643,728)
Class C
Subscriptions	81,223	1,490,013	149,269	2,631,776
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	208,806	3,700,049	179,879	3,140,708
Redemptions	(848,191)	(15,653,998)	(1,131,002)	(20,065,584)
Net increase (decrease)	(558,162)	(10,463,936)	(801,854)	(14,293,100)
Class G
Subscriptions	2,889	53,194	8,559	150,672
Distributions reinvested	35,510	622,838	34,295	592,962
Redemptions	(175,587)	(3,182,897)	(209,511)	(3,673,042)
Net decrease	(137,188)	(2,506,865)	(166,657)	(2,929,408)
Class T
Subscriptions	376,699	7,149,703	595,469	10,820,249
Distributions reinvested	558,762	10,253,285	439,303	7,867,925
Redemptions	(1,827,687)	(34,888,097)	(1,636,535)	(29,690,023)
Net decrease	(892,226)	(17,485,109)	(601,763)	(11,001,849)
Class Z
Subscriptions	5,749,812	112,474,030	8,733,661	161,432,242
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	2,677,003	50,113,506	2,299,186	41,891,167
Redemptions	(16,009,241)	(312,248,340)	(18,999,553)	(351,055,712)
Net increase (decrease)	(7,582,426)	(149,660,804)	(7,966,706)	(147,732,303)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class A Shares	2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$16.47		$15.06		$14.01		$12.86		$14.95		$18.77
Income from Investment Operations:
Net investment income	0.22	(d)	0.27	(d)(e)	0.21	(d)	0.20	(d)	0.26	(f)	0.34 (d)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and foreign capital gains tax	0.92		1.41		1.11		1.17		(2.12	)(f)	(3.06)
Total from Investment Operations	1.14		1.68		1.32		1.37		(1.86)		(2.72)
Less Distributions Declared to Shareholders:
From net investment income	(0.31)		(0.27)		(0.27)		(0.22)		(0.23)		(0.36)
From net realized gains	(1.24)		—		—		—		—		(0.74)
Total Distributions Declared to Shareholders	(1.55)		(0.27)		(0.27)		(0.22)		(0.23)		(1.10)
Net Asset Value, End of Period	$16.06		$16.47		$15.06		$14.01		$12.86		$14.95
Total return (g)(h)	7.39	%(i)	11.20%		9.46%		10.80	%(j)	(12.53)%		(15.08)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (k)	1.31%		1.35%		1.43%		1.49	%(l)	1.40%		1.26%
Net investment income (k)	1.38%		1.66%		1.43%		1.55	%(l)	1.73	%(f)	2.07%
Waiver/reimbursement	0.01%		0.01%		—	%(m)	0.01	%(l)	0.13%		0.12%
Portfolio turnover rate	98%		86%		75%		122	%(j)	40%		65%
Net assets, end of period (000's)	$5,863		$4,206		$2,901		$1,211		$43		$60

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were renamed Liberty Asset Allocation Fund, Class A shares.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(j)  Not annualized.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class B Shares	2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$16.47		$15.06		$14.00		$12.85		$14.93		$18.75
Income from Investment Operations:
Net investment income	0.17	(d)	0.15	(d)(e)	0.10	(d)	0.12	(d)	0.14	(f)	0.22	(d)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and foreign capital gains tax	0.85		1.41		1.11		1.17		(2.08	)(f)	(3.06)
Total from Investment Operations	1.02		1.56		1.21		1.29		(1.94)		(2.84)
Less Distributions Declared to Shareholders:
From net investment income	(0.19)		(0.15)		(0.15)		(0.14)		(0.14)		(0.24)
From net realized gains	(1.24)		—		—		—		—		(0.74)
Total Distributions Declared to Shareholders	(1.43)		(0.15)		(0.15)		(0.14)		(0.14)		(0.98)
Net Asset Value, End of Period	$16.06		$16.47		$15.06		$14.00		$12.85		$14.93
Total return (g)	6.59	%(h)(i)	10.37	%(h)	8.68	%(h)	10.13	%(h)(j)	(13.06)%		(15.68	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Expenses (k)	2.06%		2.10%		2.18%		2.17	%(l)	2.06%		1.99%
Net investment income (k)	1.08%		0.91%		0.68%		0.95	%(l)	1.07	%(f)	1.34%
Waiver/reimbursement	0.01%		0.01%		—	%(m)	0.01	%(l)	—		0.04%
Portfolio turnover rate	98%		86%		75%		122	%(j)	40%		65%
Net assets, end of period (000's)	$6,788		$7,166		$4,926		$2,539		$276		$389

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were renamed Liberty Asset Allocation Fund, Class B shares.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(j)  Not annualized.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,					Period Ended September 30,
Class C Shares	2006		2005	2004 (a)		2003 (b)(c)
Net Asset Value, Beginning of Period	$16.47		$15.06	$14.00		$13.08
Income from Investment Operations:
Net investment income (d)	0.16		0.14 (e)	0.10		0.10
Net realized and unrealized gain on investments, foreign currency, futures contracts and foreign capital gains tax	0.86		1.42	1.11		0.93
Total from Investment Operations	1.02		1.56	1.21		1.03
Less Distributions Declared to Shareholders:
From net investment income	(0.19)		(0.15)	(0.15)		(0.11)
From net realized gains	(1.24)		—	—		—
Total Distributions Declared to Shareholders	(1.43)		(0.15)	(0.15)		(0.11)
Net Asset Value, End of Period	$16.06		$16.47	$15.06		$14.00
Total return (f)(g)	6.59	%(h)	10.37%	8.67%		7.93	%(i)
Ratios to Average Net Assets/Supplemental Data:
Expenses (j)	2.06%		2.10%	2.19%		2.28	%(k)
Net investment income (j)	0.98%		0.91%	0.69%		0.85	%(k)
Waiver/reimbursement	0.01%		0.01%	—	%(l)	0.01	%(k)
Portfolio turnover rate	98%		86%	75%		122	%(i)
Net assets, end of period (000's)	$1,281		$704	$514		$187

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(i)  Not annualized.

(j)  The benefits derived from custody credits had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class G Shares	2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$16.46		$15.06		$14.00		$12.84		$14.92		$18.74
Income from Investment Operations:
Net investment income	0.25	(d)	0.16	(d)(e)	0.11	(d)	0.12	(d)	0.14	(f)	0.22 (d)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and foreign capital gains tax	0.79		1.40		1.11		1.17		(2.08	)(f)	(3.06)
Total from Investment Operations	1.04		1.56		1.22		1.29		(1.94)		(2.84)
Less Distributions Declared to Shareholders:
From net investment income	(0.20)		(0.16)		(0.16)		(0.13)		(0.14)		(0.24)
From net realized gains	(1.24)		—		—		—		—		(0.74)
Total Distributions Declared to Shareholders	(1.44)		(0.16)		(0.16)		(0.13)		(0.14)		(0.98)
Net Asset Value, End of Period	$16.06		$16.46		$15.06		$14.00		$12.84		$14.92
Total return (g)(h)	6.70	%(i)	10.36%		8.72%		10.12	%(j)	(13.08)%		(15.72)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (k)	2.01%		2.05%		2.15%		2.19	%(l)	2.09%		2.01%
Net investment income (k)	1.60%		0.98%		0.71%		1.02	%(l)	1.04	%(f)	1.33%
Waiver/reimbursement	0.01%		0.01%		—	%(m)	0.01	%(l)	0.03%		0.01%
Portfolio turnover rate	98%		86%		75%		122	%(j)	40%		65%
Net assets, end of period (000's)	$10,404		$21,982		$39,892		$56,383		$73,183		$106,074

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Asset Allocation Fund, Retail B shares were renamed Liberty Asset Allocation Fund, Class G shares.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(j)  Not annualized.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class T Shares	2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$16.48		$15.07		$14.01		$12.87		$14.95		$18.79
Income from Investment Operations:
Net investment income	0.28	(d)	0.26	(d)(e)	0.21	(d)	0.21	(d)	0.25	(f)	0.33 (d)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and foreign capital gains tax	0.87		1.41		1.11		1.16		(2.09	)(f)	(3.08)
Total from Investment Operations	1.15		1.67		1.32		1.37		(1.84)		(2.75)
Less Distributions Declared to Shareholders:
From net investment income	(0.31)		(0.26)		(0.26)		(0.23)		(0.24)		(0.35)
From net realized gains	(1.24)		—		—		—		—		(0.74)
Total Distributions Declared to Shareholders	(1.55)		(0.26)		(0.26)		(0.23)		(0.24)		(1.09)
Net Asset Value, End of Period	$16.08		$16.48		$15.07		$14.01		$12.87		$14.95
Total return (g)(h)	7.39	%(i)	11.14%		9.47%		10.75	%(j)	(12.45)%		(15.18)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (k)	1.36%		1.40%		1.49%		1.49	%(l)	1.37%		1.33%
Net investment income (k)	1.78%		1.62%		1.37%		1.73	%(l)	1.76	%(f)	2.01%
Waiver/reimbursement	0.01%		0.01%		—	%(m)	0.01	%(l)	0.01%		0.01%
Portfolio turnover rate	98%		86%		75%		122	%(j)	40%		65%
Net assets, end of period (000's)	$175,348		$184,795		$183,438		$189,580		$198,154		$289,882

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were renamed Liberty Asset Allocation Fund, Class T shares.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(j)  Not annualized.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class Z Shares	2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$16.48		$15.06		$14.01		$12.87		$14.94		$18.78
Income from investment Operations:
Net investment income	0.33	(d)	0.31	(d)(e)	0.25	(d)	0.25	(d)	0.29	(f)	0.37 (d)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and foreign capital gains tax	0.85		1.42		1.11		1.16		(2.09	)(f)	(3.08)
Total from Investment Operations	1.18		1.73		1.36		1.41		(1.80)		(2.71)
Less Distributions Declared to Shareholders:
From net investment income	(0.35)		(0.31)		(0.31)		(0.27)		(0.27)		(0.39)
From net realized gains	(1.24)		—		—		—		—		(0.74)
Total Distributions Declared to Shareholders	(1.59)		(0.31)		(0.31)		(0.27)		(0.27)		(1.13)
Net Asset Value, End of Period	$16.07		$16.48		$15.06		$14.01		$12.87		$14.94
Total return (g)	7.65	%(h)(i)	11.54	%(h)	9.75	%(h)	11.07	%(h)(j)	(12.23	)%(h)	(14.94)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (k)	1.06%		1.10%		1.19%		1.16	%(l)	1.12%		1.11%
Net investment income (k)	2.09%		1.92%		1.67%		2.04	%(l)	2.01	%(f)	2.23%
Waiver/reimbursement	0.01%		0.01%		—	%(m)	0.01	%(l)	0.03%		—
Portfolio turnover rate	98%		86%		75%		122	%(j)	40%		65%
Net assets, end of period (000's)	$151,703		$167,278		$191,556		$217,935		$163,934		$230,562

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Asset Allocation Fund, Trust shares were renamed Liberty Asset Allocation Fund, Class Z shares.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(j)  Not annualized.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class A Shares	2006		2005		2004 (a)		2003 (b)(c)		2002	2001
Net Asset Value, Beginning of Period	$21.11		$18.57		$17.59		$16.06		$19.74	$32.31
Income from Investment Operations:
Net investment income (loss)	0.01	(d)	0.05	(d)(e)	(0.08	)(d)	(0.05	)(d)	0.03 (d)	(0.02)
Net realized and unrealized gain (loss) on investments	1.19		2.51		1.06		1.61		(3.71)	(8.92)
Total from Investment Operations	1.20		2.56		0.98		1.56		(3.68)	(8.94)
Less Distributions Declared to Shareholders:
From net investment income	(0.04)		(0.02)		—		(0.03)		—	—
From net realized gains	—		—		—		—		—	(3.63)
Total Distributions Declared to Shareholders	(0.04)		(0.02)		—		(0.03)		—	(3.63)
Net Asset Value, End of Period	$22.27		$21.11		$18.57		$17.59		$16.06	$19.74
Total return (f)(g)	5.69%		13.80%		5.57%		9.72	%(h)	(18.64)%	(30.43)%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	1.01%		1.11%		1.28%		1.30	%(j)	1.12%	1.13%
Interest expense	—	%(k)	—		—		—		—	—
Total net expenses (i)	1.01%		1.11%		1.28%		1.30	%(j)	1.12%	1.13%
Net investment income (loss) (i)	0.07%		0.25%		(0.40)%		(0.30	)%(j)	0.14%	(0.10)%
Waiver/reimbursement	—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.05%	0.03%
Portfolio turnover rate	171%		113%		126%		91	%(h)	43%	48%
Net assets, end of period (000's)	$125,124		$10,422		$3,867		$1,887		$56	$671

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were renamed Liberty Equity Growth Fund, Class A shares.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class B Shares	2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$20.07		$17.76		$16.96		$15.57		$19.32		$31.94
Income from Investment Operations:
Net investment loss	(0.13	)(d)	(0.09	)(d)(e)	(0.21	)(d)	(0.14	)(d)	(0.14	)(d)	(0.19)
Net realized and unrealized gain (loss) on investments	1.11		2.40		1.01		1.53		(3.61)		(8.80)
Total from Investment Operations	0.98		2.31		0.80		1.39		(3.75)		(8.99)
Less Distributions Declared to Shareholders:
From net realized gains	—		—		—		—		—		(3.63)
Net Asset Value, End of Period	$21.05		$20.07		$17.76		$16.96		$15.57		$19.32
Total return (f)(g)	4.88%		13.01%		4.72%		8.93	%(h)	(19.41)%		(31.00)%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	1.76%		1.86%		2.03%		2.13	%(j)	1.99%		1.95%
Interest expense	—	%(k)	—		—		—		—		—
Total net expenses (i)	1.76%		1.86%		2.03%		2.13	%(j)	1.99%		1.95%
Net investment loss (i)	(0.72)%		(0.48)%		(1.15)%		(0.97	)%(j)	(0.73)%		(0.92)%
Waiver/reimbursement	—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.05%		0.03%
Portfolio turnover rate	171%		113%		126%		91	%(h)	43%		48%
Net assets, end of period (000's)	$227,160		$7,799		$3,195		$1,013		$207		$309

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were renamed Liberty Equity Growth Fund, Class B shares.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,
Class C Shares	2006		2005		2004 (a)		2003 (b)(c)
Net Asset Value, Beginning of Period	$20.10		$17.79		$16.98		$16.04
Income from Investment Operations:
Net investment loss (d)	(0.13)		(0.09	)(e)	(0.21)		(0.13)
Net realized and unrealized gain on investments	1.09		2.40		1.02		1.07
Total from Investment Operations	0.96		2.31		0.81		0.94
Net Asset Value, End of Period	$21.06		$20.10		$17.79		$16.98
Total return (f)(g)	4.78%		12.98%		4.77%		5.86	%(h)
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (i)	1.76%		1.86%		2.03%		2.00	%(j)
Interest expense	—	%(k)	—		—		—
Total net expenses (i)	1.76%		1.86%		2.03%		2.00	%(j)
Net investment loss (i)	(0.69)%		(0.45)%		(1.15)%		(0.92	)%(j)
Waiver/reimbursement	—	%(k)	—	%(k)	—	%(k)	0.02	%(j)
Portfolio turnover rate	171%		113%		126%		91	%(h)
Net assets, end of period (000's)	$31,046		$1,419		$780		$524

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming no contingent deferred sales charge.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout this period is as follows:

Class E Shares	Period Ended September 30, 2006 (a)
Net Asset Value, Beginning of Period	$22.13
Income from Investment Operations:
Net investment loss (b)	—	(c)
Net realized and unrealized gain on investments	0.14
Total from Investment Operations	0.14
Net Asset Value, End of Period	$22.27
Total return (d)(e)	0.63	%(f)
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (g)	1.12	%(h)
Interest expense	—	%(h)(i)
Total net expenses (g)	1.12	%(h)
Net investment loss (g)	(0.23	)%(h)
Waiver/reimbursement	—
Portfolio turnover rate	171	%(f)
Net assets, end of period (000's)	$13,071

(a)  Class E shares commenced operations on September 22, 2006.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout this period is as follows:

Class F Shares	Period Ended September 30, 2006 (a)
Net Asset Value, Beginning of Period	$20.93
Income from Investment Operations:
Net investment loss (b)	—	(c)
Net realized and unrealized gain on investments	0.12
Total from Investment Operations	0.12
Net Asset Value, End of Period	$21.05
Total return (d)(e)	0.57	%(f)
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (g)	1.77	%(h)
Interest expense	—	%(h)(i)
Total net expenses (g)	1.77	%(h)
Net investment loss (g)	(0.88	)%(h)
Waiver/reimbursement	—
Portfolio turnover rate	171	%(f)
Net assets, end of period (000's)	$5,319

(a)  Class F shares commenced operations on September 22, 2006.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming no contingent deferred sales charge.

(e)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class G Shares	2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$19.45		$17.21		$16.43		$15.11		$18.79		$31.22
Income from Investment Operations:
Net investment loss	(0.12	)(d)	(0.06	)(d)(e)	(0.20	)(d)	(0.15	)(d)	(0.17	)(d)	(0.21)
Net realized and unrealized gain (loss) on investments	1.08		2.30		0.98		1.47		(3.51)		(8.59)
Total from Investment Operations	0.96		2.24		0.78		1.32		(3.68)		(8.80)
Less Distributions Declared to Shareholders:
From net realized gains	—		—		—		—		—		(3.63)
Net Asset Value, End of Period	$20.41		$19.45		$17.21		$16.43		$15.11		$18.79
Total return (f)(g)	4.94%		13.02%		4.75%		8.66	%(h)	(19.49)%		(31.16)%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	1.71%		1.81%		2.02%		2.31	%(j)	2.18%		2.11%
Interest expense	—	%(k)	—		—		—		—		—
Total net expenses (i)	1.71%		1.81%		2.02%		2.31	%(j)	2.18%		2.11%
Net investment loss (i)	(0.60)%		(0.33)%		(1.14)%		(1.02	)%(j)	(0.92)%		(1.08)%
Waiver/reimbursement	—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.07%		0.02%
Portfolio turnover rate	171%		113%		126%		91	%(h)	43%		48%
Net assets, end of period (000's)	$24,688		$46,276		$46,328		$54,850		$64,156		$92,292

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were renamed Liberty Equity Growth Fund, Class G shares.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class T Shares	2006		2005		2004 (a)		2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$20.98		$18.46		$17.50		$15.98		$19.70		$32.31
Income from Investment Operations:
Net investment income (loss)	0.01	(d)	0.07	(d)(e)	(0.09	)(d)	(0.02	)(d)	(0.02	)(d)	(0.07)
Net realized and unrealized gain (loss) on investments	1.17		2.47		1.05		1.54		(3.70)		(8.91)
Total from Investment Operations	1.18		2.54		0.96		1.52		(3.72)		(8.98)
Less Distributions Declared to Shareholders:
From net investment income	(0.03)		(0.02)		—		—		—		—
From net realized gains	—		—		—		—		—		(3.63)
Total Distributions Declared to Shareholders	(0.03)		(0.02)		—		—		—		(3.63)
Net Asset Value, End of Period	$22.13		$20.98		$18.46		$17.50		$15.98		$19.70
Total return (f)(g)	5.63%		13.76%		5.49%		9.51	%(h)	(18.88)%		(30.57)%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	1.06%		1.16%		1.35%		1.45	%(j)	1.34%		1.31%
Interest expense	—	%((k)	—		—		—		—		—
Total net expenses (i)	1.06%		1.16%		1.35%		1.45	%(j)	1.34%		1.31%
Net investment income (loss) (i)	0.06%		0.33%		(0.47)%		(0.16	)%(j)	(0.08)%		(0.28)%
Waiver/reimbursement	—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.07%		0.02%
Portfolio turnover rate	171%		113%		126%		91	%(h)	43%		48%
Net assets, end of period (000's)	$209,952		$218,095		$219,129		$235,849		$239,279		$346,214

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were renamed Liberty Equity Growth Fund, Class T shares.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class Z Shares	2006		2005		2004 (a)		2003 (b)(c)		2002	2001
Net Asset Value, Beginning of Period	$21.50		$18.87		$17.84		$16.28		$19.99	$32.61
Income from Investment Operations:
Net investment income (loss)	0.08	(d)	0.11	(d)(e)	(0.03	)(d)	0.05	(d)	0.07 (d)	0.02
Net realized and unrealized gain (loss) on investments	1.19		2.55		1.07		1.57		(3.78)	(9.01)
Total from Investment Operations	1.27		2.66		1.04		1.62		(3.71)	(8.99)
Less Distributions Declared to Shareholders:
From net investment income	(0.09)		(0.03)		(0.01)		(0.06)		—	—
From net realized gains	—		—		—		—		—	(3.63)
Total Distributions Declared to Shareholders	(0.09)		(0.03)		(0.01)		(0.06)		—	(3.63)
Net Asset Value, End of Period	$22.68		$21.50		$18.87		$17.84		$16.28	$19.99
Total return (f)(g)	5.92%		14.12%		5.83%		9.93	%(h)	(18.51)%	(30.29)%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	0.76%		0.86%		1.03%		0.99	%(j)	0.91%	0.93%
Interest expense	—	%(k)	—		—		—		—	—
Total net expenses (i)	0.76%		0.86%		1.03%		0.99	%(j)	0.91%	0.93%
Net investment income (loss) (i)	0.35%		0.53%		(0.15)%		0.30	%(j)	0.35%	0.10%
Waiver/reimbursement	—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.05%	0.01%
Portfolio turnover rate	171%		113%		126%		91	%(h)	43%	48%
Net assets, end of period (000's)	$1,169,103		$1,242,736		$634,710		$670,649		$699,215	$845,887

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Equity Growth Fund, Trust shares were renamed Liberty Equity Growth Fund, Class Z shares.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,					Period Ended September 30,
Class A Shares	2006		2005		2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$14.60		$12.71		$11.02	$10.06
Income from Investment Operations:
Net investment income (d)	0.17		0.17	(e)	0.17	0.04
Net realized and unrealized gain on investments and futures contracts	2.18		1.88		1.75	0.92
Total from Investment Operations	2.35		2.05		1.92	0.96
Less Distributions Declared to Shareholders:
From net investment income	(0.18)		(0.16)		(0.23)	—
From net realized gains	(1.07)		—		—	—
Total Distributions Declared to Shareholders	(1.25)		(0.16)		(0.23)	—
Net Asset Value, End of Period	$15.70		$14.60		$12.71	$11.02
Total return (f)	17.19	%(g)	16.21	%(g)	17.53%	9.54	%(h)
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (i)	1.21%		1.23%		1.31%	1.31	%(j)
Interest expense	—	%(k)	—		—	—
Total net expenses (i)	1.21%		1.23%		1.31%	1.31	%(j)
Net investment income (i)	1.15%		1.21%		1.34%	0.49	%(j)
Waiver/reimbursement	—	%(k)	0.01%		—	—
Portfolio turnover rate	81%		94%		101%	50	%(h)
Net assets, end of period (000's)	$12,717		$4,269		$2,511	$903

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,					Period Ended September 30,
Class B Shares	2006		2005		2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$13.96		$12.16		$10.49	$9.67
Income from Investment Operations:
Net investment income (loss) (d)	0.06		0.06	(e)	0.07	(0.02)
Net realized and unrealized gain on investments and futures contracts	2.08		1.80		1.67	0.84
Total from Investment Operations	2.14		1.86		1.74	0.82
Less Distributions Declared to Shareholders:
From net investment income	(0.07)		(0.06)		(0.07)	—
From net realized gains	(1.07)		—		—	—
Total Distributions Declared to Shareholders	(1.14)		(0.06)		(0.07)	—
Net Asset Value, End of Period	$14.96		$13.96		$12.16	$10.49
Total return (f)	16.35	%(g)	15.30	%(g)	16.64%	8.48	%(h)
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (i)	1.96%		1.98%		2.06%	2.26	%(j)
Interest expense	—	%(k)	—		—	—
Total net expenses (i)	1.96%		1.98%		2.06%	2.26	%(j)
Net investment income (loss) (i)	0.43%		0.46%		0.60%	(0.27	)%(j)
Waiver/reimbursement	—	%(k)	0.01%		—	—
Portfolio turnover rate	81%		94%		101%	50	%(h)
Net assets, end of period (000's)	$5,332		$3,974		$2,370	$338

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,					Period Ended September 30,
Class C Shares	2006		2005		2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$13.94		$12.14		$10.47	$9.67
Income from Investment Operations:
Net investment income (loss) (d)	0.05		0.06	(e)	0.07	(0.05)
Net realized and unrealized gain on investments and futures contracts	2.08		1.80		1.67	0.85
Total from Investment Operations	2.13		1.86		1.74	0.80
Less Distributions Declared to Shareholders:
From net investment income	(0.07)		(0.06)		(0.07)	—
From net realized gains	(1.07)		—		—	—
Total Distributions Declared to Shareholders	(1.14)		(0.06)		(0.07)	—
Net Asset Value, End of Period	$14.93		$13.94		$12.14	$10.47
Total return (f)	16.30	%(g)	15.33	%(g)	16.67%	8.27	%(g)(h)
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (i)	1.96%		1.98%		2.07%	2.49	%(j)
Interest expense	—	%(k)	—		—	—
Total net expenses (i)	1.96%		1.98%		2.07%	2.49	%(j)
Net investment income (loss) (i)	0.39%		0.49%		0.63%	(0.60	)%(j)
Waiver/reimbursement	—	%(k)	0.01%		—	0.49	%(j)
Portfolio turnover rate	81%		94%		101%	50	%(h)
Net assets, end of period (000's)	$1,801		$453		$291	$24

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,					Period Ended September 30,		Year Ended October 31,
Class G Shares	2006		2005		2004 (a)	2003 (b)(c)		2002	2001
Net Asset Value, Beginning of Period	$13.97		$12.17		$10.50	$9.21		$12.10	$16.73
Income from Investment Operations:
Net investment income (loss)	0.08	(d)	0.08	(d)(e)	0.08 (d)	(0.04	)(d)	(0.19)	(0.10)
Net realized and unrealized gain (loss) on investments and futures contracts	2.06		1.78		1.67	1.33		(2.35)	(1.64)
Total from Investment Operations	2.14		1.86		1.75	1.29		(2.54)	(1.74)
Less Distributions Declared to Shareholders:
From net investment income	(0.08)		(0.06)		(0.08)	—		—	—
From net realized gains	(1.07)		—		—	—		(0.35)	(2.89)
Total Distributions Declared to Shareholders	(1.15)		(0.06)		(0.08)	—		(0.35)	(2.89)
Net Asset Value, End of Period	$14.96		$13.97		$12.17	$10.50		$9.21	$12.10
Total return (f)	16.32	%(g)	15.35	%(g)	16.67%	14.01	%(h)	(21.85)%	(11.00	)%(g)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	1.91%		1.93%		2.06%	2.31	%(j)	2.18%	2.13%
Interest expense	—	%(k)	—		—	—		—	—
Total net expenses (i)	1.91%		1.93%		2.06%	2.31	%(j)	2.18%	2.13%
Net investment income (loss) (i)	0.56%		0.64%		0.64%	(0.47	)%(j)	(1.15)%	(0.91)%
Waiver/reimbursement	—	%(k)	0.01%		—	—		—	0.02%
Portfolio turnover rate	81%		94%		101%	50	%(h)	99%	127%
Net assets, end of period (000's)	$2,147		$4,326		$7,502	$11,074		$16,791	$25,776

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were renamed Liberty Equity Value Fund, Class G shares.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,					Period Ended September 30,		Year Ended October 31,
Class T Shares	2006		2005		2004 (a)	2003 (b)(c)		2002	2001
Net Asset Value, Beginning of Period	$14.60		$12.72		$11.00	$9.58		$12.48	$17.05
Income from Investment Operations:
Net investment income (loss)	0.17	(d)	0.17	(d)(e)	0.16 (d)	0.03	(d)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments and futures contracts	2.18		1.86		1.76	1.39		(2.50)	(1.66)
Total from Investment Operations	2.35		2.03		1.92	1.42		(2.55)	(1.68)
Less Distributions Declared to Shareholders:
From net investment income	(0.18)		(0.15)		(0.20)	—		—	—
From net realized gains	(1.07)		—		—	—		(0.35)	(2.89)
Total Distributions Declared to Shareholders	(1.25)		(0.15)		(0.20)	—		(0.35)	(2.89)
Net Asset Value, End of Period	$15.70		$14.60		$12.72	$11.00		$9.58	$12.48
Total return (f)	17.13	%(g)	16.06	%(g)	17.54%	14.82	%(h)	(21.31)%	(10.27	)%(g)
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	1.26%		1.28%		1.38%	1.50	%(j)	1.41%	1.39%
Interest expense	—	%(k)	—		—	—		—	—
Total net expenses (i)	1.26%		1.28%		1.38%	1.50	%(j)	1.41%	1.39%
Net investment income (loss) (i)	1.15%		1.22%		1.31%	0.35	%(j)	(0.38)%	(0.17)%
Waiver/reimbursement	—	%(k)	0.01%		—	—		—	0.01%
Portfolio turnover rate	81%		94%		101%	50	%(h)	99%	127%
Net assets, end of period (000's)	$137,595		$134,792		$133,094	$127,993		$123,085	$180,435

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were renamed Liberty Equity Value Fund, Class T shares.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)   The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,					Period Ended September 30,		Year Ended October 31,
Class Z Shares	2006		2005		2004 (a)	2003 (b)(c)		2002	2001
Net Asset Value, Beginning of Period	$14.87		$12.95		$11.24	$9.75		$12.65	$17.17
Income from Investment Operations:
Net investment income (loss)	0.22	(d)	0.21	(d)(e)	0.20 (d)	0.08	(d)	(0.02)	0.02
Net realized and unrealized gain (loss) on investments and futures contracts	2.22		1.91		1.79	1.41		(2.53)	(1.65)
Total from Investment Operations	2.44		2.12		1.99	1.49		(2.55)	(1.63)
Less Distributions Declared to Shareholders:
From net investment income	(0.22)		(0.20)		(0.28)	—		—	—
From net realized gains	(1.07)		—		—	—		(0.35)	(2.89)
Total Distributions Declared to Shareholders	(1.29)		(0.20)		(0.28)	—		(0.35)	(2.89)
Net Asset Value, End of Period	$16.02		$14.87		$12.95	$11.24		$9.75	$12.65
Total return (f)	17.50	%(g)	16.43	%(g)	17.86%	15.28	%(h)	(20.96)%	(9.91)%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	0.96%		0.98%		1.06%	1.04	%(j)	0.98%	1.00%
Interest expense	—	%(k)	—		—	—		—	—
Total net expenses (i)	0.96%		0.98%		1.06%	1.04	%(j)	0.98%	1.00%
Net investment income (i)	1.45%		1.53%		1.62%	0.82	%(j)	0.05%	0.22%
Waiver/reimbursement	—	%(k)	0.01%		—	—		—	—
Portfolio turnover rate	81%		94%		101%	50	%(h)	99%	127%
Net assets, end of period (000's)	$285,941		$283,187		$283,469	$224,137		$167,867	$152,002

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 25, 2002, the Galaxy Equity Value Fund, Trust shares were renamed Liberty Equity Value Fund, Class Z shares.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class A Shares	2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$13.59		$12.01		$11.22		$10.08		$12.74		$16.41
Income from Investment Operations:
Net investment income (loss)	—	(e)(f)	0.07	(e)(g)	—	(e)(f)	0.03	(e)	0.03	(e)	0.02
Net realized and unrealized gain (loss) on investments	1.21		1.93		0.80		1.16		(2.23)		(2.38)
Total from Investment Operations	1.21		2.00		0.80		1.19		(2.20)		(2.36)
Less Distributions Declared to Shareholders:
From net investment income	(0.01)		(0.07)		(0.01)		(0.05)		(0.02)		(0.03)
In excess of net investment income	—		—		—		—		—		—	(f)
From net realized gains	(0.76)		(0.35)		—		—		(0.44)		(1.28)
Total Distributions Declared to Shareholders	(0.77)		(0.42)		(0.01)		(0.05)		(0.46)		(1.31)
Net Asset Value, End of Period	$14.03		$13.59		$12.01		$11.22		$10.08		$12.74
Total return (h)	9.24	%(i)	16.98	%(i)	7.09	%(i)	11.82	%(j)	(18.14	)%(i)	(15.34	)%(i)
Ratios to Average Net Assets/ Supplemental Data:
Expenses (k)	1.14%		1.24%		1.35%		1.48	%(l)	1.28%		1.19%
Net investment income (loss) (k)	—	%(m)	0.59%		(0.02)%		0.37	%(l)	0.25%		0.22%
Waiver/reimbursement	0.12%		0.09%		—	%(m)	—		0.24%		0.03%
Portfolio turnover rate	63%		105%		115%		55	%(j)	13%		19%
Net assets, end of period (000's)	$10,578		$10,393		$9,304		$7,570		$15		$60

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On December 9, 2002, the Galaxy Growth & Income Fund, Prime A shares were renamed Liberty Large Cap Core Fund, Class A shares.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class B Shares	2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$13.12		$11.68		$10.99		$9.90		$12.59		$16.32
Income from Investment Operations:
Net investment loss	(0.10	)(e)	(0.04	)(e)(f)	(0.09	)(e)	(0.04	)(e)	(0.06	)(e)	(0.07)
Net realized and unrealized gain (loss) on investments	1.16		1.88		0.78		1.14		(2.19)		(2.38)
Total from Investment Operations	1.06		1.84		0.69		1.10		(2.25)		(2.45)
Less Distributions Declared to Shareholders:
From net investment income	—		(0.05)		—		(0.01)		—		—
From net realized gains	(0.76)		(0.35)		—		—		(0.44)		(1.28)
Total Distributions Declared to Shareholders	(0.76)		(0.40)		—		(0.01)		(0.44)		(1.28)
Net Asset Value, End of Period	$13.42		$13.12		$11.68		$10.99		$9.90		$12.59
Total return (g)	8.40	%(h)	16.02	%(h)	6.28	%(h)	11.12	%(i)	(18.75	)%(h)	(15.95	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Expenses (j)	1.89%		1.99%		2.09%		2.19	%(k)	2.02%		1.96%
Net investment loss (j)	(0.75)%		(0.31)%		(0.76)%		(0.38	)%(k)	(0.49)%		(0.55)%
Waiver/reimbursement	0.12%		0.09%		—	%(l)	—		0.02%		0.04%
Portfolio turnover rate	63%		105%		115%		55	%(i)	13%		19%
Net assets, end of period (000's)	$5,637		$6,628		$3,425		$1,755		$55		$109

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On December 9, 2002, the Galaxy Growth & Income Fund, Prime B shares were renamed Liberty Large Cap Core Fund, Class B shares.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from custody credits had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,
Class C Shares	2006		2005 (a)		2004 (b)		2003 (c)(d)
Net Asset Value, Beginning of Period	$13.13		$11.68		$10.99		$10.21
Income from Investment Operations:
Net investment loss (e)	(0.10)		(0.03	)(f)	(0.09)		(0.04)
Net realized and unrealized gain on investments	1.16		1.88		0.78		0.83
Total from Investment Operations	1.06		1.85		0.69		0.79
Less Distributions Declared to Shareholders:
From net investment income	—		(0.05)		—		—
From net realized gains	(0.76)		(0.35)		—		(0.01)
Total Distributions Declared to Shareholders	(0.76)		(0.40)		—		(0.01)
Net Asset Value, End of Period	$13.43		$13.13		$11.68		$10.99
Total return (g)	8.40	%(h)	16.10	%(h)	6.28	%(h)	7.74	%(i)
Ratios to Average Net Assets/Supplemental Data:
Expenses (j)	1.89%		1.99%		2.09%		2.18	%(k)
Net investment loss (j)	(0.75)%		(0.25)%		(0.74)%		(0.42	)%(k)
Waiver/reimbursement	0.12%		0.09%		—	%(l)	—
Portfolio turnover rate	63%		105%		115%		55	%(i)
Net assets, end of period (000's)	$906		$605		$345		$223

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from custody credits had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class G Shares	2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$13.00		$11.57		$10.89		$9.82		$12.50		$16.23
Income from Investment Operations:
Net investment income (loss)	(0.09	)(e)	—	(e)(f)(g)	(0.09	)(e)	(0.02	)(e)	(0.06	)(e)	(0.09)
Net realized and unrealized gain (loss) on investments	1.15		1.83		0.77		1.10		(2.18)		(2.36)
Total from Investment Operations	1.06		1.83		0.68		1.08		(2.24)		(2.45)
Less Distributions Declared to Shareholders:
From net investment income	—		(0.05)		—		(0.01)		—		—
From net realized gains	(0.76)		(0.35)		—		—		(0.44)		(1.28)
Total Distributions Declared to Shareholders	(0.76)		(0.40)		—		(0.01)		(0.44)		(1.28)
Net Asset Value, End of Period	$13.30		$13.00		$11.57		$10.89		$9.82		$12.50
Total return (h)	8.49	%(i)	16.10	%(i)	6.24	%(i)	11.00	%(i)(j)	(18.80	)%(i)	(16.11)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (k)	1.84%		1.94%		2.09%		2.19	%(l)	2.08%		2.05%
Net investment income (loss) (k)	(0.71)%		0.03%		(0.77)%		(0.28	)%(l)	(0.55)%		(0.64)%
Waiver/reimbursement	0.12%		0.09%		0.02%		0.05	%(l)	0.02%		—
Portfolio turnover rate	63%		105%		115%		55	%(j)	13%		19%
Net assets, end of period (000's)	$3,493		$9,218		$16,419		$28,917		$31,407		$48,512

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On December 9, 2002, the Galaxy Growth & Income Fund, Retail B shares were renamed Liberty Large Cap Core Fund, Class G shares.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class T Shares	2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$13.52		$11.95		$11.18		$10.05		$12.70		$16.37
Income from Investment Operations:
Net investment income (loss)	(0.01)		0.07	(e)(f)	(0.01	)(e)	0.04	(e)	0.02	(e)	0.02
Net realized and unrealized gain (loss) on investments	1.21		1.92		0.78		1.14		(2.22)		(2.39)
Total from Investment Operations	1.20		1.99		0.77		1.18		(2.20)		(2.37)
Less Distributions Declared to Shareholders:
From net investment income	(0.01)		(0.07)		—	(g)	(0.05)		(0.01)		(0.02)
In excess of net investment income	—		—		—		—		—		—	(g)
From net realized gains	(0.76)		(0.35)		—		—		(0.44)		(1.28)
Total Distributions Declared to Shareholders	(0.77)		(0.42)		—		(0.05)		(0.45)		(1.30)
Net Asset Value, End of Period	$13.95		$13.52		$11.95		$11.18		$10.05		$12.70
Total return (h)	9.16	%(i)	16.97	%(i)	6.92	%(i)	11.76	%(j)	(18.16	)%(i)	(15.46	)%(i)
Ratios to Average Net Assets/ Supplemental Data:
Expenses (k)	1.19%		1.29%		1.40%		1.46	%(l)	1.35%		1.34%
Net investment income (loss) (k)	(0.05)%		0.57%		(0.07)%		0.45	%(l)	0.18%		0.07%
Waiver/reimbursement	0.12%		0.09%		—	%(m)	—		0.01%		0.02%
Portfolio turnover rate	63%		105%		115%		55	%(j)	13%		19%
Net assets, end of period (000's)	$168,506		$180,345		$179,310		$185,938		$180,269		$259,884

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On December 9, 2002, the Galaxy Growth & Income Fund, Retail A shares were renamed Liberty Large Cap Core Fund, Class T shares.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class Z Shares	2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$13.66		$12.05		$11.25		$10.11		$12.77		$16.43
Income from Investment Operations:
Net investment income	0.03	(e)	0.09	(e)(f)	0.03	(e)	0.08	(e)	0.07	(e)	0.06
Net realized and unrealized gain (loss) on investments	1.21		1.95		0.79		1.15		(2.23)		(2.39)
Total from Investment Operations	1.24		2.04		0.82		1.23		(2.16)		(2.33)
Less Distributions Declared to Shareholders:
From net investment income	(0.04)		(0.08)		(0.02)		(0.09)		(0.06)		(0.05)
In excess of net investment income	—		—		—		—		—		— (g)
From net realized gains	(0.76)		(0.35)		—		—		(0.44)		(1.28)
Total Distributions Declared to Shareholders	(0.80)		(0.43)		(0.02)		(0.09)		(0.50)		(1.33)
Net Asset Value, End of Period	$14.10		$13.66		$12.05		$11.25		$10.11		$12.77
Total return (h)	9.45	%(i)	17.25	%(i)	7.28	%(i)	12.20	%(j)	(17.85	)%(i)	(15.12)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (k)	0.89%		0.99%		1.07%		1.03	%(l)	0.97%		0.97%
Net investment income (k)	0.25%		0.67%		0.26%		0.89	%(l)	0.56%		0.44%
Waiver/reimbursement	0.12%		0.09%		—	%(m)	—		0.03%		—
Portfolio turnover rate	63%		105%		115%		55	%(j)	13%		19%
Net assets, end of period (000's)	$256,039		$310,472		$175,124		$190,195		$340,496		$460,302

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On December 9, 2002, the Galaxy Growth & Income Fund, Trust shares were renamed Liberty Large Cap Core Fund, Class Z shares.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested.

(i)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from custody credits had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

							Period Ended
	Year Ended September 30,						September 30,		Year Ended October 31,
Class A Shares	2006		2005 (a)		2004 (b)		2003 (c)(d)		2002	2001
Net Asset Value, Beginning of Period	$19.32		$17.54		$15.30		$12.64		$14.05	$14.33
Income from Investment Operations:
Net investment income (loss) (e)	(0.06)		(0.06)		(0.07)		(0.04)		(0.03)	0.02
Net realized and unrealized gain (loss) on investments	1.91		2.91		2.75		3.35		(0.07)	1.61
Total from Investment Operations	1.85		2.85		2.68		3.31		(0.10)	1.63
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		—		—	(0.04)
From net realized gains	(1.45)		(1.07)		(0.44)		(0.65)		(1.31)	(1.87)
Total Distributions Declared to Shareholders	(1.45)		(1.07)		(0.44)		(0.65)		(1.31)	(1.91)
Net Asset Value, End of Period	$19.72		$19.32		$17.54		$15.30		$12.64	$14.05
Total return (f)(g)	10.08%		16.69%		17.73%		27.25	%(h)	(1.73)%	12.87%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	1.16%		1.13%		1.15%		1.24	%(j)	1.29%	1.23%
Interest expense	—	%(k)	—		—		—		—	—
Total net expenses (i)	1.16%		1.13%		1.15%		1.24	%(j)	1.29%	1.23%
Net investment income (loss) (i)	(0.30)%		(0.31)%		(0.40)%		(0.28	)%(j)	(0.19)%	0.17%
Waiver/reimbursement	—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.01%	0.04%
Portfolio turnover rate	14%		16%		26%		19	%(h)	23%	46%
Net assets, end of period (000's)	$190,390		$211,527		$211,502		$57,462		$210	$168

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were renamed Liberty Small Cap Fund, Class A shares.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

							Period Ended
	Year Ended September 30,						September 30,		Year Ended October 31,
Class B Shares	2006		2005 (a)		2004 (b)		2003 (c)(d)		2002	2001
Net Asset Value, Beginning of Period	$18.56		$16.89		$14.75		$12.31		$13.82	$14.19
Income from Investment Operations:
Net investment loss (e)	(0.19)		(0.19)		(0.19)		(0.15)		(0.14)	(0.10)
Net realized and unrealized gain (loss) on investments	1.81		2.81		2.67		3.24		(0.06)	1.60
Total from Investment Operations	1.62		2.62		2.48		3.09		(0.20)	1.50
Less Distributions Declared to Shareholders:
From net realized gains	(1.45)		(0.95)		(0.34)		(0.65)		(1.31)	(1.87)
Net Asset Value, End of Period	$18.73		$18.56		$16.89		$14.75		$12.31	$13.82
Total return (f)(g)	9.17%		15.87%		16.96%		26.14	%(h)	(2.55)%	11.91%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	1.91%		1.88%		1.90%		2.10	%(j)	2.12%	2.08%
Interest expense	—	%(k)	—		—		—		—	—
Total net expenses (i)	1.91%		1.88%		1.90%		2.10	%(j)	2.12%	2.08%
Net investment loss (i)	(1.05)%		(1.06)%		(1.15)%		(1.14	)%(j)	(1.02)%	(0.68)%
Waiver/reimbursement	—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.01%	0.07%
Portfolio turnover rate	14%		16%		26%		19	%(h)	23%	46%
Net assets, end of period (000's)	$39,109		$42,439		$40,170		$11,122		$282	$198

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were renamed Liberty Small Cap Fund, Class B shares.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

							Period Ended
	Year Ended September 30,						September 30,
Class C Shares	2006		2005 (a)		2004 (b)		2003 (c)(d)
Net Asset Value, Beginning of Period	$18.57		$16.91		$14.77		$12.55
Income from Investment Operations:
Net investment loss (e)	(0.19)		(0.19)		(0.19)		(0.14)
Net realized and unrealized gain on investments	1.82		2.80		2.67		3.01
Total from Investment Operations	1.63		2.61		2.48		2.87
Less Distributions Declared to Shareholders:
From net realized gains	(1.45)		(0.95)		(0.34)		(0.65)
Net Asset Value, End of Period	$18.75		$18.57		$16.91		$14.77
Total return (f)(g)	9.23%		15.79%		16.94%		23.90	%(h)
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (i)	1.91%		1.88%		1.90%		2.03	%(j)
Interest expense	—	%(k)	—		—		—
Total net expenses (i)	1.91%		1.88%		1.90%		2.03	%(j)
Net investment loss (i)	(1.05)%		(1.06)%		(1.15)%		(1.10	)%(j)
Waiver/reimbursement	—	%(k)	—	%(k)	—	%(k)	0.02	%(j)
Portfolio turnover rate	14%		16%		26%		19	%(h)
Net assets, end of period (000's)	$46,241		$56,163		$64,686		$12,670
.

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

							Period Ended
	Year Ended September 30,						September 30,		Year Ended October 31,
Class G Shares	2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$18.40		$16.75		$14.63		$12.22		$13.72		$14.13
Income from Investment Operations:
Net investment loss (e)	(0.18)		(0.18)		(0.18)		(0.12)		(0.14)		(0.11)
Net realized and unrealized gain (loss) on investments	1.80		2.78		2.64		3.18		(0.05)		1.57
Total from Investment Operations	1.62		2.60		2.46		3.06		(0.19)		1.46
Less Distributions Declared to Shareholders:
From net realized gains	(1.45)		(0.95)		(0.34)		(0.65)		(1.31)		(1.87)
Net Asset Value, End of Period	$18.57		$18.40		$16.75		$14.63		$12.22		$13.72
Total return (f)	9.26	%(g)	15.91	%(g)	16.97	%(g)	26.09	%(g)(h)	(2.49	)%(g)	11.73%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	1.86%		1.83%		1.87%		2.10	%(j)	2.12%		2.21%
Interest expense	—	%(k)	—		—		—		—		—
Total net expenses (i)	1.86%		1.83%		1.87%		2.10	%(j)	2.12%		2.21%
Net investment loss (i)	(1.00)%		(1.01)%		(1.11)%		(1.03	)%(j)	(1.02)%		(0.80)%
Waiver/reimbursement	—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.01%		—
Portfolio turnover rate	14%		16%		26%		19	%(h)	23%		46%
Net assets, end of period (000's)	$6,499		$8,963		$10,952		$10,353		$9,046		$5,278

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were renamed Liberty Small Cap Fund, Class G shares.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

							Period Ended
	Year Ended September 30,						September 30,		Year Ended October 31,
Class T Shares	2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$19.15		$17.40		$15.16		$12.55		$13.96		$14.25
Income from Investment Operations:
Net investment income (loss) (e)	(0.07)		(0.07)		(0.08)		(0.03)		(0.03)		— (f)
Net realized and unrealized gain (loss) on investments	1.90		2.88		2.74		3.29		(0.07)		1.59
Total from Investment Operations	1.83		2.81		2.66		3.26		(0.10)		1.59
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		—		—		(0.01)
From net realized gains	(1.45)		(1.06)		(0.42)		(0.65)		(1.31)		(1.87)
Total Distributions Declared to Shareholders	(1.45)		(1.06)		(0.42)		(0.65)		(1.31)		(1.88)
Net Asset Value, End of Period	$19.53		$19.15		$17.40		$15.16		$12.55		$13.96
Total return (g)	10.04	%(h)	16.58	%(h)	17.73	%(h)	27.03	%(h)(i)	(1.75	)%(h)	12.66%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (j)	1.21%		1.18%		1.21%		1.34	%(k)	1.33%		1.42%
Interest expense	—	%(l)	—		—		—		—		—
Total net expenses (j)	1.21%		1.18%		1.21%		1.34	%(k)	1.33%		1.42%
Net investment loss (j)	(0.35)%		(0.36)%		(0.45)%		(0.26	)%(k)	(0.23)%		(0.02)%
Waiver/reimbursement	—	%(l)	—	%(l)	—	%(l)	0.02	%(k)	0.01%		—
Portfolio turnover rate	14%		16%		26%		19	%(i)	23%		46%
Net assets, end of period (000's)	$135,538		$150,042		$146,752		$134,455		$115,468		$100,159

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were renamed Liberty Small Cap Fund, Class T shares.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from custody credits had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

							Period Ended
	Year Ended September 30,						September 30,		Year Ended October 31,
Class Z Shares	2006		2005 (a)		2004 (b)		2003 (c)(d)		2002		2001
Net Asset Value, Beginning of Period	$19.54		$17.73		$15.45		$12.75		$14.11		$14.38
Income from Investment Operations:
Net investment income (loss) (e)	(0.01)		(0.01)		(0.03)		0.02		0.03		0.07
Net realized and unrealized gain (loss) on investments	1.93		2.94		2.80		3.34		(0.07)		1.60
Total from Investment Operations	1.92		2.93		2.77		3.36		(0.04)		1.67
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		(0.01)		(0.01)		(0.07)
From net realized gains	(1.50)		(1.12)		(0.49)		(0.65)		(1.31)		(1.87)
Total Distributions Declared to Shareholders	(1.50)		(1.12)		(0.49)		(0.66)		(1.32)		(1.94)
Net Asset Value, End of Period	$19.96		$19.54		$17.73		$15.45		$12.75		$14.11
Total return (f)	10.32	%(g)	16.96	%(g)	18.12	%(g)	27.44	%(g)(h)	(1.26	)%(g)	13.20%
Ratios to Average Net Assets/ Supplemental Data:
Operating expenses (i)	0.91%		0.88%		0.90%		0.92	%(j)	0.90%		0.92%
Interest expense	—	%(k)	—		—		—		—		—
Total net expenses (i)	0.91%		0.88%		0.90%		0.92	%(j)	0.90%		0.92%
Net investment income (loss) (i)	(0.05)%		(0.06)%		(0.15)%		0.14	%(j)	0.20%		0.48%
Waiver/reimbursement	—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.01		—
Portfolio turnover rate	14%		16%		26%		19	%(h)	23%		46%
Net assets, end of period (000's)	$929,791		$1,058,362		$1,101,312		$789,666		$485,197		$425,687

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Small Cap Value Fund, Trust shares were renamed Liberty Small Cap Fund, Class Z shares.

(e)  Per share data was calculated using average shares outstanding during the period.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Equity Funds (September 30, 2006)

Note 1. Organization

The Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified Funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

Columbia Asset Allocation Fund

Columbia Large Cap Growth Fund

Columbia Disciplined Value Fund

Columbia Common Stock Fund

Columbia Small Cap Core Fund

After the close of business on September 22, 2006, Columbia Tax-Managed Growth Fund and Columbia Growth Stock Fund, each a separate series of Columbia Funds Series Trust I, merged into Columbia Large Cap Growth Fund.

Investment Goals

Columbia Asset Allocation Fund seeks a high total return by providing both a current level of income that is greater than that provided by popular stock market averages, as well as long-term growth in the value of the Fund's assets. Columbia Large Cap Growth Fund and Columbia Small Cap Core Fund seek long-term capital appreciation. Columbia Disciplined Value Fund seeks long-term capital appreciation, with income as a secondary goal. Columbia Common Stock Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

Fund Shares

The Funds may issue an unlimited number of shares. Each Fund offers the following classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Columbia Large Cap Growth Fund also offers Class E and Class F shares. Each share class has its own sales charge and expense structure. Columbia Large Cap Growth Fund's Class E and Class F shares and Columbia Small Cap Core Fund are closed to new investors and new accounts.

Class A, Class E and Class T shares are subject to a front-end sales charge based on the amount of initial investment.

Class A and Class T shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class E shares purchased without an initial sales charge in accounts aggregating $500,000 to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within eighteen months of the time of the purchase. Class B, Class F and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchased. Class F shares will convert to Class E shares and Class G shares will convert to Class T shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of

Columbia Equity Funds (September 30, 2006)

similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157") was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on each Fund's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses)

Columbia Equity Funds (September 30, 2006)

which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Treasury Inflation Protected Securities

Columbia Asset Allocation Fund may invest in Treasury Inflation Protected Securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Delayed Delivery Securities

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

Futures Contracts

Certain Funds may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments and/or realized gain, as applicable. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Columbia Equity Funds (September 30, 2006)

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses), are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for Columbia Asset Allocation Fund, Columbia Disciplined Value Fund and Columbia Common Stock Fund. Dividends from net investment income are declared and paid annually for Columbia Large Cap Growth Fund and Columbia Small Cap Core Fund. Net realized capital gains, if any, are distributed at least annually for all Funds.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2006, permanent book and tax basis differences resulting primarily from differing treatments for amortization/accretion adjustments, foreign currency transactions, redemption based payments treated as dividends received deduction, foreign capital gains tax,

Columbia Equity Funds (September 30, 2006)

paydown reclassifications, net operating loss reclassifications, REIT adjustments, market discount reclassifications, permanently lost capital loss carryforward and distributions were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed / (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Asset Allocation Fund	$425,242	$(2,562,324)	$2,137,082
Columbia Large Cap Growth Fund	(113,464)	(134,956,238)	135,069,702
Columbia Disciplined Value Fund	(21,141)	(3,438,009)	3,459,150
Columbia Common Stock Fund	(12,212)	(1,374,598)	1,386,810
Columbia Small Cap Core Fund	2,648,689	(17,842,529)	15,193,840

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005 was as follows:

	September 30, 2006		September 30, 2005
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Columbia Asset Allocation Fund	$8,366,839	$27,058,279	$6,823,700	$—
Columbia Large Cap Growth Fund	5,400,905	—	1,323,138	—
Columbia Disciplined Value Fund	12,809,513	22,840,715	5,626,746	—
Columbia Common Stock Fund	14,442,051	14,296,773	2,102,205	10,843,055
Columbia Small Cap Core Fund	16,223,238	97,297,207	26,654,040	69,847,697

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Asset Allocation Fund	$4,162,291	$17,877,753	$30,361,372
Columbia Large Cap Growth Fund	2,511,570	28,692,594	172,728,851
Columbia Disciplined Value Fund	11,100,471	29,420,240	63,014,484
Columbia Common Stock Fund	5,333,048	30,486,343	64,276,526
Columbia Small Cap Core Fund	11,041,010	111,665,443	293,491,879

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Columbia Equity Funds (September 30, 2006)

Unrealized appreciation and depreciation at September 30, 2006, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia Asset Allocation Fund	$34,496,012	$(4,134,640)	$30,361,372
Columbia Large Cap Growth Fund	187,976,084	(15,247,233)	172,728,851
Columbia Disciplined Value Fund	68,937,722	(5,923,238)	63,014,484
Columbia Common Stock Fund	70,662,134	(6,385,608)	64,276,526
Columbia Small Cap Core Fund	406,630,345	(113,138,466)	293,491,879

The following capital loss carryforwards, determined as of September 30, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2007	2008	2009	2010	2011	Total
Columbia Large Cap Growth Fund	$6,365,485	$70,792,954	$95,612,705	$75,033,010	$5,529,590	$253,333,744
Columbia Common Stock Fund	—	—	—	17,150,292	—	17,150,292

The following capital loss carryforwards were utilized during the year ended September 30, 2006:

Columbia Large Cap Growth Fund	$103,573,193
Columbia Common Stock Fund	13,146,199

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $121,483,126 ($5,036,657 expiring September 30, 2007, $86,622,819 expiring September 30, 2009 and $29,823,650 expiring September 30, 2010) remain from the Columbia Large Cap Growth Fund merger with the Columbia Growth Fund. In addition, the acquiring fund, Columbia Large Cap Growth Fund, utilized carryforwards of $46,301,926 to offset current year gains. Total capital loss carryforwards acquired remaining from the Columbia Growth Fund were $176,932,413 of which $55,449,287 were utilized to offset current year gains. The availability of a portion of the remaining capital loss carryforwards from the Columbia Large Cap Growth Fund may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $36,064,490 ($1,328,828 expiring September 30, 2007, $16,755,890 expiring September 30, 2008, $8,989,886 expiring September 30, 2009 and $8,989,886 expiring September 30, 2010) remain from the Columbia Tax-Managed Growth Fund merger with the Columbia Large Cap Growth Fund (See Note 10). Total capital loss carryforwards acquired in the current year from the Columbia Tax-Managed Growth Fund were $121,362,743 of which $85,280,050 were permanently lost and $18,203 were utilized to offset current year gains. The availability of a portion of the remaining capital loss carryforwards from the Columbia Tax-Managed Growth Fund may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $95,786,128 ($54,037,064 expiring September 30, 2008, $36,219,474 expiring September 30, 2010 and $5,529,590 expiring September 30, 2011) remain from the Columbia Growth Stock Fund merger with the Columbia Large Cap Growth Fund (See Note 10). Total capital loss carryforwards acquired in the current year from the Columbia Growth Stock Fund were $380,486,920 of which $282,897,015 were permanently lost and $1,803,777 were utilized to offset current year gains. The availability of a portion of the remaining capital loss carryforwards from the Columbia Growth Stock Fund may be limited in a given year.

Columbia Equity Funds (September 30, 2006)

All of the Columbia Common Stock Fund's capital loss carryforwards were acquired in the merger of Columbia Large Cap Core Fund with Columbia Common Stock Fund (the "Target Fund"). Total capital loss carryforwards acquired remaining from the target fund were $30,296,491 of which $13,146,199 were utilized to offset current year gains. The availability of a portion of the remaining capital loss carryforwards may be limited in a given year.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $200 Million	$200 Million to $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $2 Billion	$2 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Asset Allocation Fund	0.650%	0.650%	0.600%	0.550%	0.500%	0.500%	0.480%	0.460%
Columbia Large Cap Growth Fund	0.700%	0.575%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Columbia Disciplined Value Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Common Stock Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Small Cap Core Fund	0.750%	0.750%	0.700%	0.650%	0.600%	0.550%	0.550%	0.550%

For the year ended September 30, 2006, the effective investment advisory fee rates for the Funds, as a percentage of each Funds' average daily net assets, were as follows:

Effective Fee Rate
Columbia Asset Allocation Fund	0.65%
Columbia Large Cap Growth Fund	0.52%
Columbia Disciplined Value Fund	0.70%
Columbia Common Stock Fund	0.70%
Columbia Small Cap Core Fund	0.70%

Administration Fee

Columbia provides administrative and other services to the Funds. Columbia receives a monthly administration fee from each Fund, except Columbia Large Cap Growth Fund, at the annual rate of 0.067% of each Fund's average daily net assets. Columbia receives a monthly administration fee from Columbia Large Cap Growth Fund at the annual rate of 0.05% of the Fund's average daily net assets.

Columbia Equity Funds (September 30, 2006)

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee (exclusive of out-of-pocket expenses and charges) for a Fund shall not exceed $140,000.

Prior to November 1, 2005, Columbia received an annual fee based on the average daily net assets of each Fund and an additional annual fee of $10,000 from each Fund due to the multiple class structure. The annual pricing and bookkeeping rates were as follows:

Average Daily Net Assets	Annual Fee Rate
Under $50 million	$25,000
Over $50 million but less than $200 million	$35,000
Over $200 million but less than $500 million	$50,000
Over $500 million but less than $1 billion	$85,000
Over $1 billion	$125,000

The Funds also reimburse Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing each Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended September 30, 2006, the effective pricing and bookkeeping fee rates for the Funds, inclusive of out-of-pocket expenses, as a percentage of the Funds' average daily net assets, were as follows:

Effective Fee Rate
Columbia Asset Allocation Fund	0.051%
Columbia Large Cap Growth Fund	0.012%
Columbia Disciplined Value Fund	0.027%
Columbia Common Stock Fund	0.026%
Columbia Small Cap Core Fund	0.011%

Other

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. This amount is included in "Other expenses" in the Statement of Operations. For the year ended September 30, 2006, the Funds paid fees to Columbia for such services as follows:

Fees Paid
Columbia Asset Allocation Fund	$2,608
Columbia Large Cap Growth Fund	2,980
Columbia Disciplined Value Fund	2,624
Columbia Common Stock Fund	2,650
Columbia Small Cap Core Fund	2,977

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The annual rate was $15.23 from November 1, 2005 through March 31, 2006. The Transfer Agent may also retain, as

Columbia Equity Funds (September 30, 2006)

additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Prior to November 1, 2005, the Transfer Agent received a fee, paid monthly at the annual rate of $28.00 per open account from the each Fund and was reimbursed for certain out-of-pocket expenses.

The Transfer Agent voluntarily waived a portion of its fees for the period October 1, 2005 through October 31, 2005. For the year ended September 30, 2006, fees waived by the Transfer Agent and the effective fee rates for the Funds, inclusive of out-of-pocket expenses and net of fee waivers, as a percentage of the Funds' average daily net assets, were as follows:

	Transfer Agent Fees Waived	Effective Fee Rate
Columbia Asset Allocation Fund	$23,378	0.15%
Columbia Large Cap Growth Fund	65,695	0.11%
Columbia Disciplined Value Fund	16,593	0.09%
Columbia Common Stock Fund	26,297	0.14%
Columbia Small Cap Core Fund	1,265	0.08%

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Funds. For the year ended September 30, 2006, the Distributor has retained net underwriting discounts and net CDSC fees as follows:

	Front-End Sales Charge		CDSC
	Class A	Class T	Class A	Class B	Class C	Class G	Class T
Columbia Asset Allocation Fund	$6,501	$3,697	$—	$13,010	$197	$32,367	$—
Columbia Large Cap Growth Fund	8,728	8,238	105	47,958	703	61,123	—
Columbia Disciplined Value Fund	13,657	3,580	3	10,058	62	5,214	—
Columbia Common Stock Fund	3,467	3,502	50	14,827	821	15,474	—
Columbia Small Cap Core Fund	4,773	3,562	185	80,777	2,392	15,116	—

The Funds have adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee
	Class A	Class B	Class C	Class E	Class F	Class G
Columbia Asset Allocation Fund	0.10%	0.75%	0.75%	—	—	0.65%
Columbia Large Cap Growth Fund	0.10%	0.75%	0.75%	0.10%	0.75%	0.65%
Columbia Disciplined Value Fund	0.10%	0.75%	0.75%	—	—	0.65%
Columbia Common Stock Fund	0.10%	0.75%	0.75%	—	—	0.65%
Columbia Small Cap Core Fund	0.10%	0.75%	0.75%	—	—	0.65%

Columbia Equity Funds (September 30, 2006)

	Service Fee
	Class A	Class B	Class C	Class E	Class F	Class G
Columbia Asset Allocation Fund	0.25%	0.25%	0.25%	—	—	0.50%
Columbia Large Cap Growth Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.50%
Columbia Disciplined Value Fund	0.25%	0.25%	0.25%	—	—	0.50%
Columbia Common Stock Fund	0.25%	0.25%	0.25%	—	—	0.50%
Columbia Small Cap Core Fund	0.25%	0.25%	0.25%	—	—	0.50%

The Funds do not intend to pay total distribution and service fees in excess of 0.25% and 0.95% annually for Class A and Class G shares of the Funds, respectively. Of the 0.50% service fee for Class G shares, 0.25% relates to shareholder liaison fees and 0.25% relates to administration support fees.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Funds have adopted shareholder services plans that permit them to pay for certain services provided to Class T and Class Z shareholders by their financial advisors. Currently, the service plan has not been implemented with respect to the Funds' Class Z shares. The annual service fee may equal up to 0.50% for Class T shares. The Funds do not intend to pay more than 0.30% annually for Class T shareholder services fees.

Expense Limits and Fee Waivers

For Columbia Common Stock Fund, Columbia has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed the annual rate of 0.89% of the average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Funds, with the exception of the Funds' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Columbia Equity Funds (September 30, 2006)

Note 5. Portfolio Information

For the year ended September 30, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Asset Allocation Fund	$60,985,255	$51,730,709	$279,682,843	$341,405,864
Columbia Large Cap Growth Fund	—	—	2,297,516,469	2,720,429,371
Columbia Disciplined Value Fund	—	—	344,045,645	398,481,195
Columbia Common Stock Fund	—	—	290,668,779	404,322,598
Columbia Small Cap Core Fund	—	—	191,050,877	439,156,688

Note 6. Shares of Beneficial Interest

As of September 30, 2006, the following funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia Asset Allocation Fund	1	5.5
Columbia Large Cap Growth Fund	1	22.0
Columbia Disciplined Value Fund	2	56.3
Columbia Common Stock Fund	1	22.3
Columbia Small Cap Core Fund	1	46.2

As of September 30, 2006, Columbia Small Cap Core Fund had a shareholder that held 5.6% of the shares outstanding. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations.

During the year ended September 30, 2006, the average daily loan balance outstanding on days where borrowings existed and the weighted average interest rates for the Funds that participated in this arrangement were as follows:

	Average Borrowings	Weighted Average Interest Rate
Columbia Large Cap Growth Fund	$4,000,000	4.891%
Columbia Disciplined Value Fund	3,500,000	5.036%
Columbia Small Cap Core Fund	23,000,000	4.813%

Columbia Equity Funds (September 30, 2006)

Note 8. Other

During the year ended September 30, 2006, Columbia Asset Allocation Fund had a trading error which caused a loss of $1,450 to the Fund. The Fund has subsequently been reimbursed by Columbia.

Note 9. Securities Lending

The Funds commenced a securities lending program in August, 2006 and may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bears the risk of loss with respect to the investment of collateral. The income earned by each Fund from securities lending is included in its Statement of Operations.

Note 10. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Industry Focus

The Funds may focus their investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent

Columbia Equity Funds (September 30, 2006)

distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005. In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and

Columbia Equity Funds (September 30, 2006)

derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended September 30, 2006, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Columbia Asset Allocation Fund	$3,516
Columbia Large Cap Growth Fund	13,288
Columbia Disciplined Value Fund	3,959
Columbia Common Stock Fund	4,624
Columbia Small Cap Core Fund	13,765

Note 11. Business Combinations and Mergers

As of the end of business on September 22, 2006, Columbia Tax-Managed Growth Fund and Columbia Growth Stock Fund (collectively, the "Acquired Funds") merged into Columbia Large Cap Growth Fund. Columbia Large Cap Growth Fund received a tax-free transfer of assets from Columbia Tax-Managed Growth Fund and Columbia Growth Stock Fund as follows:

Acquired Fund	Shares Issued	Net Assets Received	Unrealized Appreciation*
Columbia Tax-Managed Growth Fund	9,393,294	$198,661,500	$7,373,357
Columbia Growth Stock Fund	18,461,618	400,448,707	19,808,281
	Net Assets of Columbia Large Cap Growth Fund Prior to Combination	Net Assets of Acquired Funds Immediately Prior to Combination	Net Assets of Columbia Large Cap Growth Fund Immediately After Combination
	$1,183,047,172	$599,110,207	$1,782,157,379

* Unrealized appreciation is included in Net Assets Received.

Report of Independent Registered Public Accounting Firm

Columbia Equity Funds

To the Board of Trustees and the Shareholders of Columbia Funds Series Trust I

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia Common Stock Fund and Columbia Small Cap Core Fund (constituting part of Columbia Funds Series Trust I, hereafter collectively referred to as the "Funds") at September 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the funds as of September 30, 2003 and for fiscal periods ending on or prior to September 30, 2003 were audited by other independent accountants, whose report dated November 14, 2003 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 27, 2006

Unaudited Information – Columbia Equity Funds

Federal Income Tax Information

Columbia Asset Allocation Fund

For the fiscal year ended September 30, 2006, the Fund designates long-term capital gains of $21,023,699.

For non-corporate shareholders 36.88% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2005 to September 30, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

25.25% of the ordinary income distributed by the Fund, for the year ended September 30, 2006, qualifies for the corporate dividends received deduction.

Columbia Large Cap Growth Fund

For the fiscal year ended September 30, 2006, the Fund designates long-term capital gains of $28,692,594.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2005 to September 30, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

100.00% of the ordinary income distributed by the Fund, for the year ended September 30, 2006, qualifies for the corporate dividends received deduction.

Columbia Disciplined Value Fund

For the fiscal year ended September 30, 2006, the Fund designates long-term capital gains of $34,027,340.

For non-corporate shareholders 67.37% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2005 to September 30, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

71.89% of the ordinary income distributed by the Fund, for the year ended September 30, 2006, qualifies for the corporate dividends received deduction.

Columbia Common Stock Fund

For the fiscal year ended September 30, 2006, the Fund designates long-term capital gains of $35,951,393.

For non-corporate shareholders 45.87% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2005 to September 30, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

47.57% of the ordinary income distributed by the Fund, for the year ended September 30, 2006, qualifies for the corporate dividends received deduction.

Columbia Small Cap Core Fund

For the fiscal year ended September 30, 2006, the Fund designates long-term capital gains of $134,520,912.

For non-corporate shareholders 60.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2005 to September 30, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

50.25% of the ordinary income distributed by the Fund, for the year ended September 30, 2006, qualifies for the corporate dividends received deduction.

Fund Governance – Columbia Equity Funds
Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Disinterested Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor) and Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006. Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 83, None

Charles R. Nelson (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 81, None

Fund Governance (continued) – Columbia Equity Funds
Trustees

Disinterested Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 83, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, Chairman of the Board of Directors, Enesco Group, Inc. (producer of giftware and home and garden decor products)

Fund Governance (continued) – Columbia Equity Funds
Trustees/Officers

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Fund Governance (continued) – Columbia Equity Funds
Officers

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Mary Joan Hoene (Born 1949)

100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Columbia Fund Complex since August, 2004; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Columbia Funds – Columbia Equity Funds

Growth Funds	Columbia Acorn Fund
Columbia Acorn Select
Columbia Acorn USA
Columbia Large Cap Growth Fund
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Growth Fund
Columbia Mid Cap Growth Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Growth Fund II

Core Funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund

Value Funds	Columbia Disciplined Value Fund
Columbia Dividend Income Fund
Columbia Large Cap Value Fund
Columbia Mid Cap Value Fund
Columbia Small Cap Value Fund I
Columbia Small Cap Value Fund II
Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds	Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Balanced Fund
Columbia Liberty Fund
Columbia LifeGoal(TM) Balanced Growth Portfolio
Columbia LifeGoal(TM) Growth Portfolio
Columbia LifeGoal(TM) Income Portfolio
Columbia LifeGoal(TM) Income and Growth Portfolio
Columbia Masters Global Equity Portfolio
Columbia Masters Heritage Portfolio
Columbia Masters International Equity Portfolio
Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund

Specialty Funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund

Global/International Funds	Columbia Acorn International
Columbia Acorn International Select
Columbia Global Value Fund
Columbia Greater China Fund
Columbia International Stock Fund
Columbia International Value Fund
Columbia Marsico International Opportunities Fund
Columbia Multi-Advisor International Equity Fund
Columbia World Equity Fund

Columbia Funds – Columbia Equity Funds

Taxable Bond Funds	Columbia Conservative High Yield Fund
Columbia Core Bond Fund
Columbia Federal Securities Fund
Columbia High Income Fund
Columbia High Yield Opportunity Fund
Columbia Income Fund
Columbia Intermediate Bond Fund
Columbia Short Term Bond Fund
Columbia Strategic Income Fund
Columbia Total Return Bond Fund
Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds	Columbia California Tax-Exempt Fund
Columbia California Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia High Yield Municipal Fund
Columbia Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Tax-Exempt Fund
Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds	Columbia California Tax-Exempt Reserves
Columbia Cash Reserves
Columbia Connecticut Municipal Reserves
Columbia Government Plus Reserves
Columbia Government Reserves
Columbia Massachusetts Municipal Reserves
Columbia Money Market Reserves
Columbia Municipal Reserves
Columbia Prime Reserves
Columbia Tax-Exempt Reserves
Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group, LLC ("Columbia Management") is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

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Important Information About This Report – Columbia Equity Funds

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Equity Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 800.345.6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Columbia Management Group, LLC ("Columbia Management") is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Equity Funds

Annual Report – September 30, 2006

Columbia Management®

PRSRT STD

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©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/114444-0906 (11/06) 06/31492

Columbia Dividend Income Fund

Annual Report – September 30, 2006

NOT FDIC INSURED	May Lose Value
No Bank Guarantee

Economic Update	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers’ Report	4

Fund Profile	6

Financial Statements	7

Investment Portfolio	8

Statement of Assets and Liabilities	14

Statement of Operations	16

Statement of Changes in Net Assets	17

Financial Highlights	19

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	32

Unaudited Information	33

Fund Governance	34

Columbia Funds	39

Important Information About This Report	41

The views expressed in the President’s Message and Portfolio Managers’ Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message

September 30, 2006

Dear Shareholder,

Over the past few years, you’ve heard a lot about change here at Columbia Funds as we’ve streamlined our fund offerings, reduced our expenses and enhanced the different ways that you can do business with us. Our goal in all these matters has been to make investing easier and more convenient — and to ensure that you find the range of financial choices and services that you expect from one of the nation’s leading financial companies.

As 78 million baby boomers move closer to retirement, we are also mindful that retirement is the single most important financial goal for many Americans. To that end we have committed considerable resources to ensure that you can find a wide range of choices at Columbia Funds, whether you are just beginning to invest for retirement or preparing to turn your retirement savings into income. If you haven’t done so already, we suggest that you work closely with your financial adviser to draw up a personal investment plan that is based on what you’ll require for your future. We continue to look for new ways to help meet the unique needs of all our investors — especially those who are approaching retirement.

Change is a constant in our lives, but one thing that does not change is our commitment to continue to improve your investment and service experiences. At Columbia Funds, we understand that you have a choice of financial providers and we want you to remain satisfied with your decision to invest with us — now and in the years to come.

As you read the following message from the manager or managers of your Columbia funds, keep in mind that investing is often a long-term undertaking. While it’s important to review the performance and market environment of the most recent period, it’s essential to evaluate this information with your goal, time horizon and risk tolerance in mind.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Columbia Dividend Income Fund

The US economy grew at a solid but uneven pace during the 12-month period that began October 1, 2005 and ended September 30, 2006. Gross domestic product (GDP) expanded at an estimated annualized rate of approximately 3.5% as job growth provided support for consumer spending and rising profits freed up cash for business spending. Personal income also rose.

Yet these overall measures masked a host of challenges, which led to considerable volatility during the 12-month period. Early in the period, the economy reeled from the effects of hurricanes Katrina and Rita, which devastated the Gulf Coast late last summer. The twin storms disrupted the flow of energy products and left millions of Americans without homes or jobs. Consumer confidence plummeted in the wake of the storms. The impact on the labor market was actually less than anticipated. However, economic growth fell to a mere 1.8% in the fourth quarter of 2005.

The economy regained considerable momentum early in 2006. GDP growth rebounded to 5.6%, job growth resumed at a healthy pace and consumer confidence rebounded. Yet, the once strong housing market showed signs of serious slowing as the year wore on. Inflation edged higher as record-high energy prices took a bigger bite out of household budgets and the overall pace of economic growth slowed in the second half of the period. After 17 consecutive short-term interest rate hikes, the Federal Reserve Board Open Market Committee (the Fed) took no action in its August and September meetings,(1) a potential indication that it may feel comfortable, at least for now, that inflation is under control. The federal funds rate, a key short-term lending rate, ended the period at 5.25%.

Stocks moved higher

Despite bouts of volatility, the S&P 500 Index — a broad measure of large company stock performance — returned 10.79% for this reporting period, gaining considerable ground in September. Large-, mid- and small-cap stocks generated similar returns as measured by their respective Russell indices. However, large-caps took the lead in the final months of the period and edged out both mid- and small-caps by a small margin. The Russell 1000 Index returned 10.25%, the Russell Midcap Index returned 9.57% and the Russell 2000 Index returned 9.92%.(2) Foreign stock markets generally did better than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 19.16%. Japanese stocks, which accounted for a substantial percentage of the foreign index, contributed to the index’s strong gains but gave back some returns as they reversed course in the final months of the period.

Bonds bounced back

The US bond market delivered modest but positive returns, as interest rates spiked higher, then edged lower in the last three months of the period. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 4.64% — just slightly higher than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 3.67% for the 12-month period. High-yield bonds led the fixed income markets, reflecting investor confidence about the overall resilience of the economy. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 7.90%.

(1)                     The Fed took no action on the federal funds rate when it met in October, 2006.

(2)                     The Russell 1000 Index tracks the performance of 1000 of the largest US companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Summary

For the 12-month period ended September 30, 2006

•      Despite bouts of volatility, the broad stock market, as measured by the S&P 500 Index, returned 10.79%. Foreign stocks did better than domestic stocks, as measured by the Morgan Stanley Capital International (MSCI) EAFE Index.

S&P Index	MSCI Index

10.79%	19.16%

•      Investment-grade bonds rebounded in the final months of the period, lifting the Lehman Brothers U.S. Aggregate Bond Index to a positive return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the fixed-income markets.

Lehman Index	Merrill Lynch Index

3.67%	7.90%

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

1

Performance Information – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment

03/04/98 – 09/30/06 ($)

sales charge:	without	with
Class A	17,819	16,795
Class B	16,812	16,812
Class C	16,812	16,812
Class G	16,827	16,827
Class T	17,779	16,757
Class Z	18,430	n/a

Growth of a $10,000 investment 03/04/98 - 09/30/06

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from March 4, 1998.

On October 27, 2003, the investment policies of the Fund modified. As a result, the fund’s performance for periods prior to the date may not be representative of the performance it would have achieved had its current investment policies been in place.

Average annual total return as of 09/30/06 (%)

Share class	A		B		C		G		T		Z
Inception	11/25/02		11/25/02		11/25/02		03/04/98		03/04/98		03/04/98
Sales charge	without	with	without	with	without	with	without	with	without	with	without
1-year	14.45	7.89	13.55	8.55	13.64	12.64	13.70	8.70	14.39	7.84	14.73
5-year	8.99	7.71	8.17	7.87	8.17	8.17	8.19	7.74	8.94	7.66	9.35
Life	6.97	6.23	6.25	6.25	6.25	6.25	6.26	6.26	6.94	6.20	7.39

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A and T shares, the applicable contingent deferred sales charge (5.00% in the first year, declining to 1.00% in the sixth year for Class B shares and 1.00% in the seventh year for Class G shares and eliminated thereafter) for Class B and G shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund Shares.

Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the fund’s Class T shares (for Class A) and Class G shares (for Class B and Class C) for periods prior to their inception. The returns shown for Class T and G shares include the returns of Retail A shares (for Class T) and Retail B shares (for Class G) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class G and T shares were initially offered by the Fund and the date the Galaxy Fund merged into the existing fund. Class A, B, and C shares were initially offered on November 25, 2002. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Retail A shares and Retail B shares of the Galaxy Fund were initially offered on March 4, 1998. The returns for Class Z shares include returns of Trust shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the fund. Trust shares were initially offered by the Galaxy Fund on March 4, 1998.

2

Understanding Your Expenses – Columbia Dividend Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•      For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•      For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.              Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.              In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

04/01/06 – 09/30/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,084.58	1,019.80	5.49	5.32	1.05
Class B	1,000.00	1,000.00	1,080.72	1,016.04	9.39	9.10	1.80
Class C	1,000.00	1,000.00	1,081.62	1,016.04	9.39	9.10	1.80
Class G	1,000.00	1,000.00	1,081.92	1,016.80	8.61	8.34	1.65
Class T	1,000.00	1,000.00	1,084.38	1,019.55	5.75	5.57	1.10
Class Z	1,000.00	1,000.00	1,085.98	1,021.06	4.18	4.05	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Portfolio Managers’ Report – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/06 ($)
Class A	13.45
Class B	13.17
Class C	13.17
Class G	13.17
Class T	13.45
Class Z	13.45

Distributions declared per share

10/01/05 – 09/30/06 ($)
Class A	0.27
Class B	0.18
Class C	0.18
Class G	0.19
Class T	0.27
Class Z	0.31

We would like to extend a welcome to shareholders of Columbia Utilities Fund, which merged into Columbia Dividend Income Fund on September 22, 2006. For the 12-month period ended September 30, 2006, Class A shares of Columbia Dividend Income Fund returned 14.45% without sales charge. The fund’s benchmark, the Russell 1000 Value Index, returned 14.62% for the same period.(1) The average return of its peer group, the Lipper Equity Income Funds Category, was 11.74%.(2) The fund’s dividend payment also increased during the period. The fund’s Class A shares paid a dividend of $0.27 for the 12-month period.

The fund’s emphasis on stocks with the potential to sustain growth during periods of economic uncertainty was a boom to performance during the period, as investors began to reward higher quality, blue chip companies.

Dividends aided performance

The fund remains focused on companies that generate substantial cash from operations, which has the potential to lead to share appreciation and increased dividend distributions over time. We select holdings for the fund from among the dividend-paying constituents of the Russell 1000 Index and among foreign companies with American Depository Receipts (ADRs). During the past 12 months, dividend-paying stocks performed well and the fund participated in this trend.

Telephone and health care stocks boosted returns

Fund holdings in telecommunications, consumer staples and health care aided returns, as these sectors turned in market-beating performances. A year ago, we shifted to emphasize these areas because we thought they were attractively valued and because we thought they had the potential to do well in an environment of slower economic growth. In the telecommunications sector, top performers included BellSouth Corp., AT&T, Inc. and Verizon Communications, Inc. Other standout performers for the fund were Merck & Co., Inc., Reynolds American, Inc., Deere & Co. and JPMorgan Chase & Co. An earlier decision to reduce the fund’s energy holdings to a small position relative to its benchmark also proved beneficial as the energy sector underperformed.

While the fund’s sector positioning relative to the index was generally positive for performance, the decision to maintain a relatively smaller than index position in materials hurt the fund’s return as the group generated strong performance. A few individual holdings in other sectors also performed poorly and detracted from returns during the period. These included Intel Corp. and XL Capital Ltd.

(1)          The Russell 1000 Value Index tracks the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

(2)          Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

4

Looking ahead

The US economy remains resilient despite the dampening effects of the Federal Reserve Board’s 17 short-term interest rate increases over the past two years and an end to the residential real estate boom in many parts of the country. In light of our expectation that the economy will continue to slow over the next six months, we plan to continue to emphasize attractively valued, well-financed companies that we believe can sustain their growth in such an environment. And, because we believe that investors are not being adequately compensated for taking risk, we plan to seek firms with good balance sheets, strong cash flow and a demonstrated potential to increase their dividends. Dividend payments have risen at a rate of 11% per year since 2002, while earnings grew at 21% per year over the same period. As a result, the payout ratio of dividends-to-corporate earnings hit a historical low of 30.2% compared to its long-term average, which is above 50%. Against the backdrop of strong corporate profit growth, we believe that there is ample room for dividend increases ahead.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Dividend payments are not guaranteed, and are paid only when declared by an issuer’s Board of Trustees. The amount of a dividend payment, if any, can vary over time.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor’s assessment of a company’s prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Sectors

as of 09/30/06 (%)
Financials	23.9
Consumer staples	10.1
Utilities	10.0
Telecommunication services	9.8
Health care	9.5
Industrials	7.9
Consumer discretionary	7.5
Energy	7.4
Information technology	5.8
Materials	2.2

Holdings discussed in this report

as of 09/30/06 (%)
Bellsouth Corp.	3.0
AT&T, Inc.	2.0
Verizon Communications, Inc.	2.9
Merck & Co., Inc.	1.0
Reynolds American, Inc.	0.5
Deere & Co.	1.0
JPMorgan Chase & Co.	1.3
Intel Corp.	0.9
XL Capital Ltd.	0.9

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

5

Fund Profile – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

12-month return as of 09/30/06

+14.45% Class A shares (Without Sales Charge)

+14.62% Russell 1000 Value Index

Management Style

Equity

Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund’s prospectus.

Summary

•      For the 12-month period ended September 30, 2006, the fund’s Class A shares returned 14.45% without sales charge.

•      The fund performed in line with its benchmark, the Russell 1000 Value Index, which returned 14.62%, and outperformed the average return of its Lipper peers in the equity income funds category, which was 11.74%.

•      An emphasis on the consumer staples, health care and telecommunications sectors helped boost returns.

Portfolio Management

Scott Davis has co-managed the Fund since November 2001 and has been with the advisor or its predecessors or affiliate organizations since 1985.

Richard Dahlberg, CFA, has co-managed the Fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since September 2003.

6

Financial Statements – Columbia Dividend Income Fund (September 30, 2006) (Unaudited)

A guide to understanding your fund’s financial statements

Investment Portfolio

The investment portfolio details all of the fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities

This statement details the fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund’s liabilities (including any unpaid expenses) from the total of the fund’s investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets

This statement demonstrates how the fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights

The financial highlights demonstrate how the fund’s net asset value per share was affected by the fund’s operating results. The financial highlights table also discloses the classes’ performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

7

Investment Portfolio – Columbia Dividend Income Fund (September 30, 2006)

		Shares	Value ($)
Common Stocks – 90.9%
Consumer Discretionary – 7.5%
Hotels, Restaurants & Leisure – 1.6%	McDonald’s Corp.	400,000	15,648,000
	Hotels, Restaurants & Leisure Total		15,648,000

Media – 3.2%	CBS Corp., Class B	325,000	9,155,250
	Comcast Corp., Class A (a)(b)	260,000	9,581,000
	McGraw-Hill Companies, Inc.	125,000	7,253,750
	Meredith Corp.	125,000	6,166,250
	Media Total		32,156,250

Multi-Line Retail – 1.8%	Federated Department Stores, Inc.	230,000	9,938,300
	J.C. Penney Co., Inc. (a)	115,000	7,864,850
	Multi-Line Retail Total		17,803,150

Specialty Retail – 0.9%	Sherwin-Williams Co. (a)	155,000	8,645,900
	Specialty Retail Total		8,645,900

Consumer Discretionary Total			74,253,300

Consumer Staples – 10.1%
Beverages – 4.4%	Anheuser-Busch Companies, Inc.	280,000	13,302,800
	Coca-Cola Co.	130,000	5,808,400
	Diageo PLC, ADR	230,000	16,339,200
	PepsiCo, Inc.	115,000	7,504,900
	Beverages Total		42,955,300

Food Products – 0.7%	General Mills, Inc.	115,000	6,509,000
	Food Products Total		6,509,000

Household Products – 2.2%	Kimberly-Clark Corp.	115,000	7,516,400
	Procter & Gamble Co.	235,000	14,565,300
	Household Products Total		22,081,700

Tobacco – 2.8%	Altria Group, Inc. (a)	258,000	19,749,900
	Reynolds American, Inc. (a)	80,000	4,957,600
	UST, Inc. (a)	60,000	3,289,800
	Tobacco Total		27,997,300

Consumer Staples Total			99,543,300

Energy – 7.4%
Oil, Gas & Consumable Fuels – 7.4%	BP PLC, ADR (a)	150,000	9,837,000
	Chevron Corp.	240,000	15,566,400
	Exxon Mobil Corp.	500,000	33,550,000
	Kinder Morgan, Inc.	62,000	6,500,700
	Royal Dutch Shell PLC, ADR	110,000	7,271,000
	Oil, Gas & Consumable Fuels Total		72,725,100

Energy Total			72,725,100

See Accompanying Notes to Financial Statements.

8

		Shares	Value ($)
Common Stocks (continued)
Financials – 21.2%
Capital Markets – 2.3%	Bank of New York Co., Inc.	170,000	5,994,200
	Federated Investors, Inc., Class B	280,000	9,466,800
	Morgan Stanley	102,000	7,436,820
	Capital Markets Total		22,897,820

Commercial Banks – 4.5%	National City Corp.	182,000	6,661,200
	PNC Financial Services Group, Inc.	75,000	5,433,000
	U.S. Bancorp	340,000	11,294,800
	Wachovia Corp. (a)	205,000	11,439,000
	Wells Fargo & Co.	265,000	9,587,700
	Commercial Banks Total		44,415,700

Diversified Financial Services – 3.5%	Citigroup, Inc.	440,000	21,854,800
	JPMorgan Chase & Co.	275,000	12,914,000
	Diversified Financial Services Total		34,768,800

Insurance – 8.0%	Arthur J. Gallagher & Co. (a)	280,000	7,467,600
	Axis Capital Holdings Ltd.	160,000	5,550,400
	Chubb Corp.	112,000	5,819,520
	Hartford Financial Services Group, Inc.	115,000	9,976,250
	Lincoln National Corp.	235,000	14,588,800
	MBIA, Inc. (a)	80,000	4,915,200
	St. Paul Travelers Companies, Inc.	205,000	9,612,450
	UnumProvident Corp. (a)	590,000	11,440,100
	Willis Group Holdings Ltd. (a)	245,000	9,310,000
	Insurance Total		78,680,320

Real Estate Investment Trusts	Archstone-Smith Trust	45,000	2,449,800
(REITs) – 1.5%	Equity Office Properties Trust (a)	64,000	2,544,640
	Kimco Realty Corp. (a)	75,000	3,215,250
	New Plan Excel Realty Trust (a)	190,000	5,139,500
	Vornado Realty Trust	10,500	1,144,500
	Real Estate Investment Trusts (REITs) Total		14,493,690

Thrifts & Mortgage Finance – 1.4%	Freddie Mac	212,000	14,061,960
	Thrifts & Mortgage Finance Total		14,061,960

Financials Total			209,318,290

Health Care – 9.5%
Pharmaceuticals – 9.5%	Abbott Laboratories	305,000	14,810,800
	AstraZeneca PLC, ADR (a)	190,000	11,875,000
	GlaxoSmithKline PLC, ADR (a)	240,000	12,775,200
	Merck & Co., Inc.	230,000	9,637,000
	Novartis AG, ADR	220,000	12,856,800
	Pfizer, Inc.	1,120,000	31,763,200
	Pharmaceuticals Total		93,718,000

Health Care Total			93,718,000

See Accompanying Notes to Financial Statements.

9

		Shares	Value ($)
Common Stocks (continued)
Industrials – 7.9%
Aerospace & Defense – 2.2%	Boeing Co. (a)	80,000	6,308,000
	Raytheon Co. (a)	95,000	4,560,950
	United Technologies Corp.	180,000	11,403,000
	Aerospace & Defense Total		22,271,950

Commercial Services & Supplies – 1.0%	Waste Management, Inc.	260,000	9,536,800
	Commercial Services & Supplies Total		9,536,800

Industrial Conglomerates – 3.7%	General Electric Co.	930,000	32,829,000
	Textron, Inc.	40,000	3,500,000
	Industrial Conglomerates Total		36,329,000

Machinery – 1.0%	Deere & Co. (a)	120,000	10,069,200
	Machinery Total		10,069,200

Industrials Total			78,206,950

Information Technology – 5.8%
Communications Equipment – 0.6%	Nokia Oyj, ADR	320,000	6,300,800
	Communications Equipment Total		6,300,800

Computers & Peripherals – 2.6%	Diebold, Inc. (a)	85,000	3,700,050
	Hewlett-Packard Co.	320,000	11,740,800
	International Business Machines Corp.	120,000	9,832,800
	Computers & Peripherals Total		25,273,650

IT Services – 0.8%	Automatic Data Processing, Inc.	175,000	8,284,500
	IT Services Total		8,284,500

Semiconductors & Semiconductor Equipment – 1.8%	Intel Corp.	450,000	9,256,500
	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (a)	840,001	8,064,006
	Semiconductors & Semiconductor Equipment Total		17,320,506

Information Technology Total			57,179,456

Materials – 1.8%
Chemicals – 1.4%	Dow Chemical Co.	175,000	6,821,500
	E.I. du Pont de Nemours & Co.	95,000	4,069,800
	Lyondell Chemical Co.	110,000	2,790,700
	Chemicals Total		13,682,000

Paper & Forest Products – 0.4%	Weyerhaeuser Co. (a)	62,000	3,814,860
	Paper & Forest Products Total		3,814,860

Materials Total			17,496,860

See Accompanying Notes to Financial Statements.

10

		Shares	Value ($)
Common Stocks (continued)
Telecommunication Services – 9.8%
Diversified Telecommunication Services – 8.4%	AT&T, Inc. (a)	610,000	19,861,600
	BellSouth Corp.	700,000	29,925,000
	Verizon Communications, Inc.	779,300	28,935,409
	Windstream Corp. (a)	288,800	3,809,272
	Diversified Telecommunication Services Total		82,531,281

Wireless Telecommunication Services – 1.4%	ALLTEL Corp.	90,000	4,995,000
	Sprint Nextel Corp.	540,000	9,261,000
	Wireless Telecommunication Services Total		14,256,000

Telecommunication Services Total			96,787,281

Utilities – 9.9%
Electric Utilities – 5.5%	American Electric Power Co., Inc.	110,000	4,000,700
	Duquesne Light Holdings, Inc. (a)	640,000	12,582,400
	Edison International	140,000	5,829,600
	Entergy Corp.	80,000	6,258,400
	Exelon Corp.	80,000	4,843,200
	FirstEnergy Corp.	80,000	4,468,800
	FPL Group, Inc.	90,000	4,050,000
	PPL Corp. (a)	180,000	5,922,000
	Southern Co. (a)	180,000	6,202,800
	Electric Utilities Total		54,157,900

Independent Power Producers & Energy Traders – 0.3%	TXU Corp.	40,000	2,500,800
	Independent Power Producers & Energy Traders Total		2,500,800

Multi-Utilities – 4.1%	Dominion Resources, Inc.	80,000	6,119,200
	Duke Energy Corp.	250,000	7,550,000
	KeySpan Corp.	320,000	13,164,800
	PG&E Corp. (a)	160,000	6,664,000
	Public Service Enterprise Group, Inc.	80,000	4,895,200
	Sempra Energy	40,000	2,010,000
	Multi-Utilities Total		40,403,200

Utilities Total			97,061,900
	Total Common Stocks (cost of $765,562,702)		896,290,437

Convertible Preferred Stocks – 3.1%
Financials – 2.7%
Capital Markets – 0.3%	Merrill Lynch & Co., Inc. 6.750% (a)	75,500	3,345,405
	Capital Markets Total		3,345,405

Insurance – 2.4%	Genworth Financial, Inc., 6.000%	150,000	5,670,000
	Metlife, Inc. 6.3750%	280,000	8,330,000
	XL Capital Ltd. 6.500%	370,000	8,436,000
	Platinum Underwriters Holdings Ltd., 6.000% (a)	50,000	1,525,000
	Insurance Total		23,961,000

Financials Total			27,306,405

See Accompanying Notes to Financial Statements.

11

		Shares	Value ($)
Convertible Preferred Stocks (continued)
Materials – 0.4%
Metals & Mining – 0.4%	Freeport-McMoRan Copper & Gold, Inc. 5.500%	3,100	3,894,375
	Metals & Mining Total		3,894,375

Materials Total			3,894,375
	Total Convertible Preferred Stocks (cost of $29,067,248)		31,200,780

Preferred Stocks – 0.1%
Utilities – 0.1%
Electric Utilities – 0.1%	Entergy Gulf States Inc., Series A, 7.000%	3,743	375,236
	Entergy Gulf States, Inc., 7.560%	10,000	1,011,875
	Electric Utilities Total		1,387,111

Utilities Total			1,387,111
	Total Preferred Stocks (cost of $1,355,028)		1,387,111

Securities Lending Collateral – 9.4%
	State Street Navigator Securities Lending Prime Portfolio (c)	92,870,894	92,870,894
	Total Securities Lending Collateral (cost of $92,870,894)		92,870,894

		Par ($)
Short-Term Obligation – 8.6%
	Repurchase agreement with State Street Bank & Trust Co., dated 09/29/06, due 10/02/06 at 4.950%, collateralized by a U.S. Treasury Note maturing 05/31/11, market value of $86,178,387 (repurchase proceeds $84,522,851)	84,488,000	84,488,000
	Total Short-Term Obligation (cost of $84,488,000)		84,488,000

	Total Investments – 112.2% (cost of $973,343,872)(d)		1,106,237,222

	Other Assets & Liabilities, Net – (12.1)%		(119,945,871)

	Net Assets – 100.0%		986,291,351

Notes to Investment Portfolio:

(a)	All or a portion of this security is on loan at September 30, 2006. The total market value of securities on loan at September 30, 2006 is $90,327,393.
(b)	Non-income producing security
(c)	Investment made with cash collateral received from securities lending activity.
(d)	Cost for federal income tax purposes is $973,905,592.

See Accompanying Notes to Financial Statements.

12

At September 30, 2006, the Fund held investments in the following sectors:

Sector (unaudited)	% of Net Assets
Financials	23.9%
Consumer Staples	10.1
Utilities	10.0
Telecommunication Services	9.8
Health Care	9.5
Industrials	7.9
Consumer Discretionary	7.5
Energy	7.4
Information Technology	5.8
Materials	2.2
94.1
Securities Lending Collateral	9.4
Short-Term Obligation	8.6
Other Assets & Liabilities, Net	(12.1)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities - Columbia Dividend Income Fund (September 30, 2006)

		($)
Assets	Investments, at cost	973,343,872
	Investments, at value (including securities on loan of $90,327,393)	1,106,237,222
	Cash	259
	Receivable for:
	Investments sold	59,864,563
	Fund shares sold	2,719,968
	Interest	23,234
	Dividends	1,954,621
	Expense reimbursement due from Investment Advisor	94,655
	Deferred Trustees’ compensation plan	82,373
	Other assets	4,192
	Total Assets	1,170,981,087

Liabilities	Collateral on securities loaned	92,870,894
	Payable for:
	Investments purchased	87,988,677
	Fund shares repurchased	2,477,602
	Investment advisory fee	535,008
	Administration fee	36,819
	Transfer agent fee	49,508
	Pricing and bookkeeping fees	12,290
	Trustees’ fees	341
	Custody fee	2,900
	Distribution and service fees	144,947
	Chief compliance officer expenses	1,873
	Deferred Trustees’ fees	82,373
	Other liabilities	486,504
	Total Liabilities	184,689,736

	Net Assets	986,291,351

Composition of Net Assets	Paid-in capital	969,470,035
	Overdistributed net investment income	(82,079)
	Accumulated net realized loss	(115,989,955)
	Net unrealized appreciation on investments	132,893,350
	Net Assets	986,291,351

See Accompanying Notes to Financial Statements.

14

Class A	Net assets	$345,594,698
	Shares outstanding	25,693,017
	Net asset value per share	$13.45	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($13.45/0.9425)	$14.27	(b)

Class B	Net assets	$57,643,590
	Shares outstanding	4,375,352
	Net asset value and offering price per share	$13.17	(a)

Class C	Net assets	$12,949,778
	Shares outstanding	983,649
	Net asset value and offering price per share	$13.17	(a)

Class G	Net assets	$1,576,385
	Shares outstanding	119,675
	Net asset value, offering and redemption price per share	$13.17	(a)

Class T	Net assets	$96,650,541
	Shares outstanding	7,185,113
	Net asset value, offering and redemption price per share	$13.45	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($13.45/0.9425)	$14.27	(b)

Class Z	Net assets	$471,876,359
	Shares outstanding	35,078,106
	Net asset value, offering and redemption price per share	$13.45

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

15

Statement of Operations - Columbia Dividend Income Fund

(For the Year Ended September 30, 2006)

		($)
Investment Income	Dividends	16,155,444
	Interest	828,703
	Securities lending	4,711
	Total Investment Income (net of foreign taxes of $114,385)	16,988,858

Expenses	Investment advisory fee	3,850,809
	Administration fee	371,171
	Distribution fee:
	Class B	135,122
	Class C	32,396
	Class G	13,429
	Service fee:
	Class A	85,857
	Class B	45,469
	Class C	10,809
	Class G	6,651
	Shareholder service fee-Class T	290,512
	Transfer agent fee	286,145
	Pricing and bookkeeping fees	132,913
	Trustees’ fees	29,654
	Custody fee	17,041
	Chief compliance officer expenses (See Note 4)	7,155
	Non-recurring costs (See Note 9)	4,969
	Other expenses	367,499
	Total Expenses	5,687,601

	Fees and expenses waived or reimbursed by Investment Advisor	(631,879)
	Fees and expenses waived or reimbursed by Transfer Agent	(12,872)
	Non-recurring costs assumed by Investment advisor (See Note 9)	(4,969)
	Custody earnings credit	(605)
	Net Expenses	5,037,276

	Net Investment Income	11,951,582

Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	28,015,321
	Net change in unrealized appreciation (depreciation) on investments	40,100,667
	Net Gain	68,115,988
	Net Increase in Net Assets from Operations	80,067,570

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets - Columbia Dividend Income Fund

	Year Ended September 30	2006 ($)	2005 ($)
Increase (Decrease) in Net Assets:
Operations	Net investment income	11,951,582	8,249,567
	Net realized gain on investments	28,015,321	8,581,689
	Net change in unrealized appreciation (depreciation) on investments	40,100,667	22,296,364
	Net Increase from Operations	80,067,570	39,127,620

Distributions Declared to Shareholders:	From net investment income:
	Class A	(648,677)	(357,318)
	Class B	(256,348)	(142,463)
	Class C	(62,537)	(32,507)
	Class G	(33,207)	(47,160)
	Class T	(2,049,109)	(1,662,095)
	Class Z	(9,666,130)	(5,177,094)
	Total Distributions Declared to Shareholders	(12,716,008)	(7,418,637)

Share Transactions	Class A:
	Subscriptions	14,664,593	21,781,034
	Proceeds received in connection with merger	306,683,062	—
	Distributions reinvested	421,960	220,237
	Redemptions	(10,599,828)	(3,073,652)
	Net Increase	311,169,787	18,927,619

	Class B:
	Subscriptions	3,801,913	9,590,976
	Proceeds received in connection with merger	39,248,817	—
	Distributions reinvested	213,676	117,335
	Redemptions	(5,367,904)	(2,399,995)
	Net Increase	37,896,502	7,308,316

	Class C:
	Subscriptions	3,423,725	2,188,684
	Proceeds received in connection with merger	6,162,977	—
	Distributions reinvested	44,818	21,719
	Redemptions	(1,202,581)	(562,289)
	Net Increase	8,428,939	1,648,114

	Class G:
	Subscriptions	43,680	133,105
	Distributions reinvested	31,110	44,844
	Redemptions	(2,016,575)	(3,469,119)
	Net Decrease	(1,941,785)	(3,291,170)

	Class T:
	Subscriptions	2,558,178	3,886,648
	Distributions reinvested	1,971,887	1,603,116
	Redemptions	(17,925,447)	(18,016,121)
	Net Decrease	(13,395,382)	(12,526,357)

	Class Z:
	Subscriptions	114,126,257	280,460,678
	Proceeds received in connection with merger	32,883,043	—
	Distributions reinvested	1,481,997	625,654
	Redemptions	(81,126,145)	(30,665,757)
	Net Increase	67,365,152	250,420,575
	Net Increase from Share Transactions	409,523,213	262,487,097
	Total Increase in Net Assets	476,874,775	294,196,080

Net Assets	Beginning of period	509,416,576	215,220,496
	End of period	986,291,351	509,416,576
	Undistributed (Overdistributed) net investment income at end of period	(82,079)	691,668

See Accompanying Notes to Financial Statements.

17

	Year Ended September 30	2006	2005
Changes in Shares	Class A:
	Subscriptions	1,151,230	1,856,286
	Issued in connection with merger	23,057,045	—
	Issued for distributions reinvested	33,397	18,682
	Redemptions	(840,573)	(260,817)
	Net Increase	23,401,099	1,614,151

	Class B:
	Subscriptions	307,365	842,820
	Issued in connection with merger	3,012,306	—
	Issued for distributions reinvested	17,355	10,161
	Redemptions	(436,148)	(210,560)
	Net Increase	2,900,878	642,421

	Class C:
	Subscriptions	268,366	192,318
	Issued in connection with merger	473,318	—
	Issued for distributions reinvested	3,637	1,883
	Redemptions	(98,232)	(49,277)
	Net Increase	647,089	144,924

	Class G:
	Subscriptions	3,588	11,785
	Issued for distributions reinvested	2,546	3,910
	Redemptions	(166,250)	(302,708)
	Net Decrease	(160,116)	(287,013)

	Class T:
	Subscriptions	206,844	332,237
	Issued for distributions reinvested	156,687	136,534
	Redemptions	(1,432,054)	(1,550,861)
	Net Decrease	(1,068,523)	(1,082,090)

	Class Z:
	Subscriptions	9,171,543	24,000,232
	Issued in connection with merger	2,471,719	—
	Issued for distributions reinvested	118,157	53,224
	Redemptions	(6,496,116)	(2,601,629)
	Net Increase	5,265,303	21,451,827

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares

	Year Ended September 30,			Period Ended September 30,
	2006	2005	2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$12.01	$10.80	$9.26	$9.01

Income from Investment Operations:
Net investment income (d)	0.26	0.25	0.18	0.11
Net realized and unrealized gain on investments	1.45	1.16	1.53	0.25
Total from Investment Operations	1.71	1.41	1.71	0.36

Less Distributions Declared to Shareholders:
From net investment income	(0.27)	(0.20)	(0.17)	(0.11)

Net Asset Value, End of Period	$13.45	$12.01	$10.80	$9.26
Total return (e)(f)	14.45%	13.10%	18.60%	4.02	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.05%	1.05%	1.36%	1.42	%(i)
Net investment income (h)	2.19%	2.11%	1.71%	1.38	%(i)
Waiver/reimbursement	0.12%	0.18%	0.06%	—	%(i)(j)
Portfolio turnover rate	52%	18%	44%	33	%(g)
Net assets, end of period (000’s)	$345,595	$27,534	$7,319	$564

(a)          On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)         The Fund changed its fiscal year end from October 31 to September 30.

(c)          Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)         Per share data was calculated using average shares outstanding during the period.

(e)          Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)            Had the Investment Advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)         Not annualized.

(h)         The benefits derived from custody credits had an impact of less than 0.01%.

(i)             Annualized.

(j)             Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Selected data for a share outstanding throughout each period is as follows:

Class B Shares

	Year Ended September 30,			Period Ended September 30,
	2006	2005	2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$11.77	$10.59	$9.08	$8.82

Income from Investment Operations:
Net investment income (d)	0.16	0.16	0.10	0.05
Net realized and unrealized gain on investments	1.42	1.13	1.50	0.26
Total from Investment Operations	1.58	1.29	1.60	0.31

Less Distributions Declared to Shareholders:
From net investment income	(0.18)	(0.11)	(0.09)	(0.05)

Net Asset Value, End of Period	$13.17	$11.77	$10.59	$9.08
Total return (e)(f)	13.55%	12.23%	17.69%	3.51	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.80%	1.80%	2.11%	2.34	%(i)
Net investment income (h)	1.30%	1.36%	0.94%	0.47	%(i)
Waiver/reimbursement	0.12%	0.18%	0.06%	—	%(i)(j)
Portfolio turnover rate	52%	18%	44%	33	%(g)
Net assets, end of period (000’s)	$57,644	$17,359	$8,808	$1,136

(a)          On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)         The Fund changed its fiscal year end from October 31 to September 30.

(c)          Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)         Per share data was calculated using average shares outstanding during the period.

(e)          Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)            Had the Investment Advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)         Not annualized.

(h)         The benefits derived from custody credits had an impact of less than 0.01%.

(i)             Annualized.

(j)             Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Selected data for a share outstanding throughout each period is as follows:

Class C Shares

	Year Ended September 30,			Period Ended September 30,
	2006	2005	2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$11.76	$10.58	$9.07	$8.82

Income from Investment Operations:
Net investment income (d)	0.16	0.16	0.10	0.07
Net realized and unrealized gain on investments	1.43	1.13	1.50	0.23
Total from Investment Operations	1.59	1.29	1.60	0.30

Less Distributions Declared to Shareholders:
From net investment income	(0.18)	(0.11)	(0.09)	(0.05)

Net Asset Value, End of Period	$13.17	$11.76	$10.58	$9.07
Total return (e)(f)	13.64%	12.24%	17.70%	3.41	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.80%	1.80%	2.11%	2.18	%(i)
Net investment income (h)	1.29%	1.36%	0.94%	0.95	%(i)
Waiver/reimbursement	0.12%	0.18%	0.06%	—	%(i)(j)
Portfolio turnover rate	52%	18%	44%	33	%(g)
Net assets, end of period (000’s)	$12,950	$3,959	$2,027	$152

(a)          On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)         The Fund changed its fiscal year end from October 31 to September 30.

(c)          Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)         Per share data was calculated using average shares outstanding during the period.

(e)          Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)            Had the Investment Advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)         Not annualized.

(h)         The benefits derived from custody credits had an impact of less than 0.01%.

(i)             Annualized.

(j)             Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Selected data for a share outstanding throughout each period is as follows:

Class G Shares

	Year Ended September 30,			Period Ended September 30,		Year Ended October 31,
	2006	2005	2004 (a)	2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$11.76	$10.58	$9.07	$8.36		$9.87		$10.37

Income from Investment Operations:
Net investment income (loss) (d)	0.16	0.16	0.10	0.05		(0.07)		(0.06)
Net realized and unrealized gain (loss) on investments	1.44	1.14	1.50	0.71		(1.05)		(0.11)
Total from Investment Operations	1.60	1.30	1.60	0.76		(1.12)		(0.17)

Less Distributions Declared to Shareholders:
From net investment income	(0.19)	(0.12)	(0.09)	(0.05)		—		—
From net realized gains	—	—	—	—		(0.39)		(0.33)
Total Distributions Declared to Shareholders	(0.19)	(0.12)	(0.09)	(0.05)		(0.39)		(0.33)

Net Asset Value, End of Period	$13.17	$11.76	$10.58	$9.07		$8.36		$9.87
Total return (e)(f)	13.70%	12.30%	17.71%	9.08	%(g)	(12.16)%		(1.71)%

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.71%	1.75%	2.14%	2.21	%(i)	2.17%		2.02%
Net investment income (loss) (h)	1.35%	1.38%	0.97%	0.71	%(i)	(0.72)%		(0.53)%
Waiver/reimbursement	0.12%	0.18%	0.03%	—	%(i)(j)	0.25%		0.24%
Portfolio turnover rate	52%	18%	44%	33	%(g)	65	%(k)	81%
Net assets, end of period (000’s)	$1,576	$3,291	$5,995	$9,650		$2,093		$2,286

(a)          On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)         The Fund changed its fiscal year end from October 31 to September 30.

(c)          On November 25, 2002, Galaxy Strategic Equity Fund, Retail B shares were redesignated Liberty Strategic Equity Fund, Class G shares.

(d)         Per share data was calculated using average shares outstanding during the period.

(e)          Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)            Had the Investment Advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)         Not annualized.

(h)         The benefits derived from custody credits had an impact of less than 0.01%.

(i)             Annualized.

(j)             Rounds to less than 0.01%.

(k)          Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See Accompanying Notes to Financial Statements.

22

Selected data for a share outstanding throughout each period is as follows:

Class T Shares

	Year Ended September 30,			Period Ended September 30,		Year Ended October 31,
	2006	2005	2004 (a)	2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$12.01	$10.80	$9.26	$8.54		$10.02		$10.46

Income from Investment Operations:
Net investment income (d)	0.25	0.24	0.17	0.11		0.01		0.03
Net realized and unrealized gain (loss) on investments	1.46	1.16	1.54	0.73		(1.08)		(0.11)
Total from Investment Operations	1.71	1.40	1.71	0.84		(1.07)		(0.08)

Less Distributions Declared to Shareholders:
From net investment income	(0.27)	(0.19)	(0.17)	(0.12)		(0.02)		(0.03)
From net realized gains	—	—	—	—		(0.39)		(0.33)
Total Distributions Declared to Shareholders	(0.27)	(0.19)	(0.17)	(0.12)		(0.41)		(0.36)

Net Asset Value, End of Period	$13.45	$12.01	$10.80	$9.26		$8.54		$10.02
Total return (e)(f)	14.39%	13.04%	18.50%	9.86	%(g)	(11.50)%		(0.83)%

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.10%	1.10%	1.45%	1.49	%(i)	1.40%		1.24%
Net investment income (h)	1.96%	2.06%	1.64%	1.42	%(i)	0.05%		0.25%
Waiver/reimbursement	0.12%	0.18%	0.04%	0.01	%(i)	0.29%		0.26%
Portfolio turnover rate	52%	18%	44%	33	%(g)	65	%(j)	81%
Net assets, end of period (000’s)	$96,651	$99,148	$100,803	$96,638		$6,578		$8,400

(a)          On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)         The Fund changed its fiscal year end from October 31 to September 30.

(c)          On November 25, 2002, Galaxy Strategic Equity Fund, Retail A shares were redesignated Liberty Strategic Equity Fund, Class T shares.

(d)         Per share data was calculated using average shares outstanding during the period.

(e)          Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)            Had the Investment Advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)         Not annualized.

(h)         The benefits derived from custody credits had an impact of less than 0.01%.

(i)             Annualized.

(j)             Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See Accompanying Notes to Financial Statements.

23

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares

	Year Ended September 30,			Period Ended September 30,		Year Ended October 31,
	2006	2005	2004 (a)	2003 (b)(c)		2002		2001
Net Asset Value, Beginning of Period	$12.01	$10.80	$9.26	$8.56		$10.03		$10.48

Income from Investment Operations:
Net investment income (d)	0.28	0.28	0.21	0.15		0.06		0.08
Net realized and unrealized gain (loss) on investments	1.47	1.16	1.53	0.72		(1.07)		(0.12)
Total from Investment Operations	1.75	1.44	1.74	0.87		(1.01)		(0.04)

Less Distributions Declared to Shareholders:
From net investment income	(0.31)	(0.23)	(0.20)	(0.17)		(0.07)		(0.08)
From net realized gains	—	—	—	—		(0.39)		(0.33)
Total Distributions Declared to Shareholders	(0.31)	(0.23)	(0.20)	(0.17)		(0.46)		(0.41)

Net Asset Value, End of Period	$13.45	$12.01	$10.80	$9.26		$8.56		$10.03
Total return (e)(f)	14.73%	13.38%	18.93%	10.22	%(g)	(11.07)%		(0.43)%

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	0.80%	0.80%	1.10%	1.02	%(i)	0.82%		0.75%
Net investment income (h)	2.27%	2.37%	1.98%	1.89	%(i)	0.63%		0.74%
Waiver/reimbursement	0.12%	0.18%	0.05%	0.02	%(i)	0.24%		0.21%
Portfolio turnover rate	52%	18%	44%	33	%(g)	65	%(j)	81%
Net assets, end of period (000’s)	$471,876	$358,125	$90,269	$73,276		$19,896		$102,909

(a)          On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)         The Fund changed its fiscal year end from October 31 to September 30.

(c)          On November 25, 2002, Galaxy Strategic Equity Fund, Trust shares were redesignated Liberty Strategic Equity Fund, Class Z shares.

(d)         Per share data was calculated using average shares outstanding during the period.

(e)          Total return at net asset value assuming all distributions reinvested.

(f)            Had the Investment Advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)         Not annualized.

(h)         The benefits derived from custody credits had an impact of less than 0.01%.

(i)             Annualized.

(j)             Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See Accompanying Notes to Financial Statements.

24

Notes to Financial Statements – Columbia Dividend Income Fund (September 30, 2006)

Note 1. Organization

Columbia Dividend Income Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

After the close of business on September 22, 2006, Columbia Utilities Fund, a separate series of Columbia Funds Series Trust I, merged into the Fund.

Investment Goals

The Fund seeks current income and capital appreciation.

Fund Shares

The Fund may issue an unlimited number of shares and offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Each share class has its own sales charge and expense structure.

Class A and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months of the time of the purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which the shares are purchased. Class G shares will convert to Class T shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is

25

responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund’s expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2006, permanent book and tax basis differences resulting primarily from differing treatments for REIT dividends and capital loss carryforwards were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(9,321)	$(118,251,470)	$118,260,791

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended September 30, 2006 and 2005 was as follows:

	September 30, 2006	September 30, 2005
Distributions paid from:
Ordinary Income*	$12,716,008	$7,418,637

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

26

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$ 89,551	$9,382,233	$132,331,630

*             The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, capital loss carryforwards and non-deductible deferred trustee fees.

Unrealized appreciation and depreciation at September 30, 2006, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$138,534,627
Unrealized depreciation	(6,202,997)
Net unrealized appreciation	$132,331,630

The following capital loss carryforwards, determined as of September 30, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$2,532,220
2009	96,865,401
2010	17,403,024
2011	4,211,493
2013	990,327
2014	2,808,003
Total	$124,810,468

Of the capital loss carryforwards attributable to the Fund, $2,945,383 (expiring September 30, 2011,) remain from the Columbia Dividend Income Fund merger with Galaxy Equity Income Fund. Total capital loss carryforwards acquired from the Galaxy Equity Income Fund were $22,957,800 of which $20,012,417 was utilized to offset current year gains. The availability of a portion of the remaining capital loss carryforward from the Galaxy Equity Income Fund may be limited in a given year.

Of the capital loss carryforwards attributable to the Fund, $121,865,085 ($2,532,220 expiring September 30, 2008, $96,865,401 expiring September 30, 2009, $17,403,024 expiring September 30, 2010, $1,266,110 expiring September 30, 2011, $990,327 expiring September 30, 2013, $2,808,003 expiring September 30, 2014) remain from the Columbia Dividend Income Fund merger with the Columbia Utilities Fund. The total capital loss carryforwards acquired in the current year from the Columbia Utilities Fund were $243,607,053 of which $121,301,784 was permanently lost and $440,184 was utilized to offset current year gains. The availability of a portion of the remaining capital loss carryforward from the Columbia Utilities Fund may be limited in a given year.

Capital loss carryforwards of $22,602,128 were utilized during the year ended September 30, 2006.

Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid in capital.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

27

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
$1 billion to $1.5 billion	0.60%
$1.5 billion to $3 billion	0.55%
$3 billion to $6 billion	0.53%
Over $6 billion	0.51%

For the year ended September 30, 2006, the Fund’s effective investment advisory fee rate was 0.70% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.067% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee (exclusive of out-of-pocket expenses and charges) shall not exceed $140,000.

Prior to November 1, 2005, Columbia received an annual fee based on the average daily net assets of the Fund and an additional annual fee of $10,000 due to the Fund’s multiple class structure. The annual pricing and bookkeeping rates were as follows:

Average Daily Net Assets	Annual Fee Rate
Under $50 million	$25,000
Over $50 million but less than $200 million	$35,000
Over $200 million but less than $500 million	$50,000
Over $500 million but less than $1 billion	$85,000
Over $1 billion	$125,000

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended September 30, 2006, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.024% of the Fund’s average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The annual rate was $15.23 prior to April 1, 2006. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Prior to November 1, 2005, the Transfer Agent received a fee, paid monthly at the annual rate of $28.00 per open account and was reimbursed for certain out-of-pocket expenses.

The Transfer Agent voluntarily waived $12,872 of its fees for the period October 1, 2005 through October 31, 2005 for the Fund. For the year ended September 30, 2006, the effective transfer agent fee rate, inclusive of out-of-pocket expenses and net of fee waivers for the Fund was 0.05% of the Fund’s average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund.

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For the year ended September 30, 2006, the Distributor has retained net underwriting discounts of $37,054 and $1,656 on sales of the Fund’s Class A and Class T shares, respectively. For the same period, the Distributor received net CDSC fees of $45,957, $1,875 and $3,746 on Class B, Class C and Class G share redemptions, respectively.

The Fund has adopted a Rule 12b-1 plan (the “Plan”), which allows the payment of a monthly distribution and service fee to the Distributor at an annual fee rate as follows:

Distribution Fee			Service Fee
Class B	Class C	Class G	Class A	Class B	Class C	Class G
0.75%	0.75%	0.65%	0.25%	0.25%	0.25%	0.50%

The Fund does not intend to pay total distribution and service fees in excess of 0.95% annually for Class G shares of the Fund. Of the 0.50% service fee for Class G shares, 0.25% relates to shareholder liaison services and 0.25% relates to administration support services.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T and Class Z shareholders by their financial advisor. Currently, the service plan has not been implemented with respect to the Fund’s Class Z shares. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% annually for Class T shareholder services fees.

Expense Limits and Fee Waivers

Columbia has contractually agreed to waive fees and reimburse the Fund through January 31, 2008, for certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed the annual rate of 0.80% of the Fund’s average daily net assets.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended September 30, 2006, the Fund paid $2,653 to Columbia for such services. This amount is included in “Other expenses” in the Statement of Operations.

Note 5. Portfolio Information

For the year ended September 30, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $344,608,057 and $288,573,500, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in “Other expenses” on the Statement of Operations. For the year ended September 30, 2006, the Fund did not borrow under this arrangement.

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Note 7. Shares of Beneficial Interest

As of September 30, 2006, one shareholder held 41.4% of the shares outstanding. The shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Securities Lending

The Fund commenced a securities lending program in August, 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Disclosure of Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc. (the “Distributor”)) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”). The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements”. The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to

30

the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

The MDL is ongoing. Accordingly, an estimate of the financial impact of the litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended September 30, 2006, Columbia has assumed $4,969 of legal, consulting services and Trustees’ fees incurred by the Fund in connection with these matters.

Note 10. Business Combinations & Mergers

On September 22, 2006, Columbia Utilities Fund merged into Columbia Dividend Income Fund. Columbia Dividend Income Fund received a tax-free transfer of assets from Columbia Utilities Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation(1)
29,014,388	$384,977,899	$47,796,171

Net Assets of Columbia Dividend Income Fund Prior to Combination	Net Assets of Columbia Utilities Fund Immediately Prior to Combination	Net Assets of Columbia Dividend Income Fund Immediately After Combination
$ 587,605,173	$384,977,899	$972,583,072

(1)  Unrealized appreciation is included in the Net Assets Received.

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Report of Independent Registered Public Accounting Firm

Columbia Dividend Income Fund

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Dividend Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Income Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Fund for fiscal periods ended on or prior to September 30, 2003 were audited by other independent accountants whose report dated November 14, 2003 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 27, 2006

32

Unaudited Information – Columbia Dividend Income Fund

Federal Income Tax Information

For the fiscal year ended September 30, 2006, the Fund designates long-term capitals gains of $9,382,233.

For non-corporate shareholders, 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2005 to September 30, 2006 may represent qualified dividend income. Final information will be provided in your 2006  1099-DIV Form.

100.00% of the ordinary income distributed by the Fund for the year ended September 30, 2006, qualifies for the corporate dividends received deduction.

33

Fund Governance – Columbia Dividend Income Fund

Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Disinterested Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office(1)	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)

Independent business executive since May, 2006; Executive Vice President-Strategy, United Airlines (airline) from December, 2002 to May, 2006; President, UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer, United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor) and Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)

Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006. Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 83, None

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Name, address and year of birth, Position with funds, Year first elected or appointed to office(1)	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)

Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 83, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)

Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)

(1)             In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2)             Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

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Name, address and year of birth, Position with funds, Year first elected or appointed to office(1)	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, other directorships held

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)

Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, Chairman of the Board of Directors, Enesco Group, Inc. (producer of giftware and home and garden decor products)

Interested Trustee

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider), and Reader’s Digest (publishing)

(3)             Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940, as amended (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

36

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)

Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Mary Joan Hoene (Born 1949)
100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Columbia Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)

Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC from September, 2004 to December, 2005; Vice President of Fund Administration from June, 2002 to September, 2004. Vice President of Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

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Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Ty S. Edwards (Born 1966)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)

Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Columbia Funds

Growth funds	Columbia Acorn Fund
Columbia Acorn Select
Columbia Acorn USA
Columbia Large Cap Growth Fund
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Growth Fund
Columbia Mid Cap Growth Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Growth Fund II
Core funds	Columbia Common Stock Fund
Columbia Large Cap Core Fund
Columbia Small Cap Core Fund
Value funds	Columbia Disciplined Value Fund
Columbia Dividend Income Fund
Columbia Large Cap Value Fund
Columbia Mid Cap Value Fund
Columbia Small Cap Value Fund I
Columbia Small Cap Value Fund II
Columbia Strategic Investor Fund
Asset Allocation/Hybrid funds	Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Balanced Fund
Columbia Liberty Fund
Columbia LifeGoalTM Balanced Growth Portfolio
Columbia LifeGoalTM Growth Portfolio
Columbia LifeGoalTM Income Portfolio
Columbia LifeGoalTM Income and Growth Portfolio
Columbia Masters Global Equity Portfolio
Columbia Masters Heritage Portfolio
Columbia Masters International Equity Portfolio
Columbia Thermostat Fund
Index funds	Columbia Large Cap Enhanced Core Fund
Columbia Large Cap Index Fund
Columbia Mid Cap Index Fund
Columbia Small Cap Index Fund
Specialty funds	Columbia Convertible Securities Fund
Columbia Real Estate Equity Fund
Columbia Technology Fund
Global/International funds	Columbia Acorn International
Columbia Acorn International Select
Columbia Global Value Fund
Columbia Greater China Fund
Columbia International Stock Fund
Columbia International Value Fund
Columbia Marsico International Opportunities Fund
Columbia Multi-Advisor International Equity Fund
Columbia World Equity Fund

39

Taxable Bond funds	Columbia Conservative High Yield Fund
Columbia Core Bond Fund
Columbia Federal Securities Fund
Columbia High Income Fund
Columbia High Yield Opportunity Fund
Columbia Income Fund
Columbia Intermediate Bond Fund
Columbia Short Term Bond Fund
Columbia Strategic Income Fund
Columbia Total Return Bond Fund
Columbia U.S. Treasury Index Fund
Tax-Exempt Bond funds	Columbia California Tax-Exempt Fund
Columbia California Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia High Yield Municipal Fund
Columbia Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Tax-Exempt Fund
Columbia Virginia Intermediate Municipal Bond Fund
Money Market funds	Columbia California Tax-Exempt Reserves
Columbia Cash Reserves
Columbia Connecticut Municipal Reserves
Columbia Government Plus Reserves
Columbia Government Reserves
Columbia Massachusetts Municipal Reserves
Columbia Money Market Reserves
Columbia Municipal Reserves
Columbia New York Tax-Exempt Reserves
Columbia Prime Reserves
Columbia Tax-Exempt Reserves
Columbia Treasury Reserves

For complete product information on any Columbia Fund, visit our website at www.columbiafunds.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual Investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

40

Important Information About This Report

Columbia Dividend Income Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Dividend Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual Investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

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Columbia Dividend Income Fund

Annual Report – September 30, 2006

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/114443-0906 (11/06) 06/30965

Columbia Liberty Fund

Annual Report – September 30, 2006

NOT FDIC INSURED	May Lose Value
No Bank Guarantee

Economic Update	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers’ Report	4

Fund Profile	6

Investment Portfolio	7

Statement of Assets and Liabilities	21

Statement of Operations	23

Statement of Changes in Net Assets	24

Financial Highlights	26

Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	38

Unaudited Information	39

Fund Governance	40

Important Information About This Report	45

The views expressed in the President’s Message and Portfolio Managers’ Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message

September 30, 2006

Dear Shareholder,

Over the past few years, you’ve heard a lot about change here at Columbia Funds as we’ve streamlined our fund offerings, reduced our expenses and enhanced the different ways that you can do business with us. Our goal in all these matters has been to make investing easier and more convenient — and to ensure that you find the range of financial choices and services that you expect from one of the nation’s leading financial companies.

As 78 million baby boomers move closer to retirement, we are also mindful that retirement is the single most important financial goal for many Americans. To that end we have committed considerable resources to ensure that you can find a wide range of choices at Columbia Funds, whether you are just beginning to invest for retirement or preparing to turn your retirement savings into income. If you haven’t done so already, we suggest that you work closely with your financial adviser to draw up a personal investment plan that is based on what you’ll require for your future. We continue to look for new ways to help meet the unique needs of all our investors — especially those who are approaching retirement.

Change is a constant in our lives, but one thing that does not change is our commitment to continue to improve your investment and service experiences. At Columbia Management, we understand that you have a choice of financial providers and we want you to remain satisfied with your decision to invest with us — now and in the years to come.

As you read the following message from the manager or managers of your Columbia funds, keep in mind that investing is often a long-term undertaking. While it’s important to review the performance and market environment of the most recent period, it’s essential to evaluate this information with your goal, time horizon and risk tolerance in mind.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Columbia Liberty Fund

The US economy grew at a solid but uneven pace during the 12-month period that began October 1, 2005 and ended September 30, 2006. Gross domestic product (GDP) expanded at an estimated annualized rate of approximately 3.5% as job growth provided support for consumer spending and rising profits freed up cash for business spending. Personal income also rose.

Yet, these overall measures masked a host of challenges, which led to considerable volatility during the 12-month period. Early in the period, the economy reeled from the effects of hurricanes Katrina and Rita, which devastated the Gulf Coast late last summer. The twin storms disrupted the flow of energy products and left millions of Americans without homes or jobs. Consumer confidence plummeted in the wake of the storms. The impact on the labor market was actually less than anticipated. However, economic growth fell to a mere 1.8% in the fourth quarter of 2005.

The economy regained considerable momentum early in 2006. GDP growth rebounded to 5.6%. Job growth resumed at a healthy pace, and consumer confidence rebounded. Yet, the once strong housing market showed signs of serious slowing. Inflation edged higher as record-high energy prices took a bigger bite out of household budgets and the overall pace of economic growth slowed. After 17 consecutive short-term interest rate hikes, the Fed took no action in its August and September meetings, a potential indication that it feels comfortable, at least for now, that inflation is under control. The federal funds rate, a key short-term lending rate, ended the period at 5.25%.

Stocks moved higher

Despite bouts of volatility, the S&P 500 Index—a broad measure of large company stock market performance—returned 10.79% for this reporting period, gaining considerable ground in the last month of the period. Large-, mid- and small-cap stocks generated similar returns as measured by their respective Russell indices. However, large-caps took the lead in the final months of the period and edged out both mid- and small-caps by a small margin. The Russell 1000 Index returned 10.25%, the Russell Midcap Index returned 9.57% and the Russell 2000 Index returned 9.92%.(1) Foreign stock markets generally did better than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada returned 19.16%. Japanese stocks, which account for a substantial percentage of the foreign index, contributed to the index’s strong gains but gave back some returns as they reversed course in the final months of the period.

Bonds bounced back

The US bond market delivered modest but positive returns, as interest rates spiked higher, then edged lower in the last three months of the period. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 4.64%—just slightly higher than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 3.67% for the 12-month period. High-yield bonds led the fixed income markets, reflecting investor confidence about the overall resilience of the economy. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 7.90%.

(1)          The Russell 1000 Index tracks the performance of 1000 of the largest US companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Summary

For the 12-month period ended September 30, 2006

•      Despite bouts of volatility, the broad stock market, as measured by the S&P 500 Index, returned 10.79%. Foreign stocks did better than domestic stocks, as measured by the Morgan Stanley Capital International (MSCI) EAFE Index.

S&P Index	MSCI Index

10.79%	19.16%

•      Investment-grade bonds rebounded in the final months of the period, lifting the Lehman Brothers U.S. Aggregate Bond Index to a positive return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the fixed-income markets.

Lehman Index	Merrill Lynch Index

3.67%	7.90%

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The MSCI EAFE Index (Europe, Australia, Far East) is a free float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

1

Performance Information – Columbia Liberty Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/96 – 09/30/06 ($)

sales charge	without	with
Class A	18,447	17,387
Class B	17,096	17,096
Class C	17,084	17,084
Class Z	19,662	n/a

Growth of a $10,000 investment 10/01/96 – 09/30/06

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Liberty Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Average annual total return as of 09/30/06 (%)

Share class	A		B		C		Z
Inception	04/30/82		05/05/92		08/01/97		07/31/95
Sales charge	without	with	without	with	without	with	without
1-year	7.47	1.29	6.55	1.55	6.56	5.56	7.60
5-year	5.63	4.38	4.84	4.50	4.82	4.82	5.85
10-year	6.31	5.69	5.51	5.51	5.50	5.50	6.99

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (5% in the first year, declining to 1% in the sixth year and eliminated thereafter) for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class C is a newer class of shares. Its performance information includes returns of the fund’s Class B shares for periods prior to the inception of Class C shares. Class B shares would have substantially similar annual returns because Class B and Class C shares generally have similar expense structures. Class A shares were initially offered on April 30, 1982, Class B shares were initially offered on May 5, 1992, Class C shares were initially offered on August 1, 1997 and Class Z shares were initially offered on July 31, 1995.

2

Understanding Your Expenses – Columbia Liberty Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•      For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•      For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.              Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.              In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

04/01/06 – 09/30/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,015.69	1,020.21	4.90	4.91	0.97
Class B	1,000.00	1,000.00	1,011.78	1,016.44	8.67	8.69	1.72
Class C	1,000.00	1,000.00	1,011.88	1,016.44	8.67	8.69	1.72
Class Z	1,000.00	1,000.00	1,015.79	1,021.41	3.69	3.70	0.73

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Portfolio Managers’ Report – Columbia Liberty Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share
as of 09/30/06 ($)

Class A	8.79
Class B	8.78
Class C	8.76
Class Z	9.34

Distributions declared per share
10/01/05 – 09/30/06 ($)

Class A	0.19
Class B	0.12
Class C	0.12
Class Z	0.21

“We plan to stay active in managing both interest-rate sensitivity and sector exposure.”

For the 12-month period ended September 30, 2006, Columbia Liberty Fund Class A shares returned 7.47% without sales charge. The fund’s return fell between the returns of its two benchmarks, the S&P 500 Index, which returned 10.79% and the Lehman Brothers U.S. Aggregate Bond Index, which returned 3.67%.(1) The fund invests in a mix of high quality stocks and investment-grade bonds. The fund’s return was slightly lower than the 7.58% average return of its peer group, the Morningstar Moderate Allocation Category.(2)

During the period we reduced the fund’s equity exposure from approximately 63.7% to 62% and added modestly to the fund’s positions in investment grade bonds and cash equivalents. This slight underweight in equities detracted from performance during the period, because equities outperformed fixed income by a significant margin. However, we believe the fund is prudently allocated to accommodate a period of slower growth going forward.

Emphasis on large cap stocks aided performance

Within the equity portion of the portfolio, the fund emphasized large cap stocks over small cap stocks. This turned out to be a good tactical decision since large-caps outperformed small-caps as economic growth slowed during the period. Historically, investors have leaned toward large caps when growth slows because they tend to be more resilient than smaller companies in a challenging environment. A position in international stocks also aided performance with double-digit gains for the period.

Both growth and value stocks made a positive contribution to the fund’s return. However, the fund’s allocation to value stocks underperformed its benchmark while the fund’s allocation to growth stocks outperformed its benchmark.

Fixed income allocation produced mixed results

The fixed income markets trailed the equity markets during the reporting period as rising interest rates put a damper on returns. As a result, the fund’s slight overweight in fixed income detracted from its return. Approximately 42% of the fund’s assets were committed to fixed income compared to a neutral allocation of 40%. In addition, the fund’s fixed income return was slightly lower than its benchmark.

Looking ahead

We expect the US economy to expand at relatively modest pace through the end of the year and into 2007. With energy costs and long-term interest rates edging lower, inflation is likely to remain benign, which should keep the Federal Reserve Board on the sidelines, holding short-term interest rates steady. The housing market is soft and

(1)          The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US Stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

(2)          ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an “expert” under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

4

Portfolio Managers’ Report (continued) – Columbia Liberty Fund personal consumption growth is likely to slow. However, these could be offset somewhat by gains in capital spending. In this environment, we plan to stay active in managing both interest-rate sensitivity and sector exposure. We believe the fund is appropriately positioned for an environment of slower economic growth and potentially steady to declining interest rates.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

International investing may involve certain risks, including, but not limited to, foreign taxation, currency fluctuations, risks associated with possible differences in financial markets and other monetary and political risks.

Top 5 equity sectors
as of 09/30/06 (%)

Financials	13.2
Information technology	9.3
Consumer – discretionary	8.4
Industrials	7.5
Health care	7.2

Top 10 equity holdings
as of 09/30/06 (%)

General Electric Co.	1.4
Citigroup, Inc.	1.2
Bank of New York Co., Inc.	1.0
Merrill Lynch & Co., Inc.	1.0
JPMorgan Chase & Co.	0.9
United Technologies Corp.	0.9
Microsoft Corp.	0.8
American International Group, Inc.	0.8
Altria Group, Inc.	0.8
Novartis AG	0.7

Portfolio structure

as of 09/30/06 (%)

Common stock	61.7
Mortgage-backed securities	10.3
Corporate fixed-income bonds & notes	8.7
Government agencies & obligations	6.8
Collateralized mortgage obligations	4.6
Securities lending collateral	3.2
Cash, net receivables & payables	2.0
Commercial mortgage-backed securities	2.0
Asset-backed securities	0.7

Sector breakdowns, portfolio holdings and portfolio structure are calculated as a percentage of net assets.

5

Fund Profile – Columbia Liberty Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

+7.47% Class A shares (without sales charge)

+10.79% S&P 500 Index

+3.67% Lehman Brothers U.S. Aggregate Bond Index

Summary

•                  For the 12-month period ended September 30, 2006, the fund’s Class A shares returned 7.47% without sales charge.

•                  The fund performed in line with its peer group in a period that was generally more favorable for equities than bonds.

•                  A slight underweight in equities detracted from performance during the period, because equities outperformed fixed income by a significant margin.

Portfolio Management

Vikram Kuriyan, PhD is the lead manager for the fund and has managed the fund since August 2005. He has been with the advisor or its predecessors or affiliate organizations since 2000.

Karen Wurdack has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

Dr. Kuriyan and Ms. Wurdack are responsible for allocating the fund’s assets among the various asset classes. The investment decisions for each asset class are made by investment professionals with particular expertise in that class.

6

Investment Portfolio – Columbia Liberty Fund (September 30, 2006)

Common Stocks – 61.7%

		Shares	Value ($)
Consumer Discretionary – 8.4%
Automobiles – 0.3%	Harley-Davidson, Inc.	13,000	815,750
	Suzuki Motor Corp.	46,900	1,194,057
	Automobiles Total		2,009,807

Diversified Consumer Services – 0.2%	Sotheby’s	38,716	1,248,204
	Diversified Consumer Services Total		1,248,204

Hotels, Restaurants & Leisure – 1.4%	China Travel International Inv HK	2,442,000	539,067
	Las Vegas Sands Corp. (b)	35,292	2,412,208
	McDonald’s Corp.	48,206	1,885,819
	Starwood Hotels & Resorts Worldwide, Inc.	65,500	3,745,945
	Hotels, Restaurants & Leisure Total		8,583,039

Household Durables – 0.9%	Centex Corp. (a)	3,000	157,860
	Japan General Estate Co. Ltd.	28,100	674,693
	Koninklijke Philips Electronics NV	30,559	1,069,399
	Lennar Corp., Class A	3,400	153,850
	Newell Rubbermaid, Inc.	54,700	1,549,104
	Sharp Corp.	50,000	859,895
	Sumitomo Forestry Co., Ltd.	100,000	1,041,279
	Household Durables Total		5,506,080

Media – 2.2%	Comcast Corp., Class A (b)	63,500	2,339,975
	EchoStar Communications Corp., Class A (a)	28,700	939,638
	EMI Group PLC	249,726	1,244,265
	Lamar Advertising Co., Class A (a)(b)	16,300	870,583
	News Corp., Class A	225,500	4,431,075
	Reed Elsevier PLC	143,200	1,587,234
	Time Warner, Inc.	20,800	379,184
	Viacom, Inc., Class B (b)	43,500	1,617,330
	Media Total		13,409,284

Multi-Line Retail – 1.1%	Federated Department Stores, Inc.	61,328	2,649,983
	J.C. Penney Co., Inc.	3,365	230,132
	Kohl’s Corp. (b)	23,100	1,499,652
	Target Corp.	34,900	1,928,225
	Multi-Line Retail Total		6,307,992

Specialty Retail – 1.8%	Esprit Holdings Ltd.	164,000	1,486,960
	GameStop Corp., Class A (a)(b)	23,800	1,101,464
	Office Depot, Inc. (b)	91,250	3,622,625
	OfficeMax, Inc.	30,000	1,222,200
	Staples, Inc.	42,400	1,031,592
	TJX Companies, Inc.	55,800	1,564,074
	Yamada Denki Co., Ltd.	11,200	1,127,674
	Specialty Retail Total		11,156,589

Textiles, Apparel & Luxury Goods – 0.5%	Adidas AG	21,143	995,816
	LVMH Moet Hennessy Louis Vuitton SA	6,890	708,755
	Swatch Group AG	5,300	1,023,097
	Textiles, Apparel & Luxury Goods Total		2,727,668

Consumer Discretionary Total			50,948,663

See Accompanying Notes to Financial Statements.

7

		Shares	Value ($)
Consumer Staples – 5.6%
Beverages – 2.1%	Anheuser-Busch Companies, Inc.	79,900	3,796,049
	Coca-Cola Co.	28,900	1,291,252
	Coca-Cola Enterprises, Inc.	68,300	1,422,689
	Diageo PLC	63,325	1,117,889
	Diageo PLC, ADR	25,826	1,834,679
	PepsiCo, Inc.	25,368	1,655,516
	Pernod-Ricard SA	6,857	1,425,860
	Beverages Total		12,543,934

Food & Staples Retailing – 0.8%	Aeon Co., Ltd.	42,300	1,040,117
	CVS Corp.	36,900	1,185,228
	Kroger Co.	32,900	761,306
	Wal-Mart Stores, Inc.	36,300	1,790,316
	Food & Staples Retailing Total		4,776,967

Food Products – 1.0%	Cadbury Schweppes PLC, ADR (a)	35,400	1,514,058
	Campbell Soup Co. (a)	33,500	1,222,750
	Danisco A/S	22,057	1,786,973
	Kraft Foods, Inc., Class A (a)	32,100	1,144,686
	Tyson Foods, Inc., Class A (a)	34,500	547,860
	Food Products Total		6,216,327

Household Products – 0.7%	Colgate-Palmolive Co.	18,400	1,142,640
	Energizer Holdings, Inc. (b)	12,400	892,676
	Procter & Gamble Co.	39,300	2,435,814
	Household Products Total		4,471,130

Tobacco – 1.0%	Altria Group, Inc.	59,554	4,558,859
	Loews Corp. – Carolina Group	26,000	1,440,140
	Tobacco Total		5,998,999

Consumer Staples Total			34,007,357

Energy – 5.2%
Energy Equipment & Services – 1.2%	ENSCO International, Inc. (a)	9,000	394,470
	Halliburton Co.	91,174	2,593,900
	National-Oilwell Varco, Inc. (b)	18,300	1,071,465
	Rowan Companies, Inc.	9,300	294,159
	Schlumberger Ltd.	24,260	1,504,848
	Transocean, Inc. (b)	17,400	1,274,202
	Energy Equipment & Services Total		7,133,044

Oil, Gas & Consumable Fuels – 4.0%	China Petroleum & Chemical Corp., Class H	1,294,000	798,513
	ConocoPhillips	34,227	2,037,534
	Devon Energy Corp.	15,000	947,250
	EnCana Corp.	52,400	2,446,556
	Exxon Mobil Corp.	36,102	2,422,444
	Hess Corp.	28,800	1,192,896
	Marathon Oil Corp.	35,681	2,743,869
	Newfield Exploration Co. (b)	10,200	393,108
	Norsk Hydro ASA	36,520	817,525

See Accompanying Notes to Financial Statements.

8

		Shares	Value ($)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)	Occidental Petroleum Corp.	68,300	3,285,913
	Statoil ASA	31,388	743,614
	Total SA	35,892	2,365,240
	Total SA, ADR	23,800	1,569,372
	Williams Companies, Inc.	60,900	1,453,683
	XTO Energy, Inc.	33,640	1,417,253
	Oil, Gas & Consumable Fuels Total		24,634,770

Energy Total			31,767,814

Financials – 13.2%
Capital Markets – 3.6%	Bank of New York Co., Inc.	171,244	6,038,063
	Deutsche Bank AG, Registered Shares	9,300	1,122,510
	Franklin Resources, Inc.	18,900	1,998,675
	Goldman Sachs Group, Inc.	5,700	964,269
	JAFCO Co., Ltd.	13,800	699,570
	Mediobanca S.p.A.	45,281	986,737
	Mellon Financial Corp.	31,800	1,243,380
	Merrill Lynch & Co., Inc.	76,642	5,994,937
	Nomura Holdings, Inc.	50,400	885,700
	Nuveen Investments, Inc., Class A (a)	20,500	1,050,215
	UBS AG, Registered Shares	18,561	1,108,825
	Capital Markets Total		22,092,881

Commercial Banks – 4.0%	Banco Santander Central Hispano SA	50,266	793,855
	Cassa di Risparmio di Firenze S.p.A.	229,104	696,512
	Depfa Bank PLC	84,921	1,568,347
	Deutsche Postbank AG	14,508	1,099,772
	Marshall & Ilsley Corp. (a)	40,281	1,940,738
	Mitsubishi UFJ Financial Group, Inc.	175	2,244,520
	National Bank of Greece SA	37,822	1,621,338
	PNC Financial Services Group, Inc.	38,329	2,776,553
	SunTrust Banks, Inc.	10,300	795,984
	U.S. Bancorp	101,813	3,382,228
	UniCredito Italiano S.p.A.	88,030	729,660
	UnionBanCal Corp.	6,300	383,670
	Wachovia Corp.	37,237	2,077,825
	Wells Fargo & Co.	110,896	4,012,217
	Commercial Banks Total		24,123,219

Diversified Financial Services – 2.3%	CIT Group, Inc.	9,300	452,259
	Citigroup, Inc.	142,039	7,055,077
	JPMorgan Chase & Co.	121,228	5,692,867
	Nasdaq Stock Market, Inc. (a)(b)	33,500	1,013,040
	Diversified Financial Services Total		14,213,243

Insurance – 2.4%	AMBAC Financial Group, Inc.	40,397	3,342,852
	American International Group, Inc.	69,597	4,611,497
	Assicurazioni Generali S.p.A.	27,417	1,024,588
	AXA	18,167	668,887
	Genworth Financial, Inc., Class A	47,100	1,648,971

See Accompanying Notes to Financial Statements.

9

		Shares	Value ($)
Financials (continued)
Insurance (continued)	Hartford Financial Services Group, Inc.	20,810	1,805,268
	Prudential PLC	103,456	1,283,456
	Insurance Total		14,385,519

Real Estate Investment Trusts (REITs) – 0.5%	Archstone-Smith Trust	15,960	868,862
	Kimco Realty Corp.	22,408	960,631
	ProLogis	17,800	1,015,668
	Real Estate Investment Trusts (REITs) Total		2,845,161

Real Estate Management & Development – 0.1%	NTT Urban Development Corp.	102	817,706
	Real Estate Management & Development Total		817,706

Thrifts & Mortgage Finance – 0.3%	Golden West Financial Corp.	20,200	1,560,450
	Thrifts & Mortgage Finance Total		1,560,450

Financials Total			80,038,179

Health Care – 7.2%
Biotechnology – 1.0%	Amgen, Inc. (a)	31,200	2,231,736
	Amylin Pharmaceuticals, Inc. (a)(b)	18,900	832,923
	Genentech, Inc. (a)	14,100	1,166,070
	Genzyme Corp. (a)	17,600	1,187,472
	Vertex Pharmaceuticals, Inc. (a)(b)	22,100	743,665
	Biotechnology Total		6,161,866

Health Care Providers & Services – 1.5%	Aetna, Inc.	29,990	1,186,105
	Caremark Rx, Inc.	21,420	1,213,871
	CIGNA Corp.	8,999	1,046,764
	Humana, Inc. (b)	26,900	1,777,821
	Quest Diagnostics, Inc.	27,786	1,699,392
	Rhoen-Klinikum AG	15,466	693,699
	WellPoint, Inc. (b)	20,400	1,571,820
	Health Care Providers & Services Total		9,189,472

Life Sciences Tools & Services – 0.8%	Covance, Inc. (b)	25,400	1,686,052
	Thermo Electron Corp. (a)(b)	74,080	2,913,566
	Life Sciences Tools & Services Total		4,599,618

Pharmaceuticals – 3.9%	Abbott Laboratories	33,900	1,646,184
	AstraZeneca PLC, ADR	45,700	2,856,250
	GlaxoSmithKline PLC	49,743	1,324,291
	GlaxoSmithKline PLC, ADR	13,282	707,001
	Johnson & Johnson	62,600	4,065,244
	Novartis AG, ADR	60,056	3,509,673
	Novartis AG, Registered Shares	17,742	1,034,899
	Novo-Nordisk A/S, Class B	15,456	1,147,449
	Pfizer, Inc.	157,647	4,470,869
	Sanofi-Aventis	15,323	1,362,849
	Sanofi-Aventis, ADR	11,900	529,193
	Takeda Pharmaceutical Co., Ltd.	15,700	981,129
	Pharmaceuticals Total		23,635,031

Health Care Total			43,585,987

See Accompanying Notes to Financial Statements.

10

		Shares	Value ($)
Industrials – 7.5%
Aerospace & Defense – 2.3%	Boeing Co.	49,800	3,926,730
	General Dynamics Corp.	21,154	1,516,107
	L-3 Communications Holdings, Inc.	27,550	2,157,991
	Precision Castparts Corp.	18,600	1,174,776
	United Technologies Corp.	81,916	5,189,379
	Aerospace & Defense Total		13,964,983

Commercial Services & Supplies – 0.8%	Dun & Bradstreet Corp. (b)	13,100	982,369
	Manpower, Inc.	18,000	1,102,860
	Waste Management, Inc.	77,800	2,853,704
	Commercial Services & Supplies Total		4,938,933

Construction & Engineering – 0.4%	Bilfinger Berger AG	13,635	807,799
	Foster Wheeler Ltd. (a)(b)	37,100	1,431,689
	Construction & Engineering Total		2,239,488

Electrical Equipment – 1.3%	ABB Ltd., ADR	122,784	1,618,293
	Dongfang Electrical Machinery Co., Ltd., Class H	610,000	1,060,202
	Emerson Electric Co.	29,800	2,499,028
	Schneider Electric SA	10,700	1,192,085
	Vestas Wind Systems A/S (b)	51,277	1,365,416
	Electrical Equipment Total		7,735,024

Industrial Conglomerates – 1.6%	General Electric Co.	243,040	8,579,312
	Siemens AG, Registered Shares	17,348	1,511,207
	Industrial Conglomerates Total		10,090,519

Machinery – 0.3%	Mitsubishi Heavy Industries, Ltd.	215,000	892,875
	Sandvik AB	75,981	869,312
	Machinery Total		1,762,187

Road & Rail – 0.6%	Burlington Northern Santa Fe Corp.	13,200	969,408
	East Japan Railway Co.	198	1,387,426
	Norfolk Southern Corp.	25,500	1,123,275
	Road & Rail Total		3,480,109

Trading Companies & Distributors – 0.2%	Mitsubishi Corp.	56,100	1,059,338
	Trading Companies & Distributors Total		1,059,338

Industrials Total			45,270,581

Information Technology – 9.3%
Communications Equipment – 1.9%	Cisco Systems, Inc. (b)	196,435	4,518,005
	CommScope, Inc. (b)	41,800	1,373,548
	Motorola, Inc.	45,300	1,132,500
	Nokia Oyj	57,605	1,133,486
	Nokia Oyj, ADR	48,400	952,996
	Research In Motion Ltd. (b)	15,400	1,580,964
	Telefonaktiebolaget LM Ericsson, Class B	262,472	904,449
	Communications Equipment Total		11,595,948

See Accompanying Notes to Financial Statements.

11

		Shares	Value ($)
Information Technology (continued)
Computers & Peripherals – 1.5%	Apple Computer, Inc. (b)	26,600	2,048,998
	Hewlett-Packard Co.	105,300	3,863,457
	International Business Machines Corp.	30,500	2,499,170
	QLogic Corp. (b)	40,000	756,000
	Computers & Peripherals Total		9,167,625

Electronic Equipment & Instruments – 0.9%	Agilent Technologies, Inc. (b)	54,400	1,778,336
	Amphenol Corp., Class A	12,500	774,125
	AU Optronics Corp., ADR	46,607	664,156
	Hoya Corp.	19,300	730,019
	Keyence Corp.	3,400	785,649
	Trimble Navigation Ltd. (b)	16,700	786,236
	Electronic Equipment & Instruments Total		5,518,521

Internet Software & Services – 1.3%	Akamai Technologies, Inc. (a)(b)	32,100	1,604,679
	aQuantive, Inc. (a)(b)	34,500	814,890
	eBay, Inc. (b)	46,500	1,318,740
	Google, Inc., Class A (b)	10,316	4,146,001
	Internet Software & Services Total		7,884,310

IT Services – 0.6%	Automatic Data Processing, Inc.	33,800	1,600,092
	Cognizant Technology Solutions Corp., Class A (b)	18,200	1,347,892
	First Data Corp.	19,600	823,200
	IT Services Total		3,771,184

Semiconductors & Semiconductor Equipment – 1.6%	Fairchild Semiconductor International, Inc. (b)	42,800	800,360
	Intel Corp.	200,700	4,128,399
	MEMC Electronic Materials, Inc. (a)(b)	21,700	794,871
	NVIDIA Corp. (b)	28,200	834,438
	Samsung Electronics Co., Ltd., GDR, Registered Shares (d)	2,736	956,158
	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	104,381	1,002,058
	Texas Instruments, Inc.	35,820	1,191,015
	Semiconductors & Semiconductor Equipment Total		9,707,299

Software – 1.5%	Adobe Systems, Inc. (b)	23,200	868,840
	Intuit, Inc. (b)	26,500	850,385
	Microsoft Corp.	186,675	5,101,828
	Oracle Corp. (b)	85,800	1,522,092
	SAP AG	3,141	622,208
	Software Total		8,965,353

Information Technology Total			56,610,240

Materials – 2.2%
Chemicals – 1.1%	Air Products & Chemicals, Inc.	28,300	1,878,271
	Linde AG	18,701	1,763,295
	Monsanto Co.	27,664	1,300,485
	Rohm & Haas Co.	24,400	1,155,340
	Shin-Etsu Chemical Co., Ltd.	14,200	905,347
	Chemicals Total		7,002,738

See Accompanying Notes to Financial Statements.

12

		Shares	Value ($)
Materials (continued)
Construction Materials – 0.5%	Holcim Ltd., Registered Shares	23,870	1,949,190
	Vulcan Materials Co.	13,500	1,056,375
	Construction Materials Total		3,005,565

Containers & Packaging – 0.1%	Crown Holdings, Inc. (b)	23,800	442,680
	Containers & Packaging Total		442,680

Metals & Mining – 0.4%	Allegheny Technologies, Inc. (a)	12,000	746,280
	Freeport-McMoRan Copper & Gold, Inc., Class B (a)	15,900	846,834
	Phelps Dodge Corp.	8,400	711,480
	Metals & Mining Total		2,304,594

Paper & Forest Products – 0.1%	Weyerhaeuser Co. (a)	11,400	701,442
	Paper & Forest Products Total		701,442

Materials Total			13,457,019

Telecommunication Services – 1.5%
Diversified Telecommunication Services – 1.1%	AT&T, Inc.	64,015	2,084,329
	Level 3 Communications, Inc. (b)	90,739	485,454
	Time Warner Telecom, Inc., Class A (b)	95,826	1,821,652
	Verizon Communications, Inc.	54,302	2,016,233
	Diversified Telecommunication Services Total		6,407,668

Wireless Telecommunication Services – 0.4%	American Tower Corp., Class A (b)	43,300	1,580,450
	NII Holdings, Inc. (b)	13,600	845,376
	Wireless Telecommunication Services Total		2,425,826

Telecommunication Services Total			8,833,494

Utilities – 1.6%
Electric Utilities – 1.4%	Edison International	57,800	2,406,792
	Entergy Corp.	28,778	2,251,303
	Exelon Corp.	38,063	2,304,334
	PPL Corp.	46,500	1,529,850
	Electric Utilities Total		8,492,279

Multi-Utilities – 0.2%	PG&E Corp. (a)	30,148	1,255,662
	Multi-Utilities Total		1,255,662

Utilities Total			9,747,941

	Total Common Stocks (cost of $316,716,462)		374,267,275

Mortgage-Backed Securities – 10.3%

		Par ($)
Federal Home Loan Mortgage Corp.	5.000% 08/01/20	7,595,446	7,463,970
	5.000% 11/01/20	3,769,152	3,703,908
	5.500% 12/01/20	2,402,451	2,402,010
	5.500% 01/01/21	1,900,987	1,900,639
	5.500% 07/01/21	8,556,408	8,551,336

See Accompanying Notes to Financial Statements.

13

		Par ($)	Value ($)
Federal Home Loan Mortgage Corp. (continued)	6.000% 02/01/09	500,031	500,311
	6.500% 07/01/14	48,866	49,910
	6.500% 12/01/14	57,916	59,153
	6.500% 06/01/29	53,075	54,393
	6.500% 01/01/30	89,441	91,663
	7.000% 11/01/29	47,325	48,795
	7.000% 01/01/30	25,383	26,171
	8.000% 07/01/20	38,404	39,914

Federal National Mortgage Association	5.000% 01/01/18	1,431,520	1,411,497
	5.000% 06/01/18	8,989,512	8,857,929
	5.000% 11/01/18	1,204,705	1,187,071
	5.500% 10/01/35	7,442,560	7,336,048
	5.500% 11/01/35	3,903,298	3,847,438
	5.500% 04/01/36	3,957,013	3,898,596
	5.500% 05/01/36	3,314,515	3,265,583
	6.000% 11/01/35	510,172	512,654
	6.500% 05/01/07	2,989	2,988
	6.500% 12/01/07	665	665
	6.500% 05/01/08	9,148	9,184
	6.500% 07/01/08	4,053	4,070
	6.500% 08/01/08	28,580	28,693
	6.500% 09/01/08	25,213	25,313
	6.500% 10/01/08	53,605	53,817
	6.500% 11/01/08	183,221	183,689
	6.500% 12/01/08	21,849	21,938
	6.500% 01/01/09	25,673	25,775
	6.500% 02/01/09	478,607	481,100
	6.500% 04/01/09	673,252	678,788
	6.500% 04/01/11	330,835	336,546
	6.500% 05/01/11	1,021,471	1,039,104
	6.500% 11/01/25	4	4
	6.500% 08/01/34	2,784,796	2,838,824
	6.500% 12/01/35	206,186	210,003
	7.000% 08/15/23	234,192	241,790
	7.000% 07/01/32	75,400	77,604
	7.000% 12/01/32	1,059,804	1,090,783
	Total Mortgage-Backed Securities (cost of $62,848,159)		62,559,667

Corporate Fixed-Income Bonds & Notes – 8.7%
Basic Materials – 0.1%
Metals & Mining – 0.1%
Alcan, Inc.	4.500% 05/15/13	855,000	805,873
	Metals & Mining Total		805,873

Basic Materials Total			805,873

See Accompanying Notes to Financial Statements.

14

		Par ($)	Value ($)
Communications – 1.2%
Media – 0.6%
Jones Intercable, Inc.	7.625% 04/15/08	1,125,000	1,161,120

Liberty Media Corp.	0.750% 03/30/23	1,800,000	1,982,250

Time Warner, Inc.	6.625% 05/15/29	850,000	849,820
	Media Total		3,993,190

Telecommunication Services – 0.6%
New Cingular Wireless Services, Inc.	8.750% 03/01/31	475,000	607,240

Sprint Capital Corp.	6.875% 11/15/28	600,000	608,077

Telefonica Emisones SAU	5.984% 06/20/11	825,000	840,644

Verizon Global Funding Corp.	7.750% 12/01/30	950,000	1,089,012

Vodafone Group PLC	7.750% 02/15/10	400,000	428,918
	Telecommunication Services Total		3,573,891

Communications Total			7,567,081

Consumer Cyclical – 0.5%
Auto Manufacturers – 0.1%
DaimlerChrysler NA Holding Corp.	8.500% 01/18/31	500,000	594,205
	Auto Manufacturers Total		594,205

Home Builders – 0.1%
D.R. Horton, Inc.	5.625% 09/15/14	750,000	707,105
	Home Builders Total		707,105

Lodging – 0.1%
Harrah’s Operating Co., Inc.	5.625% 06/01/15	600,000	557,708
	Lodging Total		557,708

Retail – 0.2%
Wal-Mart Stores, Inc.	4.000% 01/15/10	1,200,000	1,162,791
	Retail Total		1,162,791

Consumer Cyclical Total			3,021,809

Consumer Non-Cyclical – 1.0%
Beverages – 0.2%
Diageo Capital PLC	3.375% 03/20/08	1,150,000	1,120,146
	Beverages Total		1,120,146

Cosmetics/Personal Care – 0.1%
Procter & Gamble Co.	4.750% 06/15/07	490,000	488,473
	Cosmetics/Personal Care Total		488,473

See Accompanying Notes to Financial Statements.

15

		Par ($)	Value ($)
Consumer Non-Cyclical (continued)
Food – 0.2%
Kroger Co.	6.200% 06/15/12	1,000,000	1,025,113
	Food Total		1,025,113

Healthcare Products – 0.1%
Baxter FinCo BV	4.750% 10/15/10	850,000	835,027
	Healthcare Products Total		835,027

Healthcare Services – 0.3%
UnitedHealth Group, Inc.	3.375% 08/15/07	1,250,000	1,229,217

WellPoint, Inc.	6.800% 08/01/12	750,000	800,573
	Healthcare Services Total		2,029,790

Household Products/Wares – 0.1%
Fortune Brands, Inc.	5.375% 01/15/16	725,000	691,551
	Household Products/Wares Total		691,551

Consumer Non-Cyclical Total			6,190,100

Energy – 0.5%
Oil & Gas – 0.3%
Anadarko Petroleum Corp.	6.450% 09/15/36	315,000	321,750

Marathon Oil Corp.	6.800% 03/15/32	825,000	916,309

Valero Energy Corp.	6.875% 04/15/12	650,000	691,996
	Oil & Gas Total		1,930,055

Pipelines – 0.2%
TransCanada Corp.	5.850% 03/15/36	1,200,000	1,192,282
	Pipelines Total		1,192,282

Energy Total			3,122,337

Financials – 3.7%
Banks – 1.0%
HSBC Capital Funding LP	9.547% 12/31/49 (d)(e)	1,850,000	2,099,709

Wachovia Corp.	4.875% 02/15/14	1,650,000	1,596,347

Wells Fargo & Co.	5.125% 09/01/12	1,979,000	1,977,365
	Banks Total		5,673,421

Diversified Financial Services – 2.1%
American Express Credit Corp.	3.000% 05/16/08	1,100,000	1,063,233

Capital One Bank	4.875% 05/15/08	575,000	571,583

Citicorp	8.040% 12/15/19 (d)	1,360,000	1,612,617

See Accompanying Notes to Financial Statements.

16

		Par ($)	Value ($)
Financials (continued)
Diversified Financial Services (continued)

Countrywide Home Loans, Inc.	4.125% 09/15/09	780,000	755,620

Credit Suisse First Boston USA, Inc.	4.875% 08/15/10	1,050,000	1,037,589

General Electric Capital Corp.	5.000% 01/08/16	1,980,000	1,938,858

Goldman Sachs Group, Inc.	6.345% 02/15/34	1,000,000	993,631

JPMorgan Chase Capital XV	5.875% 03/15/35	1,225,000	1,174,247

Merrill Lynch & Co., Inc.	4.125% 01/15/09	1,250,000	1,221,615

Morgan Stanley	6.750% 04/15/11	900,000	951,512

SLM Corp.	5.375% 05/15/14	1,500,000	1,488,368
	Diversified Financial Services Total		12,808,873

Insurance – 0.3%
American International Group, Inc.	2.875% 05/15/08	1,850,000	1,785,831
	Insurance Total		1,785,831

Real Estate – 0.1%
EOP Operating LP	7.000% 07/15/11	700,000	740,991
	Real Estate Total		740,991

Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.	6.450% 06/25/12	1,125,000	1,157,599
	Real Estate Investment Trusts (REITs) Total		1,157,599

Financials Total			22,166,715

Industrials – 0.7%
Aerospace & Defense – 0.2%
Raytheon Co.	8.300% 03/01/10	1,100,000	1,201,818
	Aerospace & Defense Total		1,201,818

Environmental Control – 0.2%
Waste Management, Inc.	7.375% 08/01/10	1,150,000	1,232,618
	Environmental Control Total		1,232,618

Machinery – 0.3%
Caterpillar Financial Services Corp.	3.625% 11/15/07	500,000	490,751

John Deere Capital Corp.	4.625% 04/15/09	1,075,000	1,060,728
	Machinery Total		1,551,479

Industrials Total			3,985,915

See Accompanying Notes to Financial Statements.

17

		Par ($)	Value ($)
Technology – 0.1%
Computers – 0.1%
International Business Machines Corp.	6.220% 08/01/27	850,000	901,258
	Computers Total		901,258

Technology Total			901,258

Utilities – 0.9%
Electric – 0.8%
American Electric Power Co., Inc.	5.250% 06/01/15	845,000	821,869

Commonwealth Edison Co.	5.950% 08/15/16	800,000	811,070

Progress Energy, Inc.	7.750% 03/01/31	675,000	817,764

Scottish Power PLC	5.375% 03/15/15	1,050,000	1,029,192

Southern California Edison Co.	5.000% 01/15/14	800,000	780,739

Virginia Electric & Power Co.	5.375% 02/01/07	500,000	499,607
	Electric Total		4,760,241

Gas – 0.1%
Sempra Energy	4.750% 05/15/09	550,000	542,847
	Gas Total		542,847

Utilities Total			5,303,088
	Total Corporate Fixed-Income Bonds & Notes (cost of $53,559,739)		53,064,176

Government & Agency Obligations – 6.8%
Foreign Government Obligations – 0.4%
Province of Quebec	5.000% 07/17/09	1,300,000	1,299,835

United Mexican States	7.500% 04/08/33	1,150,000	1,326,525
	Foreign Government Obligations Total		2,626,360

U.S. Government Agencies – 1.6%
Federal Home Loan Mortgage Corp.	5.500% 07/18/16	3,560,000	3,697,861

Federal National Mortgage Association	5.250% 08/01/12	5,805,000	5,835,343
	U.S. Government Agencies Total		9,533,204

U.S. Government Obligations – 4.8%
U.S. Treasury Bonds	6.250% 08/15/23	6,715,000	7,796,222
	7.250% 05/15/16	11,805,000	14,148,481

U.S. Treasury Inflation Indexed Notes	3.875% 01/15/09	3,306,545	3,401,480

U.S. Treasury Notes	3.875% 02/15/13	4,015,000	3,856,440
	U.S. Government Obligations Total		29,202,623

	Total Government & Agency Obligations (cost of $41,206,312)		41,362,187

See Accompanying Notes to Financial Statements.

18

		Par ($)	Value ($)
Collateralized Mortgage Obligations – 4.6%
Agency – 2.5%
Federal Home Loan Mortgage Corp.	4.500% 03/15/18	3,800,000	3,706,086
	5.000% 12/15/15	1,173,881	1,168,169
	6.000% 02/15/28	3,599,639	3,645,587

Federal National Mortgage Association	5.000% 12/25/15	2,700,000	2,677,910
	6.000% 04/25/32	3,800,000	3,866,607
	Agency Total		15,064,359

Non-Agency – 2.1%
Countrywide Alternative Loan Trust	5.250% 03/25/35	2,500,792	2,472,635
	5.250% 08/25/35	735,648	734,119
	5.500% 10/25/35	1,714,479	1,706,671

JPMorgan Mortgage Trust	6.087% 10/25/36	4,200,000	4,213,440

Residential Asset Securitization Trust	4.500% 08/25/34	2,611,752	2,553,286

Wamu Alternative Mortgage Pass-Through Certificates	5.500% 07/25/35	955,740	953,245
	Non-Agency Total		12,633,396

	Total Collateralized Mortgage Obligations (cost of $27,942,438)		27,697,755

Commercial Mortgage-Backed Securities – 2.0%
First Union Chase Commercial Mortgage	6.645% 06/15/31	2,011,667	2,068,129

First Union National Bank Commercial Mortgage Trust	6.141% 02/12/34	5,000,000	5,212,128

LB-UBS Commercial Mortgage Trust	6.510% 12/15/26	4,000,000	4,196,454

Wachovia Bank Commercial Mortgage Trust	3.989% 06/15/35	830,000	772,513
	Total Commercial Mortgage-Backed Securities (cost of $12,464,714)		12,249,224

Asset-Backed Securities – 0.7%
Consumer Funding LLC	5.430% 04/20/15	1,820,000	1,846,781

Green Tree Financial Corp.	6.870% 01/15/29	488,237	502,859

Origen Manufactured Housing	3.380% 08/15/17	1,330,582	1,312,844

Providian Gateway Master Trust	3.350% 09/15/11 (d)	500,000	491,627
	Total Asset-Backed Securities (cost of $4,237,170)		4,154,111

See Accompanying Notes to Financial Statements.

19

		Shares	Value ($)
Securities Lending Collateral – 3.2%
	State Street Navigator Securities Lending Prime Portfolio (c)	19,458,295	19,458,295
	Total Securities Lending Collateral (cost of $19,458,295)		19,458,295

		Par ($)
Short-Term Obligations – 4.9%
U.S. Government Obligations – 0.1%

United States Treasury Bill	4.820% 12/14/06 (f)	800,000	792,156
	U.S. Government Obligation Total		792,156

Repurchase Agreement – 4.8%
	Repurchase agreement with State Street Bank & Trust Co., dated 09/29/06, due 10/02/06 at 4.950%, collateralized by U.S. Government obligations with various maturities to 08/15/22, market value of $29,727,411 (repurchase proceeds $29,142,016)	29,130,000	29,130,000

	Total Short-Term Obligations (cost of $29,922,156)		29,921,156

	Total Investments – 102.9% (cost of $568,355,445) (g)		624,734,846

	Other Assets & Liabilities, Net – (2.9)%		(17,891,214)

	Net Assets – 100.0%		606,843,632

Notes to Investment Portfolio:

(a)	All or a portion of this security is on loan at September 30, 2006. The total market value of securities on loan at September 30, 2006 is $18,913,069.
(b)	Non-income producing security.
(c)	Investment made with cash collateral received from securities lending activity.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, these securities, which are not illiquid, amounted to $5,160,111, which represents 0.9% of net assets.

(e)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2006.
(f)	Security pledged as collateral for open futures contracts.
(g)	Cost for federal income tax purposes is $572,561,898.

As of September 30, 2006, the Fund held the following open long futures contracts:

Type	Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index Futures	6	$2,018,100	$1,988,924	Dec-06	$29,176

At September 30, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (unaudited)	% of Net Assets
Common Stocks	61.7%
Mortgage-Backed Securities	10.3
Corporate Fixed-Income Bonds & Notes	8.7
Government & Agency Obligations	6.8
Collateralized Mortgage Obligations	4.6
Commercial Mortgage-Backed Securities	2.0
Asset-Backed Securities	0.7
Securities Lending Collateral	3.2
Short-Term Obligations	4.9
Other Assets & Liabilities, Net	(2.9)
100.0%

Acronym	Name
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

20

Statement of Assets and Liabilities – Columbia Liberty Fund (September 30, 2006)

		($)
Assets	Investments, at cost	568,355,445
	Investments, at value (including securities on loan of $18,913,069)	624,734,846
	Cash	5,064
	Foreign currency (cost of $240,162)	239,368
	Receivable for:
	Investments sold	5,057,896
	Fund shares sold	103,881
	Interest	1,712,993
	Dividends	502,490
	Foreign tax reclaims	45,396
	Deferred Trustees’ compensation plan	82,189
	Other assets	1,920
	Total Assets	632,486,043

Liabilities	Collateral on securities loaned	19,458,295
	Payable for:
	Investments purchased	4,381,377
	Fund shares repurchased	1,003,223
	Futures variation margin	2,605
	Distributions	98
	Investment advisory fee	273,933
	Transfer agent fee	167,207
	Pricing and bookkeeping fees	17,646
	Trustees’ fees	5,700
	Custody fee	19,229
	Distribution and service fees	115,915
	Chief compliance officer expenses	1,722
	Deferred Trustees’ fees	82,189
	Other liabilities	113,272
	Total Liabilities	25,642,411
	Net Assets	606,843,632

Composition of Net Assets	Paid-in capital	539,250,678
	Undistributed net investment income	291,615
	Accumulated net realized gain	10,893,182
	Net unrealized appreciation (depreciation) on:
	Investments	56,379,401
	Foreign currency translations	(420)
	Futures contracts	29,176
	Net Assets	606,843,632

See Accompanying Notes to Financial Statements.

21

Class A	Net assets	$514,825,611
	Shares outstanding	58,594,744
	Net asset value per share	$8.79	(a)
	Maximum offering price per share ($8.79/0.9425)	$9.33	(b)

Class B
	Net assets	$85,766,487
	Shares outstanding	9,769,516
	Net asset value and offering price per share	$8.78	(a)

Class C
	Net assets	$5,076,302
	Shares outstanding	579,649
	Net asset value and offering price per share	$8.76	(a)

Class Z
	Net assets	$1,175,232
	Shares outstanding	125,794
	Net asset value, offering and redemption price per share	$9.34

(a)          Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)         On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

22

Statement of Operations – Columbia Liberty Fund

(For the Year Ended September 30, 2006)

		($)
Investment Income	Dividends	7,470,251
	Interest	12,379,346
	Securities lending	2,125
	Total Investment Income (net of foreign taxes withheld of $197,430)	19,851,722

Expenses	Investment advisory fee	3,533,329
	Distribution fee:
	Class B	815,977
	Class C	40,206
	Service fee:
	Class A	1,234,728
	Class B	254,635
	Class C	12,555
	Transfer agent fee	923,210
	Pricing and bookkeeping fees	177,592
	Trustees’ fees	42,443
	Custody fee	113,266
	Chief compliance officer expenses (See Note 4)	7,562
	Non-recurring costs (See Note 9)	6,165
	Other expenses	339,383
	Total Expenses	7,501,051

	Fees waived by Transfer Agent	(49,261)
	Non-recurring costs assumed by Investment Advisor (See Note 9)	(6,165)
	Custody earnings credit	(6,719)
	Net Expenses	7,438,906
	Net Investment Income	12,412,816

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Contracts	Net realized gain on:
	Investments	40,797,547
	Foreign currency transactions	113,895
	Futures contracts	157,326
	Net realized loss due to trading error (See Note 8)	—
	Net realized gain	41,068,768

	Net change in unrealized appreciation (depreciation) on:
	Investments	(8,728,038)
	Foreign currency translations	4,760
	Futures contracts	43,384
	Net change in unrealized appreciation (depreciation)	(8,679,894)
	Net Gain	32,388,874
	Net Increase in Net Assets from Operations	44,801,690

See Accompanying Notes to Financial Statements.

23

Statement of Changes in Net Assets – Columbia Liberty Fund

	Year Ended September 30	2006 ($)	2005 ($)
Increase (Decrease) in Net Assets
Operations	Net investment income	12,412,816	12,491,281
	Net realized gain on investments, foreign currency transactions and futures contracts	41,068,768	65,336,525
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and futures contracts	(8,679,894)	(1,607,703)
	Net Increase from Operations	44,801,690	76,220,103

Distributions Declared to Shareholders	From net investment income:
	Class A	(11,409,715)	(11,657,262)
	Class B	(1,518,313)	(2,009,483)
	Class C	(76,582)	(75,677)
	Class Z	(23,950)	(14,808)
	Total Distributions Declared to Shareholders	(13,028,560)	(13,757,230)

Share Transactions	Class A:
	Subscriptions	30,604,125	27,220,025
	Distributions reinvested	9,936,771	10,085,878
	Redemptions	(97,631,492)	(114,973,644)
	Net Decrease	(57,090,596)	(77,667,741)

	Class B:
	Subscriptions	1,862,617	5,443,035
	Distributions reinvested	1,435,787	1,892,988
	Redemptions	(53,577,943)	(61,815,723)
	Net Decrease	(50,279,539)	(54,479,700)

	Class C:
	Subscriptions	1,006,151	562,491
	Distributions reinvested	70,678	67,904
	Redemptions	(1,746,664)	(1,675,476)
	Net Decrease	(669,835)	(1,045,081)

	Class Z:
	Subscriptions	559,930	83,983
	Distributions reinvested	15,481	14,186
	Redemptions	(139,642)	(96,862)
	Net Increase	435,769	1,307
	Net Decrease from Share Transactions	(107,604,201)	(133,191,215)
	Total Decrease in Net Assets	(75,831,071)	(70,728,342)

Net Assets	Beginning of period	682,674,703	753,403,045
	End of period	606,843,632	682,674,703
	Undistributed net investment income at end of period	291,615	26,800

See Accompanying Notes to Financial Statements.

24

	Year Ended September 30	2006	2005
Changes in Shares	Class A:
	Subscriptions	3,565,720	3,359,032
	Issued for distributions reinvested	1,162,174	1,242,399
	Redemptions	(11,383,791)	(14,180,549)
	Net Decrease	(6,655,897)	(9,579,118)

	Class B:
	Subscriptions	216,523	675,029
	Issued for distributions reinvested	168,281	233,718
	Redemptions	(6,257,349)	(7,641,139)
	Net Decrease	(5,872,545)	(6,732,392)

	Class C:
	Subscriptions	117,577	69,377
	Issued for distributions reinvested	8,302	8,396
	Redemptions	(203,324)	(208,371)
	Net Decrease	(77,445)	(130,598)

	Class Z:
	Subscriptions	60,432	9,746
	Issued for distributions reinvested	1,704	1,646
	Redemptions	(15,150)	(11,287)
	Net Increase	46,986	105

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares

	Year Ended September 30,					Period Ended September 30,		Year Ended October 31,
	2006		2005		2004	2003 (a)		2002		2001
Net Asset Value, Beginning of Period	$8.36		$7.68		$7.22	$6.68		$7.53		$10.24

Income from Investment Operations:
Net investment income (b)	0.18		0.15		0.13	0.12		0.16	(c)	0.19
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.44		0.70		0.51	0.55		(0.84	)(c)	(1.70)
Total from Investment Operations	0.62		0.85		0.64	0.67		(0.68)		(1.51)

Less Distributions Declared to Shareholders:
From net investment income	(0.19)		(0.17)		(0.18)	(0.13)		(0.17)		(0.20)
From net realized gains	—		—		—	—		—		(1.00)
Total Distributions Declared to Shareholders	(0.19)		(0.17)		(0.18)	(0.13)		(0.17)		(1.20)

Net Asset Value, End of Period	$8.79		$8.36		$7.68	$7.22		$6.68		$7.53
Total return (d)	7.47	%(e)(f)	11.12	%(e)	8.92%	10.13	%(g)	(9.19)%		(16.38)%

Ratios to Average Net Assets:
Operating expenses (h)	1.03%		1.13%		1.13%	1.23	%(i)	1.18%		1.13%
Interest expense	—%		—%		—%	—	%(i)(j)	—	%(j)	—%
Expenses (h)	1.03%		1.13%		1.13%	1.23	%(i)	1.18%		1.13%
Net investment income (h)	2.07%		1.88%		1.73%	1.86	%(i)	2.24	%(c)	2.29%
Waiver/reimbursement	0.01%		0.01%		—%	—%		—%		—%
Portfolio turnover rate	98%		83%		74%	109	%(g)	41%		55%
Net assets, end of period (000’s)	$514,826		$545,773		$574,954	$605,859		$624,483		$757,467

(a)          The Fund changed its fiscal year end from October 31 to September 30.

(b)         Per share data was calculated using average shares outstanding during the period.

(c)          Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.28% to 2.24%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)         Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)          Had the Investment Advisor and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(f)            Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(g)         Not Annualized.

(h)         The benefits derived from custody credits, if applicable, had an impact of less than 0.01%.

(i)             Annualized.

(j)             Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

26

Selected data for a share outstanding throughout each period is as follows:

Class B Shares

	Year Ended September 30,					Period Ended September 30,		Year Ended October 31,
	2006		2005		2004	2003 (a)		2002		2001
Net Asset Value, Beginning of Period	$8.36		$7.68		$7.21	$6.67		$7.51		$10.22

Income from Investment Operations:
Net investment income (b)	0.11		0.09		0.07	0.07		0.11	(c)	0.13
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.43		0.70		0.52	0.55		(0.83	)(c)	(1.71)
Total from Investment Operations	0.54		0.79		0.59	0.62		(0.72)		(1.58)

Less Distributions Declared to Shareholders:
From net investment income	(0.12)		(0.11)		(0.12)	(0.08)		(0.12)		(0.13)
From net realized gains	—		—		—	—		—		(1.00)
Total Distributions Declared to Shareholders	(0.12)		(0.11)		(0.12)	(0.08)		(0.12)		(1.13)

Net Asset Value, End of Period	$8.78		$8.36		$7.68	$7.21		$6.67		$7.51
Total return (d)	6.55	%(e)(f)	10.30	%(e)	8.22%	9.33	%(g)	(9.77)%		(17.05)%

Ratios to Average Net Assets:
Operating expenses (h)	1.78%		1.88%		1.88%	1.98	%(i)	1.93%		1.88%
Interest expense	—%		—%		—%	—	%(i)(j)	—	%(j)	—%
Expenses (h)	1.78%		1.88%		1.88%	1.98	%(i)	1.93%		1.88%
Net investment income (h)	1.31%		1.14%		0.97%	1.11	%(i)	1.49	%(c)	1.54%
Waiver/reimbursement	0.01%		0.01%		—%	—%		—%		—%
Portfolio turnover rate	98%		83%		74%	109	%(g)	41%		55%
Net assets, end of period (000’s)	$85,766		$130,724		$171,775	$218,494		$252,598		$412,639

(a)          The Fund changed its fiscal year end from October 31 to September 30.

(b)         Per share data was calculated using average shares outstanding during the period.

(c)          Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.53% to 1.49%. The impact to the net investment income and net realized and unrealized gain (loss) per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)         Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)          Had the Investment Advisor and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(f)            Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(g)         Not annualized.

(h)         The benefits derived from custody credits, if applicable, had an impact of less than 0.01%.

(i)             Annualized.

(j)             Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

27

Selected data for a share outstanding throughout each period is as follows:

Class C Shares

	Year Ended September 30,					Period Ended September 30,		Year Ended October 31,
	2006		2005		2004	2003 (a)		2002		2001
Net Asset Value, Beginning of Period	$8.34		$7.66		$7.20	$6.66		$7.50		$10.21

Income from Investment Operations:
Net investment income (b)	0.11		0.09		0.07	0.07		0.11	(c)	0.13
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.43		0.70		0.51	0.55		(0.83	)(c)	(1.71)
Total from Investment Operations	0.54		0.79		0.58	0.62		(0.72)		(1.58)

Less Distributions Declared to Shareholders:
From net investment income	(0.12)		(0.11)		(0.12)	(0.08)		(0.12)		(0.13)
From net realized gains	—		—		—	—		—		(1.00)
Total Distributions Declared to Shareholders	(0.12)		(0.11)		(0.12)	(0.08)		(0.12)		(1.13)

Net Asset Value, End of Period	$8.76		$8.34		$7.66	$7.20		$6.66		$7.50
Total return (d)	6.56	%(e)(f)	10.33	%(e)	8.09%	9.34	%(g)	(9.78)%		(17.07)%

Ratios to Average Net Assets:
Operating expenses (h)	1.78%		1.88%		1.88%	1.98	%(i)	1.93%		1.88%
Interest expense	—%		—%		—%	—	%(i)(j)	—	%(j)	—%
Expenses (h)	1.78%		1.88%		1.88%	1.98	%(i)	1.93%		1.88%
Net investment income (h)	1.31%		1.13%		0.97%	1.11	%(i)	1.49	%(c)	1.54%
Waiver/reimbursement	0.01%		0.01%		—%	—%		—%		—%
Portfolio turnover rate	98%		83%		74%	109	%(g)	41%		55%
Net assets, end of period (000’s)	$5,076		$5,478		$6,033	$8,457		$7,873		$10,463

(a)          The Fund changed its fiscal year end from October 31 to September 30.

(b)         Per share data was calculated using average shares outstanding during the period.

(c)          Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.53% to 1.49%. The impact to the net investment income and net realized and unrealized gain(loss) per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)         Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)          Had the Investment Advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)            Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(g)         Not annualized.

(h)         The benefits derived from custody credits, if applicable, had an impact of less than 0.01%.

(i)             Annualized.

(j)             Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

28

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares

	Year Ended September 30,					Period Ended September 30,		Year Ended October 31,
	2006		2005		2004	2003 (a)		2002		2001
Net Asset Value, Beginning of Period	$8.88		$8.15		$7.65	$7.07		$7.95		$10.75

Income from Investment Operations:
Net investment income (b)	0.21		0.18		0.16	0.14		0.19	(c)	0.21
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.46		0.74		0.54	0.59		(0.88	)(c)	(1.79)
Total from Investment Operations	0.67		0.92		0.70	0.73		(0.69)		(1.58)

Less Distributions Declared to Shareholders:
From net investment income	(0.21)		(0.19)		(0.20)	(0.15)		(0.19)		(0.22)
From net realized gains	—		—		—	—		—		(1.00)
Total Distributions Declared to Shareholders	(0.21)		(0.19)		(0.20)	(0.15)		(0.19)		(1.22)

Net Asset Value, End of Period	$9.34		$8.88		$8.15	$7.65		$7.07		$7.95
Total return (d)	7.60	%(e)(f)	11.33	%(e)	9.19%	10.38	%(g)	(8.88)%		(16.25)%

Ratios to Average Net Assets:
Operating expenses (h)	0.79%		0.90%		0.90%	1.00	%(i)	0.95%		0.90%
Interest expense	—%		—%		—%	—	%(i)(j)	—	%(j)	—%
Expenses (h)	0.79%		0.90%		0.90%	1.00	%(i)	0.95%		0.90%
Net investment income (h)	2.34%		2.11%		1.99%	2.00	%(i)	2.47	%(c)	2.52%
Waiver/reimbursement	0.01%		0.01%		—%	—%		—%		—%
Portfolio turnover rate	98%		83%		74%	109	%(g)	41%		55%
Net assets, end of period (000’s)	$1,175		$700		$641	$340		$137		$50

(a)          The Fund changed its fiscal year end from October 31 to September 30.

(b)         Per share data was calculated using average shares outstanding during the period.

(c)          Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 2.51% to 2.47%. The impact to the net investment income and net realized and unrealized gain(loss) per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)         Total return at net asset value assuming all distributions reinvested.

(e)          Had the Investment Advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)            Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(g)         Not annualized.

(h)         The benefits derived from custody credits, if applicable, had an impact of less than 0.01%.

(i)             Annualized.

(j)             Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

29

Notes to Financial Statements – Columbia Liberty Fund (September 30, 2006)

Note 1. Organization

Columbia Liberty Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goals

The Fund seeks primarily income and capital growth. The Fund’s secondary goal is capital preservation.

Fund Shares

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which the shares are purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the

30

Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. There are several risks in connection with the use of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The investment advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

31

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax

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differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2006, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, paydowns, market discount reclassifications and PFIC adjustments were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized	Paid-In Capital
$ 880,559	$(1,927,199)	$1,046,640

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended September 30, 2006 and 2005 was as follows:

	2006	2005
Distributions paid from:
Ordinary Income*	$13,028,560	$13,757,230

*                 For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$ 1,526,271	$13,980,703	$52,172,948

*                 The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, PFTC adjustments and AICPA amortization/accretion adjustments.

Unrealized appreciation and depreciation at September 30, 2006, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$58,403,764
Unrealized depreciation	(6,230,816)
Net unrealized appreciation	$52,172,948

Capital loss carryforwards of $24,188,434 were utilized during the year ended September 30, 2006

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.55%
$1 billion to $1.5 billion	0.50%
Over $1.5 billion	0.45%

For the year ended September 30, 2006, the Fund’s effective investment advisory fee rate was 0.55% of the Fund’s average daily net assets.

Sub-Advisory Fee

Nordea Investment Management North America, Inc. (“NIMNAI”) has been retained by Columbia as sub-advisor to a portion of the Fund. As the sub-advisor, NIMNAI is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for a portion of the Fund. Columbia, from the investment advisory

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fee it receives, pays NIMNAI a monthly sub-advisory fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund’s assets under management by NIMNAI.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Bank and Trust (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee (exclusive of out-of-pocket expenses and charges) shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund’s average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended September 30, 2006, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.028% of the Fund’s average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. Prior to April 1, 2006, the annual rate was $15.23 from November 1, 2005 through March 31, 2006. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Prior to November 1, 2005, the Transfer Agent received a fee, paid monthly at the annual rate of $28.00 per open account and was reimbursed for certain out-of-pocket expenses.

The Transfer Agent voluntarily waived $49,261 of its fees for the period October 1, 2005 through October 31, 2005 for the Fund. For the year ended September 30, 2006, the effective transfer agent fee rate, inclusive of out-of-pocket expenses and net of fee waivers for the Fund was 0.14% of the Fund’s average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the year ended September 30, 2006, the Distributor has retained net underwriting discounts of $19,185 on sales of the Fund’s Class A shares and net CDSC fees of $373, $125,136 and $1,074 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a Rule 12b-1 plan (the “Plan”) for Class A, Class B and Class C shares, which requires the payment of a monthly service fee to the Distributor. The service fee is equal to 0.15% annually of the average daily net assets attributable to the shares issued prior to April 1, 1989 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, and Class C shares issued thereafter. This arrangement results in a service fee that is a blend between the 0.15% and 0.25% annual rates for the Class A, Class B and Class C shares. For the year ended September 30, 2006, the Class A, Class B and Class C shares’ effective service fee rate was 0.24%.

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The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer position. The Fund’s expenses for the Chief Compliance Officer position will not exceed $15,000 per year.

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended September 30, 2006, the Fund paid $2,700 to Columbia for such services. This amount is included in “Other expenses” in the Statement of Operations.

Note 5. Portfolio Information

For the year ended September 30, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $598,570,414 and $705,945,267 respectively, of which $108,369,538 and $84,111,186, respectively, were U.S. Government securities.

Note 6. Securities Lending

The Fund commenced a securities lending program in August, 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in “Other expenses” on the Statement of Operations.

For the year ended September 30, 2006, the Fund did not borrow under this arrangement.

Note 8. Advisor Reimbursement due to Trading Error

During the year ended September 30, 2006, the Fund purchased shares of a security due to a trading error. This position was subsequently sold at a loss of $3,091 and the Fund has been reimbursed by Columbia.

Note 9. Disclosure of Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital

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Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”). The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements.” The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds, (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

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On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the ICA and the Investment Advisers Act of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended September 30, 2006, Columbia has assumed $6,165 of legal, consulting services and Trustees’ fees incurred by the Fund in connection with these matters.

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Report of Independent Registered Public Accounting Firm

Columbia Liberty Fund

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Liberty Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Liberty Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Fund for fiscal periods ended on or prior to September 30, 2003 were audited by other independent accountants whose report dated November 14, 2003 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 27, 2006

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Unaudited Information

Columbia Liberty Fund

Federal Income Tax Information

For the fiscal year ended September 30, 2006, the Fund designates long-term capital gains of $14,924,564.

34.10% of the ordinary income distributed by the Fund, for the year ended September 30, 2006, qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 52.41%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2005 to September 30, 2006 may represent qualified dividend income. Final information will be provided in your 2006 1099-DIV Form.

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Fund Governance – Columbia Liberty Fund

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Disinterested Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)

Independent business executive since May, 2006; Executive Vice President-Strategy, United Airlines (airline) from December, 2002 to May, 2006; President, UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer, United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor) and Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)

Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006. Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 83, None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)

Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 81, None

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Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 83, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)

Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)

(1)             In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2)             Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

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Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)

Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, Chairman of the Board of Directors, Enesco Group, Inc. (producer of giftware and home and garden decor products)

Interested Trustee

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider), and Reader’s Digest (publishing)

(3)             Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940, as amended (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

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Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)

Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Mary Joan Hoene (Born 1949)
100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Columbia Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)

Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC from September, 2004 to December, 2005; Vice President of Fund Administration from June, 2002 to September, 2004. Vice President of Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

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Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)

Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)

Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Important Information About This Report

Columbia Liberty Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Liberty Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an affiliate of Bank of America Corporation.

45

Columbia Liberty Fund

Annual Report – September 30, 2006

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/114339-0906 (11/06) 06/31413

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         The registrant’s Board adopted, effective January 3, 2006, a revised code of ethics described in 2(a) above.  This revised code of ethics, which is attached as an exhibit hereto, does not differ materially from the code of ethics in effect for the year ended September 30, 2005.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose reports to stockholders are included in this annual filing. Fee information for fiscal year ended September 30, 2006 also includes fees for three series that were merged into the registrant during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2006 and September 30, 2005 are approximately as follows:

2006	2005
$ 206,300	$ 186,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended September 30, 2006 and September 30, 2005 are approximately as follows:

2006	2005
$ 57,500	$ 56,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2006 and 2005, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports and fund mergers.

During the fiscal years ended September 30, 2006 and September 30, 2005, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended September 30, 2006 and September 30, 2005 are approximately as follows:

2006	2005
$ 64,600	$ 22,400

Tax Fees consist primarily of the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2006 also includes tax fees of approximately $31,000 for agreed-upon procedures related to fund mergers and the review of final tax returns and foreign tax assistance.

During the fiscal years ended September 30, 2006 and September 30, 2005, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended September 30, 2006 and September 30, 2005 are approximately as follows:

2006	2005
$ 2,300	$ 5,100

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In both fiscal years 2006 and 2005, all other fees include agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended September 30, 2006 and September 30, 2005 are approximately as follows:

2006	2005
$ 359,600	$ 95,500

In both fiscal years 2006 and 2005, All Other Fees include an internal control review of the registrant’s transfer agent. Fiscal year 2006 All Other Fees also includes an internal control examination of the registrant’s investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended September 30, 2006 and September 30, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2006 and September 30, 2005 are approximately as follows:

2006	2005
$ 484,000	$ 179,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	November 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	November 27, 2006

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	November 27, 2006